                                                               -----------------

                                                                  ANNUAL REPORT

                                                               December 31, 1997

                                                                  Allmerica IRA

                                                               -----------------





[PAINTING OF SAILBOAT APPEARS HERE]








                  [LOGO OF ALLMERICA FINANCIAL APPEARS HERE]

GENERAL INFORMATION
--------------------------------------------------------------------------------

Officers of First Allmerica
Financial Life Insurance Company

John F. O'Brien, President and CEO
Edward J. Parry, III, Vice President, CFO
   and Treasurer
Abigail M. Armstrong, Secretary and Counsel

Investment Manager
Allmerica Investment
   Management Company, Inc.
440 Lincoln Street
Worcester, MA 01653

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street
Worcester, MA 01653

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Custodian
Bankers Trust Company
16 Wall Street
New York, NY 10005

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110

Administrator
First Data Investor Services Group
4400 Computer Drive
Westborough, MA 01581

Officers of Allmerica
Investment Trust (AIT)
Richard M. Reilly, President
Thomas P. Cunningham, Treasurer
George M. Boyd, Secretary

Board of Trustees of AIT
John F. O'Brien, Chairman
Cynthia A. Hargadon*
Gordon Holmes*
John P. Kavanaugh
Bruce E. Langton*
Attiat F. Ott*
Richard M. Reilly
Ranne P. Warner*

*Independent Trustees


Investment Sub-Advisers
Allmerica Asset Management, Inc.
440 Lincoln Street
Worcester, MA 01653
  Equity Index Fund
  Investment Grade Income Fund
  Government Bond Fund
  Money Market Fund

Bank of Ireland Asset Management
  (U.S.) Limited
U.S. Offices:
20 Horseneck Lane, Greenwich, CT 06830
Main Offices:
26 Fitzwilliam Place, Dublin 2, Ireland
  Select International Equity Fund

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428
  Growth Fund

Nicholas-Applegate Capital Management, L.P.
600 West Broadway - Suite 2900
San Diego, CA 92101
  Select Aggressive Growth Fund


--------------------------------------------------------------------------------
                                   CONTENTS
--------------------------------------------------------------------------------

A LETTER FROM THE CHAIRMAN ...........................................       2

PERFORMANCE DISCLOSURE ...............................................       3

DOMESTIC & INTERNATIONAL EQUITY MARKET OVERVIEW ......................       4

Select Aggressive Growth Fund ........................................       6
Select International Equity Fund .....................................       7
Growth Fund ..........................................................       8
Equity Index Fund ....................................................       9

BOND & MONEY
MARKET OVERVIEW ......................................................      10

Investment Grade Income Fund .........................................      12
Government Bond Fund .................................................      13
Money Market Fund ....................................................      14

FINANCIALS ...........................................................      F-1



See Client Notices on page F-45.


A particular Fund may not be available under the group variable annuity which you have chosen. The Prospectus of the group annuity product you have chosen will indicate which Funds are available. Inclusion in this annual report of a Fund which is not available under your policy is not to be considered a solicitation.

--------------------------------------------------------------------------------
                          A LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

[PHOTO OF JOHN O'BRIEN APPEARS HERE]

Dear Client:

During 1997, investors benefited from generally healthy U.S. financial markets. The stock market delivered an unprecedented third consecutive year of returns over 20% and the bond market enjoyed its best results since 1995.

  This year's exceptional performance, however, masks the volatility which occurred, particularly in the U.S. equity markets. In fact, market volatility in 1997 was the fourth highest in the last 50 years. Moreover, not only did almost all of the gain in the S&P 500(R) occur during the first seven months of the year, returns were concentrated in just a handful of large company stocks. Understandably, this proved particularly frustrating to investors in smaller company stocks and to those large-cap managers with broadly diversified portfolios.

  Internationally, the markets proved quite challenging. The larger developed countries in the Morgan Stanley EAFE Index delivered solid returns through July but ended the year with a modest total return of approximately 2%. While Europe delivered strong returns to investors, a 21% decline in the Japanese market and the effects of a strong U.S. dollar eroded results. Emerging markets in Asia had a particularly tough year as many of these markets declined dramatically in the face of spiraling debt and asset deflation.

  One outcome of 1997's international turmoil was that many investors sought shelter in the relative safety of the U.S. bond market which returned over 9% for the year.

  While we continue to have a positive outlook for the U.S. and world economies, we encourage you to set realistic return expectations and remain focused on your long-term goals. As the past has so clearly shown, even when unprecedented annual returns have been achieved in U.S. markets, sudden downward movements can be quite severe and unsettling. We, therefore, encourage you to continue to work with your financial advisor to develop and implement a diversified and disciplined investment program. We believe one prudent way to participate in any future market potential is through long-term, tax-deferred professionally managed investment vehicles.

  We are pleased to report that almost two-thirds of our investment managers outperformed their peer group during 1997 as measured by Lipper Analytical Services. Over a more meaningful three-year period, almost 90% of these managers outperformed their competitors. We feel these results validate our disciplined approach to investment management which includes carefully defining investment parameters and rigorously monitoring managers' results.

  As we begin a new year, a tax issue has arisen that warrants our attention. As part of its Fiscal 1999 budget submission, the Administration has proposed troubling taxes on new variable annuity and variable life policyholders. While the details are not yet final and are subject to change, and would as proposed apply only to policies acquired after the effective date of any new legislation, we believe the spirit of these proposals is inconsistent with broad national, social and tax policies and would make it more difficult for Americans to save for retirement and achieve financial security. On your behalf and the behalf of others who seek to plan responsibly for retirement, we have joined a strong, broad-based industry coalition to defeat this legislation. We are confident our voice will be heard.

  We continue to work hard to earn your trust and thank all of you who supported the proxy initiatives of the Fund's trustees and management during the past year. We look forward to continuing to serve your investment and retirement needs in the future.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien



Chairman of the Board
Allmerica Financial Life Insurance and Annuity Company

--------------------------------------------------------------------------------
                            PERFORMANCE DISCLOSURE
--------------------------------------------------------------------------------

                                 ALLMERICA IRA

                  Average Annual Total Returns as of 12/31/97





     Total returns for fund options shown in this report do not reflect fees charged on the separate account level. Refer to the disclosure of the specific product for such fee information.




--------------------------------------------------------------------------------
For more information about the performance of the underlying funds, see the Performance Reviews beginning on page 6.
--------------------------------------------------------------------------------




Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Domestic & International Equity Market Overview

1992: U.S. economy continues its slow recovery. Larger companies downsize while smaller firms thrive.

1993: A year of low interest rates and strong growth in the emerging markets.

1994: Federal Reserve Board raises interest rates six times stalling equity markets even while corporate earnings continued to grow.

1995: Favorable economic conditions result in large gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S. stock market.

  Robust economic growth, strong corporate earnings, decreasing interest rates and a stronger dollar all combined to produce a third consecutive year of unprecedented gains for the stock market in 1997.

  After a first quarter tightening of interest rates by the Federal Reserve, the economy settled into a slow-growth, low-inflation pattern. Both inflation and long-term interest rates fell, creating ideal conditions for the U.S. stock market to flourish, albeit in the face of developing weakness in Asia.

  Overall, the Dow Jones Industrial Average rose 22.6% and the S&P 500(R) stock index soared 33.4%, the first time both had risen more than 20% for three straight years. But 1997 was also characterized by greater volatility as demonstrated by the mini-correction on October 27, when the Dow Jones Industrial Average plummeted more than 550 points in what proved to be the biggest point-drop ever. Even though the stock market rebounded with a 4.7% gain the next day, this activity clearly shook investor confidence.

  Overall, U.S. equity performance was dominated by large-cap companies as it had been in the last two years. Although small- and mid-cap stocks rallied for a short time during the third quarter, the brand name value and diversified structure of large caps prevailed. In fact, the same big companies which led the Dow Jones Industrial Average above 7000 in February and over 8000 in July proved to be the year's winners. These companies included Coca-Cola, International Business Machines, General Electric and Gillette.

  In terms of sector performance, financial services companies led the market's record-smashing gains, as surging merger and acquisition activity caused valuations to climb on these issues along with their prices.

  In addition, telecommunications, cable, airline and electric-utility stocks all posted particularly healthy returns for the year.

  Technology stocks, however, accounted for a large number of the market's most disappointing stocks in 1997. As weakening demand and declining profits mounted, these stocks fell from their posi-

                           [TIME LINE APPEARS HERE]

1997

JAN

Despite skepticism, the robust U.S. economy continues its momentum from 1996.

FEB

Dow Jones Industrial Average climbs to a record-breaking 7000.
[GRAPHIC APPEARS HERE]

MAR

[GRAPHIC APPEARS HERE]
In response to signs of rising inflation, the Federal Reserve raises the Federal Funds Rate by .25%.

APR

Technology stocks decline amidst worries about declining demand and profits. [GRAPHIC APPEARS HERE]

MAY

[GRAPHIC APPEARS HERE]
Japanese stocks deliver strong returns in the second quarter.

JUNE
tion as one of the best performing groups in recent years to a lagging industry. Worst hit were semiconductor companies, considered most vulnerable to a slump in Asian demand for high-tech goods.

  On the global front, political and financial turmoil throughout much of Asia characterized international markets in 1997. An environment of spiraling debt, asset deflation and collapsing economic growth caused a significant loss of investor confidence, particularly in Thailand, Malaysia and Singapore. Although Japan gained 22% during the second quarter, this increase occurred in spite of the disarray in the country's financial sector and domestic economy. The gain, however, was short-lived as the effects of the financial crisis in other parts of Asia began to move into Japan.

  Because the crisis in Asia was felt in other parts of the world, international equity markets as a whole produced widely divergent results. European markets were generally good performers, with Switzerland and Italy finishing the year on top with returns in excess of 35%. In the United Kingdom, strong corporate earnings results, particularly from the financial services sector, proved to be the foundation for a solid year.

  The emerging markets of Latin America and Eastern Europe, which had experienced some spectacular gains during the first half of 1997, didn't escape the impact of the Asian currency crisis. Throughout the first half of the year, Latin American markets rose sharply, benefiting from the region's strong export growth, low inflation, massive foreign capital inflows and surging local capital markets. Most notably, Mexico performed with surprising resilience. But results were pared back in the Fall as investors worried about the fundamental strength of Latin American economies.

  As 1998 begins, the outlook for the U.S. stock market is mixed. While a steady U.S. economy with stable inflationary characteristics generally bodes well for stocks, there is concern about the financial turmoil in Southeast Asia and its potential affects on domestic equities. Given this outlook, more normal returns from domestic stocks are forecast by many Wall Street analysts.

  But several factors could disrupt international equity markets as well. Tighter labor markets, slowing corporate earnings, deflationary pressure from weak Asian currencies and the unknown effect of the upcoming European Monetary Union in 1999 could all bring volatility. Many forecasters expect stock prices to be torn between upward influences from lower interest rates which boost price/earnings multiples and downward pressure from softening profits.

                           [TIME LINE APPEARS HERE]

JULY

The Dow Jones Industrial Average tops 8000 in one of the market's largest gains of the year.

AUG
[GRAPHIC APPEARS HERE]
Consumer Price Index (CPI) indicates slowing inflation, posting one of the lowest growth rates ever.

SEPT

[GRAPHIC APPEARS HERE]
On Oct. 27, the Dow Jones plunges more than 550 points, the biggest point-drop ever, shaking investor confidence.
OCT

NOV
[GRAPHIC APPEARS HERE]
Financial and political turmoil grips Asia, producing seven of the year's worst performing markets.

Italy and Switzerland draw top honors for the year's best-performing global markets for U.S. investors.

DEC

--------------------------------------------------------------------------------
                         SELECT AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
Nicholas-Applegate Capital Management, L.P.


ABOUT THE FUND:
Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock price.


PORTFOLIO COMPOSITION:
As of December 31, 1997, the sector allocation of net assets was:

                           [PIE CHART APPEARS HERE]

Technology                   14%
Durable Goods                13%
Finance                      11%
Computers and Software       11%
Retail                       10%
Energy                        8%
Electronics                   7%
Consumer Products             5%
Cash Equivalents              1%
Other                        20%

The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Fund Average is a non-weighted index of 233 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

The Select Aggressive Growth Fund returned 18.71% for the one-year period ended December 31, 1997, yet trailed the 24.36% return of the Russell 2500 Index for the same period.

   Most of this Fund's underperformance occurred in the fourth quarter as the effects of the Asian financial crisis pushed small- and mid-cap stocks sharply lower, especially technology issues. Because the Fund had 25% of its holdings allocated to technology-related sectors versus 16% for its Index, the downturn in Asia hit the Fund rather hard. This overweighting, plus an exposure to manufacturing and consumer services, two sectors which also suffered, were the prime factors in the underperformance.

   On the brighter side, stock selection in the financial services and energy sectors benefited performance. Financial services holdings such as Bear Stearns Cos. Inc., North Fork Bancorp, and Greenpoint Financial Corp., all reported strong gains due to record-setting performance, earlier merger activity and increased loan growth.

   Despite concerns over oil price declines and the possibility of the United Nations lifting the Iraqi trade embargo, energy stocks were also a bright spot for the Fund. These stocks benefited from strong industry trends, healthy business in oilfield services and increasing demand in contract drilling.

   The Fund's managers outlook for 1998 is cautiously optimistic. While low inflation, moderate growth and high employment rates continue to provide a favorable backdrop for the U.S. economy, the Asian financial crisis poses a threat to the global economy. Concerned about the effects this crisis could have on U.S. companies' earnings, the Fund's managers anticipate an economic slowdown in the U.S. in 1998. In fact, signs of this slowing demand from Asian buyers is already evident in actions such as Thai Airways recently canceled airplane order with Boeing.

   As the U.S. economy slows, the Fund's managers believe that growth stocks represent the most attractive potential. Because of their reliable earnings' stream, these stocks have historically outperformed value stocks during similar periods. In addition, small- and mid-cap stocks continue to exhibit excellent growth rates and valuations, especially after four years of underperformance relative to large-cap stocks.

                    GROWTH OF A $10,000 INVESTMENT SINCE 1992


                           [LINE GRAPH APPEARS HERE]

                             Select Aggressive     Russell 2500
                    Date        Growth Fund           Index
                    ----     -----------------     ------------
                    8/92          $10,000            $10,000
                   12/97          $26,049            $26,057

                             [PLOT POINTS TO COME]


                          AVERAGE ANNUAL TOTAL RETURNS

Years ended December 31, 1997                One Year  Five Years Life of Fund
--------------------------------------------------------------------------------
Select Aggressive Growth Fund                 18.71%     16.80%      19.57%
Russell 2500  Index                           24.36%     17.59%      19.60%
Lipper Capital Appreciation Fund Average      20.27%     15.17%      16.38%

--------------------------------------------------------------------------------
                       SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

For the one-year period ended December 31, 1997 the Select International Equity Fund returned 4.65%, outperforming the 2.06% return of the Morgan Stanley EAFE Index for the same period.

  Despite the financial turmoil in South East Asia and the Far East, global equity markets fared well during 1997. Steady economic growth and low inflation were the springboard for rising stock prices, especially in Europe. Switzerland finished the year as the best-performing market. Solid returns were also posted by the Dutch, Italian and German exchanges.

  The Fund's manager uses a value-oriented thematic investment style. During 1997, the Positive Banking Environment theme added significant value to the portfolio. Barclays Bank, for instance, was the biggest contributor to this theme's performance. Banco de Santander also contributed favorably due to good earnings news.

  In the Health Care theme, Novartis, the Fund's largest holding, benefited as the merger of Ciba Geigy and Sandoz proceeded better than expected. Glaxo Wellcome also performed well as it announced plans to release new drugs in the coming years to treat asthma, AIDS and migraines.

  Consumer-oriented stocks also enjoyed strong results. Here, one of the Fund's largest holdings, B.A.T Industries, added value by announcing plans to merge its financial services divisions with Zurich Insurance Group. The proposed merger will create an insurance giant with a market capitalization of $37 billion, making it the second largest insurer in Europe.

  Looking ahead, the Fund's managers expect the recovery in Asia to take time. They observe that because government leaders have been slow to admit the extent of their problems, they have eroded investor confidence. The managers believe, however, that selected companies in Japan that have restructured their operations can deliver strong earnings growth despite worsening GDP forecasts.

  The Fund's managers anticipates that the European Monetary Union will play a strong role in equity market performance over the next few years. Increased merger and acquisition activity is likely to create a favorable market, particularly for financial, pharmaceuticals and telecommunications stocks.

                    GROWTH OF A $10,000 INVESTMENT SINCE 1994

                           [LINE GRAPH APPEARS HERE]

                                Select
                             International          Morgan Stanley
               Date           Equity Fund             EAFE Index
               ----          -------------          --------------
               5/94             $10,000                $10,000
              12/97             $14,733                $12,118


                          AVERAGE ANNUAL TOTAL RETURNS

Years ended December 31, 1997               One Year Five Years Life of Fund
--------------------------------------------------------------------------------
Select International Equity Fund              4.65%      N/A      11.14%
Morgan Stanley EAFE Index                     2.06%    11.71%      5.38%
Lipper International Fund Average             5.49%    12.10%      6.11%


INVESTMENT SUB-ADVISER:
Bank of Ireland Asset Management (U.S.) Limited

ABOUT THE FUND:
Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value and strong opportunities for growth.


PORTFOLIO COMPOSITION:
As of December 31, 1997, the geographic allocation of net assets was:

                           [PIE CHART APPEARS HERE]

United Kingdom         32%
Japan                  16%
Switzerland            13%
Netherlands            10%
Germany                 7%
Australia               6%
Singapore               4%
France                  2%
Cash Equivalents        2%
Other                   8%


The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

the Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East Stocks. The Lipper International Fund average is a non-weighted index of 426 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
Miller Anderson & Sherrerd, LLP


ABOUT THE FUND:
Seeks long-term growth of capital by investing in stocks that are believed to represent significant underlying value.


PORTFOLIO COMPOSITION:
As of December 31, 1997, the sector
allocation of net assets was:

                           [PIE CHART APPEARS HERE]

Durable Goods                          20%
Finance                                13%
Chemicals and Drugs                     9%
Consumer Staples                        6%
Energy                                  6%
Consumer Products                       6%
Building and Construction               5%
Utilities                               5%
Technology                              4%
Corporate Bonds and Notes               4%
Other                                  22%

The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East Stocks. The Lipper International Fund Average is a non-weighted index of 368 funds within the international fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


     The Growth Fund produced a 25.14% return for the one-year period ended December 31, 1997, essentially paralleling the return of the Lipper Growth Fund Average but trailing the S&P 500(R) Index of 33.35% for the same period.

     Falling inflation and supportive financial markets contributed to a strong U.S. economy throughout 1997. The stock market enjoyed record gains and price appreciation all year long, quickly recovering from the 7% October 27th price shock, in which the Dow Jones Industrial Average fell more than 550 points.

     Despite the overall strength of the U.S. stock market throughout 1997, the Growth Fund underperformed its benchmark for several reasons. In keeping with their long-term investment style, the managers sought "value" stocks that trade at a discount to the market and/or their industry. This strategy prevented the Fund from holding several of the year's "overvalued", but top-performing issues, such as General Electric, Coca-Cola, Procter & Gamble, Pfizer and Johnson & Johnson. These five stocks contributed over one percentage point of the 2.87% total return of the S&P 500(R) Index during the fourth quarter.

     In addition, sector allocations resulted in mixed performance for the Fund in 1997. On the positive side, the Fund was overweighted in consumer services and food and tobacco, all of which fared well for the year. Underweighted positions in technology and energy, two of this year's laggards, also added to relative performance.

     An overweighted exposure to the heavy industry and consumer durables sectors, however, had a negative effect on performance. Likewise, a 9% cash position designed to control risk, worked against overall results.

     Long-recognized for its high return and low volatility, the Growth Fund was less volatile than the S&P 500(R) for the year as it has been for many years.

     Although the Fund sacrificed some potential gain by staying the course and investing in issues that exhibited low price-to-earnings and price-to-cash flow ratios, the Fund's managers believe this strategy should ultimately deliver superior long-term investment performance in virtually all plausible market scenarios.

                    GROWTH OF A $10,000 INVESTMENT SINCE 1994

                           [LINE GRAPH APPEARS HERE]

                                   Growth     S&P 500
                          Date      Fund       Index
                          ----     ------     -------
                          12/87   $10,000     $10,000
                          12/97   $48,568     $52,448

                         AVERAGE ANNUAL TOTAL RETURNS

Years ended June 30, 1997                1 year     5 year     Life of Fund
--------------------------------------------------------------------------------
Select International Equity Fund         22.49%      N/A          14.30%
Morgan Stanley EAFE Index                12.84%      N/A           8.91%
Lipper International Fund Average        16.54%      N/A           9.64%

--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------

     For the one-year period ended December 31, 1997, the Equity Index Fund posted a 32.41% net return, slightly less than the S&P 500(R) Index return of 33.35% for the same period.

     For the majority of 1997, the stock market experienced record performance -- both up and down. Overall, the Dow Jones Industrial Average rose 22.64% and the S&P 500(R) stock index soared, the first time both had risen more than 20% for three straight years.

     But this past year was also characterized by greater volatility as demonstrated by the mini-correction on October 27, where the Dow Jones Industrial Average plummeted 554.26 points, or 7.18%. This proved to be the biggest point-drop ever, and the largest decline in percentage terms since Black Monday in 1987. While the stock market rebounded with a 4.7% gain the next day, this activity clearly shook investor confidence.

     Despite the increased volatility, the stock market ended quite strong. This was driven by strong earnings in a variety of sectors including, financial services, securities dealers, banks, pharmaceutical companies and apparel retailers. Also supporting stock prices was an overall increase in the price/earnings ratio from 16-to-19 times analysts' estimated earnings.

     On the other hand, footwear, metal and commodity stocks were the year's laggards along with heavy construction equipment manufacturers and casinos, all of which finished the year with negative returns.

     As 1998 begins, the Fund managers' outlook for the U.S. stock market is mixed. While a steady U.S. economy with stable inflationary characteristics generally bodes well for stocks, they remain concerned about the financial turmoil in Southeast Asia -- and its potential effects on domestic equities.


INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.


ABOUT THE FUND:
Aims to replicate the returns of the S&P 500(R) Index.


PORTFOLIO COMPOSITION:
As of December 31, 1997, the sector allocation of net assets was:

                           [PIE CHART APPEARS HERE]

Finance                                17%
Durable Goods                          16%
Chemicals and Drugs                    13%
Consumer Products                      10%
Energy                                  8%
Technology                              8%
Utilities                               8%
Consumer Staples                        7%
Retail                                  5%
Other                                   8%

The Equity Index Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(r) Index is an unmanaged index of 500 leading stocks. S&P 500(r) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper S&P 500(r) Index Fund Average is a non-weighted index of 67 funds within the S&P 500(r) Index investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


                    GROWTH OF A $10,000 INVESTMENT SINCE 1990

                           [LINE GRAPH APPEARS HERE]


                               Equity Index     S&P 500
                      Date        Fund           Index
                      ----        ----           -----
                      9/90      $10,000         $10,000
                     12/97      $36,823         $38,437

                         AVERAGE ANNUAL TOTAL RETURNS

Years ended December 31, 1997             One Year  Five Years  Life of Fund
--------------------------------------------------------------------------------
Equity Index Fund                          32.41%     19.54%        19.68%
S&P 500(R) Index                           33.35%     20.25%        20.41%
Lipper S&P 500(R)Index Fund Average        32.60%     19.74%        19.94%

Bond & Money Market Overview

1992: Government and corporate bonds outperform the stock market.

1993: U.S. economy gains momentum. Consumer spending and installment debt increase.

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.


     1997 proved to be a very good year for bond investors. Falling inflation, declining interest rates and a healthy economy were just some of the key factors contributing to the positive market environment.

     During 1997, fixed income markets enjoyed outstanding results. The year began cautiously as economic indicators showed robust growth and favorable employment continuing from 1996. This prompted the Federal Reserve Board to increase the Federal Funds Rate by 25 basis points to 5.50% in a preemptive strike against inflation. The move proved to be successful and rates were left unchanged for the remainder of the year, as economic indices continued to exhibit signs of a strong economy, with little evidence of inflation.

     As economic growth continued at a strong pace, the budget deficit began to evaporate. This decreased the need for Treasury financing in the bond market and fostered lower yields. These factors led to a strong rally and as prices rose, interest rates on the thirty-year bond, declined from 6.64% at the start of the year to 5.92% by year-end.

     Increased activity in the fixed income markets also surfaced in the third quarter when the August consumer price index (CPI) indicated the lowest rate of inflation since May 1966. The announcement sparked a strong rally in the bond market. Later in the year, investor concerns about the financial crisis in Asia - and its possible effects on the domestic economy - also caused bonds to rally as nervous investors once again retreated from the stock market in favor of bonds.

     In terms of performance, bond investors enjoyed their best gains since 1995 largely because of low inflation and decreasing interest rates. For instance, the

                           [TIME LINE APPEARS HERE]

Convinced domestic growth will slow from 1996 levels, investors favor bonds at the start of the year.

                            [GRAPHIC APPEARS HERE]

Signs of a strong economy raise fears over increasing interest rates and the market softens.

To ward off inflation, the Federal Reserve raises interest rates .25%. In response, the bond market declines.

                            [GRAPHIC APPEARS HERE]

The budget deficit significantly declines, decreasing the need for Treasury financing. The bond market rallies.

                            [GRAPHIC APPEARS HERE]

Stable-to-declining interest rates bode well for corporate and high-yield bonds as well as mortgage-backed securities.

Lehman Brothers Aggregate Bond Index turned in an impressive 9.65% total return for the year, up considerably from 1996's dismal showing of 3.61%. Longer maturity bonds did quite well and 30-year U.S. Treasury bonds returned as much as 15% this year. Investment-grade bonds and high-yield issues also rewarded investors with gains of 9.7% and 13.2% respectively. Strong returns in both the bond and stock markets caused some investors to review the asset mix of their portfolios. Many large institutions tended to favor bonds later in the year to rebalance their portfolios, take advantage of rising prices and avoid what they judged to be an overvalued stock market.

     Overall winners for the year were corporate, high-yield and emerging market bonds. Amid the turmoil in world markets, high-grade U.S. bonds emerged as an attractive investment later in the year.

     Even the money market, which was generally characterized by stability during 1997, produced solid returns. At year-end, the average yield on a one-year Treasury Bill was 5.48%, essentially even with the 5.49% yield at the end of 1996 but only 0.44% less than the yield on a 30-year Treasury bond. Banking issues in Japan and currency problems in many Asian countries increased the demand for domestic commercial paper and certificates of deposits as investors felt more comfortable investing in high-quality issues.

     Going forward, the fundamentals of the bond market remain intact. Inflation is under control and the strong dollar encourages foreign investors to buy U.S. bonds. And even though unemployment is at a 24-year low and wages are climbing, productivity gains appear to be keeping a lid on prices.

     Despite these strong underpinnings, industry experts point out that there is limited capital appreciation potential for bonds due to falling interest rates. Rates are not expected to move significantly lower unless real weakness in the economy emerges and the prospect of interest rate cuts by the Federal Reserve develops. The outlook for bond investors then, focuses on their yield which continues to deliver strong real returns to investors in this low inflation environment.

     While the outlook for the bond and money markets remains generally favorable, the European Monetary Union slated to take place in January 1999 could emerge as an important issue during the latter part of this year. At that point, investors will have to consider the possibility that a strong union could hurt the U.S. dollar and dollar-denominated bonds.


                           [TIME LINE APPEARS HERE]

CPI indicates the lowest rate of inflation since May 1966 which causes the bond market to rally.

[GRAPHIC APPEARS HERE]

Institutional investors take advantage of rising bond prices, avoiding what they consider to be an overvalued stock market.

[GRAPHIC APPEARS HERE]

Concerns grow over the crisis in Asian markets and its possible effect on the U.S. economy. Investors flee to high-quality U.S. bonds.

[GRAPHIC APPEARS HERE]

Bond investors enjoy their best gains since 1995 largely due to low inflation and stable to declining interest rates.

[GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
                         INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND:
The Fund's objective is to generate a high level of total return, as is consistent with prudent investment management.


PORTFOLIO COMPOSITION:
As of December 31, 1997, the sector allocation of net assets was:


[PIE CHART APPEARS HERE]

Corporate Notes and Bonds                       35%
Mortgage-Backed Securities                      24%
U.S. Government and Agency Obligations          21%
Asset-Backed Securities                         16%
Cash Equivalents                                 4%

The Investment Grade Income Fund is a
portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an invested grade rating at least one year to maturity and an outstanding par value of at least $100 million. Lipper Intermediate Investment Grade Fund Average tracks the performance of 195 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

For the one-year period ended December 31, 1997, the Investment Grade Income Fund posted a 9.45% return compared to the 9.65% return of the Lehman Brothers Aggregate Bond Index for the same period.

    A strong economy, declining inflation, lower unemployment, global turbulence and the Asian currency crisis set the stage for an active U.S. bond market in 1997. Although the Federal Reserve Board raised the Federal Funds rate by .25% in the first quarter, interest rates in general declined for the year.

    As the economy strengthened, the budget deficit began to evaporate, resulting in a decreased need for Treasury financing. The third and fourth quarters brought increased volatility, as the August CPI indicated the lowest rate of inflation since May 1966 and as the Asian currency crisis emerged. Both activities caused many investors to retreat from the stock market in favor of bonds.

    1997's bond rally did not favor all fixed income sectors equally. The corporate bond market, for instance, was affected by the turmoil in Asia which erased most of this sector's relative performance. While the Fund was overweighted in corporates, it fortunately had no exposure in Southeast Asia.

    Sectors such as cable and media, oil and gas, securities brokerage and airlines performed well; high-quality Yankee bank issuers and bank Trust preferred issuers detracted from performance.

    Heavy weighting in mortgage-backed securities also enhanced returns as these securities outperformed the Treasury market by 139 basis points. Asset-backed securities, however, didn't fare as well. An over supply, concerns about portfolio quality and faster-than-expected prepayments widened spreads. But the Fund was relatively well-protected as most of these holdings were in shorter maturity securities which are less sensitive to fluctuation.

    Looking ahead, the Fund's managers expect weaker Asian markets to slow U.S. economic growth. While this action could reduce U.S. exports and slow the economy, it could also keep inflation low and provide further support to bond prices.



                    GROWTH OF A $10,000 INVESTMENT SINCE 1987

                           [LINE GRAPH APPEARS HERE]

                                                       Lehman Brothers
                              Investment               Aggregate Bond
              Date           Grade Income                   Index
              ----           ------------              ---------------
              12/87            $10,000                     $10,000
              12/97            $24,090                     $24,061

                          AVERAGE ANNUAL TOTAL RETURNS


Years ended December 31, 1997               One Year    Five Years    Ten Years
--------------------------------------------------------------------------------
Investment Grade Income Fund                  9.45%        7.51%        9.19%
Lehman Brothers Aggregate Bond Index          9.65%        7.48%        9.18%
Lipper Intermediate Investment Grade
Fund Average                                  8.57%        6.77%        8.55%

--------------------------------------------------------------------------------
                             GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

For the one-year period ended December 31, 1997, the Government Bond Fund posted a total return of 7.08% surpassing the 6.72% return of the Lipper
Short-Intermediate Government Fund Average for the same period.

   During 1997, both fixed income and equity markets enjoyed outstanding results. On the heels of an economically strong 1996, the first quarter of this year continued showing signs of robust growth. As inflationary pressure mounted, the Federal Reserve nudged the Federal Funds rate up .25%. This was a precautionary move to ward off inflation, and marked the start of declining interest rates for the year.

   As the economy continued to grow at a strong pace, the budget deficit began to evaporate. This decreased the need for Treasury financing and fostered lower yields on these securities.

   Increased activity in the fixed income markets also surfaced later in the year. First, the August consumer price index (CPI) indicated the lowest rate of inflation since May 1966 which sparked a strong rally in the bond market. Then in the fourth quarter, when the Asian currency crisis emerged, investors once again retreated from stocks in favor of bonds.

   While the Fund fared well for the year, performance was tempered by the financial unrest in Asia. Spreads widened between U.S. Treasuries and mortgage-backed, asset-backed and agency-based securities, which restrained results. Still, the Fund's managers believe that the incremental yield which these securities offer will help the Fund to outperform over time.

   Given this environment, security selection was especially critical to performance. The Fund's positions in well-seasoned, shorter-term mortgage-backed securities were less sensitive to increased prepayment frequency, adding to results.

    In looking ahead, the Fund's managers remain cautious and do not expect 1997's strong levels of performance to repeat themselves in the coming year.

                    GROWTH OF A $10,000 INVESTMENT SINCE 1987

                             [PLOT POINTS TO COME]

                           [LINE GRAPH APPEARS HERE]

                                                 Lehman
                                              Intermediate
                                Government     Government
                     Date       Bond Fund      Bond Index
                     ----       ----------    ------------
                     8/91        $10,000         $10,000
                    12/97        $15,269         $15,537

                          AVERAGE ANNUAL TOTAL RETURNS


Years ended December 31, 1997        One Year     Five Years     Life of Fund
-----------------------------------------------------------------------------
Government Bond Fund                   7.08%         5.96%           6.89%
Lehman Intermediate
Government Bond Index                  7.72%         6.39%           7.21%
Lipper Short-Intermediate
U.S. Government Fund Average           6.72%         5.42%           6.39%

INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.


ABOUT THE FUND:
The Fund's objective is to generate high income for investors while seeking to preserve capital and maintain liquidity.


PORTFOLIO COMPOSITION:
As of December 31, 1997, the sector
allocation of net assets was:


[PIE CHART APPEARS HERE]

U.S. Treasuries and Agencies      49%
Mortgage-Based Securities         40%
Asset-Backed Securities            9%
Cash Equivalents and Other         2%


The Government Bond Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Government and Agency Bonds with remaining maturities of one to ten years. The Lipper Short-Intermediate U.S. Government Fund Average is the non-weighted average performance of 92 funds investing in short- to intermediate government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND:
Strives to maximize current income
for investors with preservation of capital and liquidity.

PORTFOLIO COMPOSITION:
As of December 31, 1997, the sector
allocation of net assets was:

[PIE CHART APPEARS HERE]

Cash Equivalents                                35%
U.S. Government and Agency Obligations          10%
Repurchase Agreements                           10%
Corporate Notes and Bonds                       28%
Other                                           17%

The Money Market Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain its net asset value of $1.00 per share.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Fund Average is the average investment performance of 303 funds within the Money Market category.

For the one-year period ended December 31, 1997, the Money Market Fund posted a 5.47% return significantly outpacing the Lipper Money Market Fund Average return of 4.90% for the same period.

   The money market was generally characterized by stability during 1997. As economic indicators showed robust growth and favorable employment continuing from 1996 into the beginning of the new year, the Federal Reserve Board moved to increase Federal Funds Rate by 25 basis points to 5.50%. These rates were left unchanged for the remainder of the year as economic indices continued to exhibit signs of a strong, yet stable economy.

   Later in the year, concerns about the potential impact of the financial crisis in Asia -- and its possible effects on the domestic economy -- led to a rally in the bond market. Banking issues in Japan and currency problems in many Asian countries increased the demand for domestic commercial paper and certificates of deposits as investors felt more comfortable investing in high-quality paper. Thus, prices rose and the yields on those assets declined quite rapidly.

    To take advantage of this rally, the Fund's managers invested the Fund's assets in top-tier commercial paper, agency discount notes, repurchase agreements and floating rate notes. The portfolio also maintained a longer average weighted maturity than the Fund's benchmark to capture incremental yield in a declining interest rate environment.

    Currently, the portfolio is concentrated in commercial paper and has a 27% position in floating rate notes which the managers believe adds yield for the Fund.

    Throughout 1997, the Fund's managers focused on three primary investment objectives: preserving capital, maintaining liquidity and seeking attractive current income. As 1998 begins, the Money Market Fund is structured to capitalize on short-term technical factors. For example, the quarterly funding of the U.S. Treasury often causes rates to rise for a brief period. This sometimes creates a good investment opportunity for nimble, short-term investors.

                    GROWTH OF A $10,000 INVESTMENT SINCE 1987

                           [LINE GRAPH APPEARS HERE]

                              Money        IBC/Donoghue
                             Market         First Tier
                     Date     Fund      Money Market Index
                     ----    ------     ------------------
                     12/87   $10,000         $10,000
                     12/97   $17,569         $16,344

                          AVERAGE ANNUAL TOTAL RETURNS


Years ended December 31, 1997                   One Year  Five Years  Ten Years
-------------------------------------------------------------------------------
Money Market Fund                                5.47%      4.71%      5.80%
IBC/Donoghue First Tier Money Market Index       5.01%      4.33%      5.44%
Lipper Money Market Fund Average                 4.90%      4.31%      5.40%

                                                           ---------------------

                                                                 Financials

                                                           ---------------------

                      This page intentionally left blank.

--------------------------------------------------------------------------------
                         SELECT AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                  PORTFOLIO OF INVESTMENTS . December 31, 1997
--------------------------------------------------------------------------------

                                                                        Value
   Shares                                                              (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.85%

                    Technology - 13.55%
   125,900          Adaptec, Inc.*                               $     4,674,038
   170,900          AirTouch Communications, Inc.*                     7,103,031
   184,900          Applied Materials, Inc.*                           5,570,113
   221,700          Avid Technology, Inc.*                             5,930,475
   216,700          Cirrus Logic, Inc.                                 2,302,438
   142,750          Compaq Computer Corp.*                             8,056,453
   309,886          Creative Technology, Ltd.*                         6,289,911
   167,100          EMC Corp.*                                         4,584,806
   274,400          Helix Technology Corp.                             5,350,800
    28,600          Microsoft Corp.*                                   3,696,550
   158,000          Natural Microsystems Corp.                         7,347,000
   120,124          Network Associates, Inc.*                          6,351,557
   150,700          Orbotech, Ltd.*                                    4,803,563
   141,600          Yahoo!, Inc.*                                      9,805,800
                                                                 ---------------
                                                                      81,866,535
                                                                 ---------------

                    Durable Goods - 12.61%
    97,500          Ameritech Corp.*                                   7,848,750
   162,900          Arvin Industries, Inc.                             5,426,606
   122,500          Caterpillar, Inc.                                  5,948,906
   141,000          CIBER, Inc.*                                       8,178,000
   117,200          Cooper Cameron Corp.*                              7,149,200
   131,300          Dana Corp.                                         6,236,750
   142,000          Federal-Mogul Corp.                                5,751,000
    95,200          General Motors Corp.                               5,771,500
   229,800          Jabil Circuit, Inc.*                               9,134,550
   123,700          Tellabs, Inc.*                                     6,540,638
   383,000          Varco International, Inc.*                         8,210,563
                                                                 ---------------
                                                                      76,196,463
                                                                 ---------------

                    Computers and Software - 11.26%
   122,400          BMC Software, Inc.*                                8,032,500
   253,600          Cadence Design Systems, Inc.*                      6,213,200
   107,400          Citrix Systems, Inc.*                              8,162,400
   373,200          Compuware Corp.*                                  11,942,400
   104,400          Comverse Technology, Inc.*                         4,071,600
   125,800          Dell Computer Corp.*                              10,567,200
   212,000          PeopleSoft, Inc.*                                  8,268,000
   166,800          Pomeroy Computer Resources, Inc.                   2,960,700
   107,200          Quantum Corp.*                                     2,150,700
       440          Siebel Systems, Inc.*                                 18,384
   245,200          Smart Modular Technologies, Inc.*                  5,639,600
                                                                 ---------------
                                                                      68,026,684
                                                                 ---------------

                    Finance - 10.95%
   113,570          Bear Stearns Cos., Inc.                           $5,394,575
   135,100          Capital One Financial Corp.                        7,320,731
   149,800          Equitable Cos., Inc.                               7,452,550
    94,700          Greenpoint Financial Corp.                         6,871,669
   231,875          MBNA Corp.                                         6,333,086
   218,000          Mutual Risk Management, Ltd.*                      6,526,375
   206,500          North Fork Bancorp., Inc.                          6,930,656
   109,600          State Street Corp.                                 6,377,350
   140,600          Torchmark Corp.                                    5,913,988
   130,449          Travelers Group, Inc.                              7,027,940
                                                                 ---------------
                                                                      66,148,920
                                                                 ---------------

                    Retail - 10.46%
   170,500          Costco Cos., Inc.*                                 7,608,563
   290,700          Fingerhut Cos., Inc.                               6,213,713
   167,100          Fleming Cos., Inc.                                 2,245,406
   124,100          Jones Apparel Group, Inc.*                         5,336,300
   215,600          Michaels Stores, Inc.*                             6,306,300
   109,900          Payless Shoesource, Inc.*                          7,377,038
   364,200          Pier 1 Imports, Inc.                               8,240,025
   262,000          Ross Stores, Inc.                                  9,530,250
   286,200          Stride Rite Corp.                                  3,434,400
   200,400          TJX Cos., Inc.                                     6,888,750
                                                                 ---------------
                                                                      63,180,745
                                                                 ---------------

                    Energy - 7.56%
    86,400          BJ Services Co.*                                   6,215,400
   118,400          Cliffs Drilling Co.*                               5,905,200
   238,200          Global Marine, Inc.*                               5,835,900
   244,700          Marine Drilling Cos., Inc.*                        5,077,525
   211,300          Pool Energy Services Co.*                          4,701,425
   115,200          Tidewater, Inc.                                    6,350,400
   106,800          USX-Marathon Group                                 3,604,500
   202,100          Veritas DGC, Inc.*                                 7,982,950
                                                                 ---------------
                                                                      45,673,300
                                                                 ---------------

                    Electronics - 6.56%
   254,500          American Power Conversion Corp.*                   6,012,563
   243,900          Cellstar Corp.                                     4,847,513
   133,300          Dallas Semiconductor Corp.                         5,431,975
   395,000          Digital Microwave Corp.*                           5,727,500
    64,100          Electronics For Imaging, Inc.*                     1,065,663
   102,300          Philips Electronics NV, New York Shares*           6,189,150
   144,000          Vitesse Semiconductor Corp.*                       5,436,000
   208,900          VLSI Technology, Inc.*                             4,935,263
                                                                 ---------------
                                                                      39,645,627
                                                                 ---------------

                    Consumer Products - 5.21%
   234,100          Best Buy Co., Inc.*                                8,632,438
   250,100          Intimate Brands, Inc.                              6,018,031
   219,900          Nautica Enterprises, Inc.*                         5,112,675
   175,000          Safeskin Corp.*                                    9,931,250
    42,500          Sunbeam Corp.                                      1,790,313
                                                                 ---------------
                                                                      31,484,707
                                                                 ---------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SELECT AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
--------------------------------------------------------------------------------

                                                                         Value
   Shares                                                              (Note 2)
--------------------------------------------------------------------------------

               Consumer Staples - 3.48%
   104,900     Danaher Corp.*                                         $6,621,813
   139,700     Dexter Corp.                                            6,033,294
   144,600     Interstate Bakeries Corp.                               5,404,425
    27,500     McKesson Corp.*                                         2,975,147
                                                                 ---------------
                                                                      21,034,679
                                                                 ---------------

               Health Services - 3.39%
   220,900     General Nutrition Cos., Inc.*                           7,510,600
   159,500     HBO & Co.                                               7,656,000
    97,900     Immunex Corp.*                                          5,286,600
                                                                 ---------------
                                                                      20,453,200
                                                                 ---------------

               Transportation Services - 3.34%
   120,600     Airborne Freight Corp.                                  7,492,275
   160,300     CNF Transportation, Inc.                                6,151,513
   259,900     Yellow Corp.*                                           6,529,988
                                                                 ---------------
                                                                      20,173,776
                                                                 ---------------

               Aerospace-Airlines - 2.32%
   141,400     Continental Airlines, Inc., Class B*                    6,804,875
   144,400     Northwest Airlines Corp., Class A*                      6,913,150
     6,071     Raytheon Co., Class A*                                    299,371
                                                                 ---------------
                                                                      14,017,396
                                                                 ---------------

               Capital Goods - 2.13%
    54,400     Nacco Industries, Inc., Class A                         5,831,000
   283,800     Navistar International Corp.*                           7,041,788
                                                                 ---------------
                                                                      12,872,788
                                                                 ---------------

               Chemicals And Drugs - 1.55%
   247,300     Lyondell Petrochemical Co.                              6,553,450
    54,900     Medicis Pharmaceutical Corp., Class A*                  2,806,763
                                                                 ---------------
                                                                       9,360,213
                                                                 ---------------

               Metals And Mining - 1.37%
   576,000     Bethlehem Steel Corp.*                                  4,968,000
   192,200     Inland Steel Industries, Inc.                           3,291,425
                                                                 ---------------
                                                                       8,259,425
                                                                 ---------------

               Consumer Cyclical - 1.17%
   136,800     EVI, Inc.*                                             $7,079,400
                                                                 ---------------

               Real Estate - 1.05%
   143,200     Fairfield Communities, Inc.*                            6,318,700
                                                                 ---------------

               Recreational Equipment - 0.72%
    78,500     Anchor Gaming*                                          4,376,375
                                                                 ---------------

               Consumer Service - 0.17%
    26,100     Robert Half International, Inc.*                        1,044,000
                                                                 ---------------
               Total Common Stocks                                   597,212,933
                                                                 ---------------
               (Cost $469,887,665)


     Par
    Value
  ---------

COMMERCIAL PAPER (A) - 0.62%

$3,752,000     American Express Credit Corp.
               6.65% 01/02/98                                          3,751,307
                                                                 ---------------
               Total Commercial Paper                                  3,751,307
                                                                 ---------------
               (Cost $3,751,307)


   Shares
 ----------

INVESTMENT COMPANIES - 0.33%

     3,757     ILA Prime Obligation Money Market Fund                      3,757
 1,971,906     ILA Prime Obligation Portfolio Fund, Class B            1,971,906
                                                                 ---------------
               Total Investment Companies                              1,975,663
               (Cost $1,975,663)                                 ---------------



Total Investments - 99.80%                                           602,939,903
(Cost $475,614,635)                                              ---------------

Net Assets and Other Liabilities - 0.20%                               1,183,258
                                                                 ---------------
Net Assets - 100.00%                                             $   604,123,161
                                                                 ===============

--------------------------------------------
*    Non income producing security.
(A)  Effective yield at time of purchase.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1997, the aggregate cost of investment securities for tax purposes was $475,614,635. Net unrealized appreciation (depreciation) aggregated $127,325,268, of which $148,711,505 related to appreciated investment securities and $(21,386,237) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1997 were $47,182,652.

For the year ended December 31, 1997, the Portfolio has elected to defer $1,924,266 of capital losses attributable to Post-October Losses.

OTHER INFORMATION
For the year ended December 31, 1997, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $581,746,883 and $472,109,629 of non-governmental issuers, respectively.


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                 PORTFOLIO OF INVESTMENTS . December 31, 1997
--------------------------------------------------------------------------------

                                                                        Value
   Shares                                                              (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.46%

               Australia - 5.58%
   103,540     Broken Hill Proprietary Co., Ltd.                 $       961,350
   726,520     National Australia Bank, Ltd.                          10,144,448
 1,321,000     News Corp Ltd.                                          7,290,291
 1,062,800     Telestra Corp.                                          2,243,651
   447,934     WMC Ltd.                                                1,561,444
                                                                 ---------------
                                                                      22,201,184
                                                                 ---------------

               France - 2.46%
    64,100     Michelin, Class B                                       3,228,515
    60,160     Total SA, Class B                                       6,550,150
                                                                 ---------------
                                                                       9,778,665
                                                                 ---------------

               Germany - 6.85%
   124,595     Hoechst AG                                              4,317,065
    18,365     Mannesmann AG                                           9,223,136
    81,710     Siemens AG                                              4,930,658
    89,760     Veba AG                                                 6,115,315
     4,873     Viag AG                                                 2,669,516
                                                                 ---------------
                                                                      27,255,690
                                                                 ---------------

               Hong Kong - 1.56%
   251,400     HSBC Holdings                                           6,197,179
                                                                 ---------------

               Indonesia - 0.83%
   992,000     Gudang Garam                                            1,511,964
 1,200,000     PT Hanjaya Mandala Sampoerna                              906,305
 1,675,000     Telekomunikasi Indonesia                                  891,632
                                                                 ---------------
                                                                       3,309,901
                                                                 ---------------

               Ireland - 0.74%
 1,043,350     Smurfit (Jefferson) Group                               2,944,493
                                                                 ---------------

               Italy - 1.70%
   158,835     ENI                                                       901,085
   917,560     Telecom Italia                                          5,864,508
                                                                 ---------------
                                                                       6,765,593
                                                                 ---------------

               Japan - 16.09%
   487,000     Canon, Inc                                             11,386,460
   233,000     Dai Nippon Printing Co., Ltd.                           4,390,442
   279,000     Honda Motor Co., Ltd.                                  10,278,410
   281,000     Kao Corp.                                               4,063,033
    19,000     Keyence Corp.                                           2,820,312
   107,000     Murata Manufacturing Co., Ltd.                          2,699,254
    44,000     Rohm Co., Ltd.                                          4,500,808
   264,000     Shiseido Co., Ltd.                                      3,614,183
   118,100     Sony Corp.                                             10,536,445
   340,000     Takeda Chemical Industries, Ltd.                        9,727,653
                                                                 ---------------
                                                                      64,017,000
                                                                 ---------------

               Malaysia - 0.54%
   700,000     Development & Commercial
               Bank Holdings, Berhad                                     338,098
   349,000     Hume Industries, Berhad                                   365,824
 1,181,200     Sime-Darby, Berhad                                      1,134,962
   363,000     United Engineers, Berhad                                  302,161
                                                                 ---------------
                                                                       2,141,045
                                                                 ---------------

               Mexico - 0.61%
   811,700     Grupo Financiero Banamex, Series B*                     2,426,499
                                                                 ---------------

               Netherlands - 9.70%
   257,412     ABN- Amro Holdings                                      5,015,607
   283,495     Elsevier NV                                             4,586,875
   402,792     ING Groep NV                                           16,968,223
    95,455     Nutricia Ver Bedrijven                                  2,895,819
    79,860     Royal Dutch Petroleum                                   4,384,520
   114,030     Royal PTT Nederland, ADR                                4,758,687
                                                                 ---------------
                                                                      38,609,731
                                                                 ---------------

               Philippines - 0.24%
   748,130     San Miguel, Class B                                       937,530
                                                                 ---------------

               Portugal - 0.31%
    64,542     Electricidade De Portugal                               1,223,474
                                                                 ---------------

               Singapore - 3.74%
   673,000     City Developments, Ltd.                                 3,115,484
   633,000     Development Bank of Singapore                           5,409,810
   436,600     Fraser and Neave, Ltd. Ord.                             1,891,570
   356,800     Singapore Press                                         4,468,103
                                                                 ---------------
                                                                      14,884,967
                                                                 ---------------

               Spain - 1.32%
   157,810     Banco De Santander                                      5,270,156
                                                                 ---------------

               Switzerland - 13.38%
     4,987     Alusuisse Lonza Holdings, REGD                          4,797,063
     6,849     Nestle SA                                              10,279,011
    11,122     Novartis AG*                                           18,072,141
       728     Roche Holdings AG                                       7,239,815
     6,871     Schweiz Ruckverisch, REGD                              12,870,014
                                                                 ---------------
                                                                      53,258,044
                                                                 ---------------

               United Kingdom - 31.81%
   366,900     Barclays Bank, Plc                                      9,749,726
 1,285,150     B.A.T. Industries, Plc                                 11,725,396
 1,343,427     BTR, Plc                                                4,122,542
   517,000     Cable & Wireless, Plc                                   4,546,848
   397,480     Cadbury Schweppes, Plc                                  3,956,789
   538,114     Diageo, Plc                                             4,945,038
   171,204     EMI Group, Plc                                          1,476,810
   612,290     General Electric Co., Plc                               4,019,779
   347,250     Glaxo Wellcome, Plc                                     8,216,244
   501,850     Granada Group, Plc                                      7,737,233
   306,950     Kingfisher, Plc                                         4,282,878



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
--------------------------------------------------------------------------------

                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------
               United Kingdom - (Continued)
   667,250     Ladbroke Group, Plc                               $     2,898,443
   697,550     Lloyds TSB Group, Plc                                   9,021,319
   279,100     Premier Farnell, Plc                                    2,022,916
   753,900     Prudential Corp., Plc                                   8,763,913
   686,600     Safeway, Plc                                            3,897,580
   282,000     Scottish Power, Plc                                     2,489,379
   944,050     Shell Transportation and Trading, Plc                   6,858,006
   347,300     Siebe, Plc                                              6,514,511
   545,750     TI Group, Plc                                           4,184,580
   905,650     Vodafone Group, Plc                                     6,608,854
   242,650     Zeneca Group, Plc                                       8,544,098
                                                                 ---------------
                                                                     126,582,882
                                                                 ---------------
               Total Common Stocks                                   387,804,033
               (Cost $356,660,501)                               ---------------


PREFERRED STOCK - 0.19%

   153,835     News Corp Ltd. (Australia)                                761,175
                                                                 ---------------
               Total Preferred Stock                                     761,175
               (Cost $632,568)                                   ---------------


INVESTMENT COMPANIES - 1.48%

 3,542,337     Federated Investors                                     3,542,337
   353,494     ILA Prime Obligation Portfolio Fund, Class B              353,494
  1,990,010    State Street Bank Temporary Fund                        1,990,010
                                                                 ---------------
               Total Investment Companies                              5,885,841
               (Cost $5,885,841)                                 ---------------


Total Investments - 99.13%                                           394,451,049
(Cost $363,178,910)                                              ---------------


Net Assets and Other Liabilities - 0.87%                               3,464,266
                                                                 ---------------
Net Assets - 100.00%                                             $   397,915,315
                                                                 ===============

----------------------------------------------
*        Non income producing security.
ADR      American Depository Receipt


--------------------------------------------------------------------------------
Industry Concentration of Common and Preferred Stocks
-----------------------------------------------------
       as Percentage of Net Assets:
       ----------------------------
Finance                               23.54%
Chemicals and Drugs                   14.42
Telecommunications                     9.81
Consumer Goods and Services            9.79
Electronics                            9.48
Durable Goods                          8.01
Energy                                 4.72
Utilities                              4.08
Tobacco                                3.56
Food and Beverage                      3.23
Basic Materials                        2.11
Business Services                      1.10
Retail                                 1.08
Building and Construction              0.86
Paper                                  0.74
Leisure and Entertainment              0.73
Metals and Mining                      0.39
                                    --------
Total                                 97.65%
                                    ========




                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                                                Unrealized
  Currency       Contracts To     Settlement   Contracts At     In Exchange    Appreciation
    Value           Deliver          Dates         Value        for U.S. $    (Depreciation)
  --------       ------------     ----------   ------------     -----------   --------------
   12,288,000         CHF         01/07/98      $8,398,640      $8,453,508      $    54,868
    9,880,000         DEM         01/14/98       5,504,638       5,674,476          169,838
    6,800,000         GBP         01/26/98      11,211,502      11,047,280         (164,222)
    9,238,000         CHF         01/30/98       6,344,998       6,605,318          260,320
    7,400,000         CHF         02/13/98       5,090,192       5,386,127          295,935
    5,640,000         GBP         02/24/98       9,289,763       9,498,888          209,125
  675,862,000         JPY         02/27/98       5,222,997       5,398,259          175,262
1,862,625,000         JPY         03/09/98      14,416,405      14,800,358          383,953
  675,862,000         JPY         03/16/98       5,236,834       5,270,537           33,703
                                               ------------     -----------   --------------
                                               $70,715,969     $72,134,751      $ 1,418,782
                                               ============     ===========   ==============

----------------------------
CHF    Swiss Francs
DEM    German Mark
GBP    British Pound
JPY    Japanese Yen

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1997, the aggregate cost of investment securities for tax purposes was $363,178,967. Net unrealized appreciation (depreciation) aggregated $31,272,082, of which $67,192,241 related to appreciated investment securities and $(35,920,159) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1997 were $10,114,719.

For the year ended December 31, 1997, the Portfolio has elected to defer $3,563,670 of capital losses attributable to Post-October Losses.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows (Unaudited):

         Paydate           Income           Taxes
         -------           ------           -----
        12/31/97           $ .032           $ .004

OTHER INFORMATION

For the year ended December 31, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $219,246,639 and $62,172,360 of non-governmental issuers, respectively.

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------
                  PORTFOLIO OF INVESTMENTS . December 31, 1997
--------------------------------------------------------------------------------

                                                                       Value
   Shares                                                             (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 90.24%

               Durable Goods - 20.14%
      6,600    Advanced Fibre Communications, Inc.*               $     192,225
     17,200    Arrow Electronics, Inc.*                                 557,925
     19,400    Beckman Instruments, Inc.                                776,000
    103,300    BMC Software, Inc.*                                    6,779,063
    202,500    Case Corp.                                            12,238,584
     10,000    Caterpillar, Inc.                                        485,625
      5,000    Cellular Communications International*                   233,750
      7,300    CIENA Corp.*                                             446,213
      9,700    Complete Business Solutions, Inc.*                       421,950
      9,800    Computer Horizons Corp. *                                441,000
    236,000    Cummins Engine Co., Inc.                              13,938,750
      9,800    Deere & Co.                                              571,463
     32,200    Eaton Corp.                                            2,873,850
      8,500    Edwards (J.D.) & Co.*                                    250,750
    435,200    Ford Motor Co.                                        21,188,780
    202,000    General Motors Corp.                                  12,246,250
     20,618    Globalstar Telecommunications, Ltd.*                   1,012,859
    110,100    Goodyear Tire & Rubber Co.                             7,005,113
     87,500    GTECH Holdings Corp.*                                  2,794,531
     83,900    Intel Corp.                                            5,893,975
      9,000    Kennametal, Inc.                                         466,313
    167,700    Lockheed Martin Corp.                                 16,518,450
    225,500    LucasVarity Plc, ADR*                                  7,864,313
     32,000    Mapics, Inc.*                                            348,000
    226,800    MCI Communications Corp.                               9,709,875
      1,600    Millicom International Cellular SA*                       60,200
     14,250    Parker-Hannifin Corp.                                    653,719
      7,500    PeopleSoft, Inc.*                                        292,500
     15,200    Quantum Corp. *                                          304,950
     12,841    Raytheon Co., Class A*                                   633,234
      4,700    Sapient Corp. *                                          287,875
    112,100    Sprint Corp.                                           6,571,863
     10,300    Standard Register Co.                                    357,925
     25,500    Stratus Computer, Inc.*                                  964,219
      9,700    Tecumseh Products Co., Class A                           472,875
      9,600    Tellabs, Inc.*                                           507,600
     97,100    Textron, Inc.                                          6,068,750
      5,500    Uniphase Corp.*                                          227,563
     14,400    U.S. Office Products Co.*                                282,600
      6,200    VisioCorp.*                                              237,925
      6,400    Wind River Systems, Inc.*                                254,000
     44,800    Xerox Corp.                                            3,306,800
                                                                  -------------
                                                                    146,740,205
                                                                  -------------
               Finance - 13.30%
    115,000    Aetna, Inc.                                            8,114,688
     55,290    Allstate Corp.                                         5,024,479
     41,700    American Express Co.                                   3,721,725
     12,000    American General Corp.                                   648,750
    104,400    BankBoston Corp.                                       9,807,075
     92,700    Bear Stearns Cos., Inc.                                4,403,250
     10,200    Chase Manhattan Corp.                                  1,116,900
      7,500    Chubb Corp.                                              567,188
      5,400    CIGNA Corp.                                              934,538
     56,000    Citicorp                                               7,080,500
     37,400    CMAC Investment Corp.                                  2,258,025
     13,800    Crestar Financial Corp.                                  786,600
     10,000    Edwards (A.G.), Inc.*                                    397,500
    110,100    EXEL, Ltd.                                             6,977,588
      7,500    Fannie Mae                                               427,969
      7,000    Finova Group (The), Inc.*                                347,813
    162,980    First Union Corp.                                      8,352,725
      5,300    Franklin Resources, Inc.                                 460,769
    169,100    Hartford Financial Services Group, Inc.               15,821,412
     16,800    Healthcare Recoveries, Inc.*                             373,800
     44,200    Lehman Brothers Holdings, Inc.                         2,254,200
     11,800    Mellon Bank Corp.                                        715,375
     14,600    Old Republic International Corp.                         542,938
     13,400    Reliastar Financial Corp.                                551,913
      5,500    Republic New York Corp.                                  628,031
      5,200    Security Capital Group, Inc., Class B*                   169,000
     14,499    Security Capital Industrial Trust                        360,663
     12,000    Security Capital US Realty                               170,400
      9,800    Sirrom Capital Corp.                                     510,825
     68,100    SLM Holding Corp.                                      9,474,386
      6,100    State Street Corp.                                       354,944
      7,000    SunAmerica, Inc.                                         299,250
      6,800    The Bank of New York Co., Inc.                           393,125
     15,000    TIG Holdings, Inc.                                       497,813
      7,200    Transatlantic Holdings, Inc.                             514,800
      5,500    Wells Fargo & Co.                                      1,866,906
                                                                  -------------
                                                                     96,927,863
                                                                  -------------
               Chemicals and Drugs - 9.29%
     73,400    Baxter International, Inc.                             3,702,113
     24,000    Bergen Brunswig Corp., Class A                         1,011,000
     13,100    Biochem Pharma, Inc.*                                    273,463
     89,080    Bristol-Myers Squibb Co.                               8,429,195
     15,300    Cabot Corp.                                              422,663
      6,300    Dow Chemical Co.                                         639,450
    169,500    Du Pont (E.I.) de Nemours & Co.                       10,180,564
     83,400    FMC Corp.*                                             5,613,863
     86,200    Grace (W.R.) & Co.                                     6,933,713
      9,500    Great Lakes Chemical Corp.                               426,313
     11,200    HBO & Co.                                                537,600
    257,330    Health Management Associates, Inc., Class A*           6,497,583
    165,500    Healthsouth Corp.*                                     4,592,625
      9,600    Lauder (Estee) Cos., Inc., Class A                       493,800
    105,000    Lincare Holdings, Inc.*                                5,985,000
     20,000    Mallinckrodt, Inc.                                       760,000
     17,000    Maxicare Health Plans, Inc.*                             184,875

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
-------------------------------------------------------------------------------

                                                                       Value
   Shares                                                             (Note 2)
--------------------------------------------------------------------------------
               Chemicals and Drugs (continued)

     47,700    Merck & Co., Inc.                                  $   5,068,125
      7,900    Pediatrix Medical Group, Inc.*                           337,725
     16,400    Rexall Sundown, Inc.*                                    495,075
      9,600    Rohm & Haas Co.                                          919,200
    113,800    Tenet Healthcare Corp.*                                3,769,625
     14,600    Total Renal Care Holdings, Inc.*                         401,500
                                                                  -------------
                                                                     67,675,070
                                                                  -------------
               Consumer Staples - 6.15%
      7,200    Danaher Corp.                                            454,500
     11,600    Fresh Del Monte Produce, Inc.*                           169,650
     13,500    Friendly Ice Cream Corp.*                                156,938
     19,000    IBP, Inc.                                                397,813
      5,100    Mondavi (Robert) Corp., Class A*                         248,625
    628,000    Philip Morris Cos., Inc.                              28,456,250
    366,100    RJR Nabisco Holdings Corp.                            13,728,750
      7,900    Springs Industries, Inc., Class A                        410,800
     16,800    VF Corp.                                                 771,750
                                                                  -------------
                                                                     44,795,076
                                                                  -------------
               Energy - 5.77%
      5,000    Amoco Corp.                                              425,625
     70,200    Atlantic Richfield Co.                                 5,624,775
    141,300    British Petroleum Co. Plc, ADR                        11,259,844
     79,100    Coastal Corp.                                          4,899,256
      3,500    Diamond Offshore Drilling, Inc.                          168,438
      6,600    Global Marine, Inc.*                                     161,700
      6,200    McDermott (J. Ray) SA*                                   266,600
    215,800    Phillips Petroleum Co.                                10,493,275
     97,900    Repsol SA, ADR                                         4,166,869
      6,800    Santa Fe International Corp.                             276,675
     55,700    Texaco, Inc.                                           3,028,688
     16,800    Ultramar Diamond Shamrock Corp.                          535,500
     22,000    YPF Sociedad Anonima, Class D, ADR                       752,125
                                                                  -------------
                                                                     42,059,370
                                                                  -------------
               Consumer Products - 5.76%
     15,400    At Home Corp., Series A *                                386,925
      5,400    Beringer Wine Estates, Class B*                          205,200
     14,000    Big City Radio, Inc.*                                    113,750
     90,500    Boise Cascade Corp.                                    2,737,625
     92,500    Bowater, Inc.                                          4,110,469
      4,000    Brylane, Inc.*                                           197,000
      2,800    Cablevision Systems Corp., Class A*                      268,100
     11,400    Cinar Films, Inc., Class B*                              443,175
     14,500    Cintas Corp.                                             565,500
     69,600    Clear Channel Communications, Inc.*                    5,528,850
    127,300    Coca-Cola Enterprises, Inc.                            4,527,106
     89,400    CompUSA, Inc. *                                        2,771,400
     11,300    Dillard's, Inc., Class A                                 398,325
      4,900    GEAC Computer Corp., Ltd.                                161,383
      7,600    Heftel Broadcasting Corp., Class A*                      355,300
      7,900    Hibbett Sporting Goods, Inc.*                            173,800
     18,200    Imax Corp.*                                              400,400
     16,700    IMC Global, Inc.                                         546,925
      7,900    Jacor Communications, Inc.*                              419,688
     15,900    Metro-Goldwyn-Mayer, Inc.*                               318,000
    318,400    Office Depot, Inc.                                     7,621,700
     11,900    Panamsat Corp.*                                          513,188
     14,000    Russell Corp.                                            371,875
      8,800    TRW, Inc.                                                469,700
     12,600    Tupperware Corp.                                         351,225
     64,500    Weyerhaeuser Co.                                       3,164,531
    123,700    York International Corp.                               4,893,881
                                                                  -------------
                                                                     42,015,021
                                                                  -------------
               Building and Construction - 4.75%
    134,400    Aeroquip-Vickers, Inc.                                 6,594,000
    187,700    Champion International Corp.                           8,505,156
     73,049    Home Depot, Inc.                                       4,300,760
    134,200    Loews Corp.                                           14,241,975
     17,200    Owens Corning*                                           586,950
      6,500    Sealed Air Corp.*                                        401,375
                                                                  -------------
                                                                     34,630,216
                                                                  -------------
               Utilities - 4.55%
     17,000    Allied Waste Industries, Inc.*                           396,313
      6,500    American Disposal Services, Inc.*                        237,250
     63,300    Columbia Gas System, Inc.                              4,973,006
      6,162    Duke Energy Corp.                                        341,219
     13,100    Entergy Corp.                                            392,181
     17,900    GPU, Inc.                                                754,038
     10,000    Nextlink Communications, Inc.*                           213,125
     92,500    SBC Communications, Inc.                               6,775,625
      5,800    Teleport Communications Group, Inc., Class A*            318,275
    451,700    Waste Management, Inc.                                12,421,750
    209,389    WorldCom, Inc.                                         6,334,017
                                                                  -------------
                                                                     33,156,799
                                                                  -------------
               Technology - 4.01%
      5,200    Accelr8 Technology Corp.                                 140,400
     93,700    Airtouch Communications, Inc.*                         3,894,406
      4,800    Intermedia Communications, Inc.*                         291,600
     18,900    Inter-Tel, Inc.*                                         366,188
     23,300    Loral Space & Communications*                            499,494
      7,700    Metromedia Fiber Network, Inc.*                          128,013
    146,300    Microsoft Corp.*                                      18,909,275
     94,912    Network Associates, Inc.*                              5,018,472
                                                                  -------------
                                                                     29,247,848
                                                                  -------------
               Computer Equipment and Technology - 3.75%
    152,950    Cisco Systems, Inc.*                                   8,526,963
    113,600    Harnischfeger Industries, Inc.                         4,011,500
     28,200    International Business Machines Corp.                  2,948,663
      9,500    Micro Focus Group Plc, ADR*                              383,563
      9,900    Princeton Video Image, Inc.*                              92,813
    181,900    Seagate Technology, Inc.*                              3,501,575
    224,425    3Com Corp.*                                            7,840,848
                                                                  -------------
                                                                     27,305,925
                                                                  -------------
               Aerospace-Airlines - 3.02%
     42,800    AMR Corp.*                                             5,499,800
    226,600    United Technologies Corp.                             16,499,313
                                                                  -------------
                                                                     21,999,113
                                                                  -------------

                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
--------------------------------------------------------------------------------

                                                                       Value
    Shares                                                            (Note 2)
--------------------------------------------------------------------------------

               Broadcasting - 2.59%
     10,350    Comcast Corp. Special, Class A                     $     326,672
      9,200    Metro Networks, Inc.*                                    301,300
    217,200    News Corp., Ltd., ADR                                  4,316,850
    133,618    Tele-Communications, Inc.,
               Liberty Media Group, Series A*                         4,843,653
    215,777    Tele-Communications, Inc., TCI Group*                  6,028,270
     83,224    Tele-Communications, Inc., TCI Venture*                2,356,280
     13,400    TV Azteca SA, ADR*                                       302,338
      4,700    Univision Communications, Inc.*                          328,119
                                                                  -------------
                                                                     18,803,482
                                                                  -------------
               Retail - 2.39%
     18,000    Borders Group, Inc.*                                     563,625
     94,200    CVS Corp.                                              6,034,688
     68,500    Federated Department Stores, Inc.*                     2,949,741
    151,900    Sears Roebuck & Co.                                    6,873,475
      9,800    Stage Stores, Inc.*                                      366,275
     20,000    Toys `R' Us, Inc.*                                       628,750
                                                                  -------------
                                                                     17,416,554
                                                                  -------------
               Business Services - 2.20%
    420,936    Cendant Corp.*                                        14,469,675
     13,500    Coinstar, Inc.*                                          123,188
     17,100    Concord EFS, Inc.*                                       425,363
      9,950    Fiserv, Inc.*                                            488,794
     35,300    Olsten Corp.                                             529,500
                                                                  -------------
                                                                     16,036,520
                                                                  -------------
               Health Services - 0.99%
     12,100    Ameripath, Inc.*                                         205,700
    186,968    Columbia/HCA Healthcare Corp.                          5,538,927
     27,350    Foundation Health Systems, Inc., Class A*                611,956
     21,200    Orthodontic Centers of America, Inc.*                    352,450
      3,300    Sunrise Assisted Living, Inc. *                          142,313
      8,400    Wellpoint Health Networks, Inc.*                         354,900
                                                                  -------------
                                                                      7,206,246
                                                                  -------------
               Consumer Service - 0.97%
    188,900    Service Corp. International                            6,977,494
      6,000    United Rentals, Inc.*                                    115,875
                                                                  -------------
                                                                      7,093,369
                                                                  -------------
               Transportation - 0.27%
      8,800    Atlas Air, Inc.*                                         211,200
     10,900    CSX Corp.                                                588,600
      9,700    Delta Air Lines, Inc.                                  1,154,300
                                                                  -------------
                                                                      1,954,100
                                                                  -------------

               Electronics - 0.10%
     19,350    Tektronix, Inc.                                          767,953
                                                                  -------------

               Entertainment - 0.09%
     12,700    AMF Bowling, Inc.*                                       317,500
      8,600    Premier Parks, Inc.*                                     348,300
                                                                  -------------
                                                                        665,800
                                                                  -------------
               Metals and Mining - 0.07%
     15,500    Inland Steel Industries, Inc.                            265,438
     19,700    National Steel Corp., Class B*                           227,781
                                                                  -------------
                                                                        493,219
                                                                  -------------
               Advertising - 0.06%
     12,250    Outdoor Systems, Inc.*                                   470,094
                                                                  -------------
               Hotels/Leisure - 0.02%
      5,400    Signature Resorts, Inc.*                                 118,125
                                                                  -------------
               Total Common Stocks
               (Cost $530,150,967)                                  657,577,968
                                                                  =============
Par Value
---------

CORPORATE NOTES AND BONDS - 4.12%

$ 2,500,000    Asset-Backed Capital, Ltd., MTN
               5.76%, 09/23/98                                        2,498,250
  2,470,000    Ford Motor Credit Co., MTN
               9.00%, 03/25/98                                        2,487,530
  3,500,000    Ford Motor Credit Co., Series 1, MTN
               6.36%, 05/26/98                                        3,506,349
  2,500,000    General Motors Acceptance Corp., MTN
               5.87%, 09/21/98                                        2,498,430
  2,500,000    Goldman Sachs Group, LP
               5.90%, 02/01/99                                        2,500,400
  1,500,000    Heller Financial, Inc., Series G, MTN
               6.06%, 09/03/99                                        1,500,008
  2,500,000    Morgan Stanley Group, Inc., Series C, Senior MTN
               6.43%, 03/09/98                                        2,502,380
  2,500,000    New England Education Loan Marketing Corp., MTN
               6.01%, 07/18/98                                        2,498,958
  3,000,000    New York NY, Series E, GO
               5.50%, 02/01/98                                        2,998,206
  2,000,000    Painewebber Group, Inc., Series C, Senior MTN
               6.06%, 09/16/98                                        2,000,000
  2,500,000    Rabobank Nederland
               5.95%, 10/06/99                                        2,502,780
  1,500,000    VW Credit, Inc.
               5.75%, 11/15/98                                        1,495,598
  1,000,000    Xerox Credit Corp., Series D, MTN
               6.84%, 06/01/00                                        1,016,855
                                                                  -------------
               Total Corporate Notes and Bonds
               (Cost $30,025,254)                                    30,005,744
                                                                  -------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 4.11%

               Federal Home Loan Bank - 1.51%
  2,000,000    5.57%, 01/23/98                                        1,999,776
  6,555,000    5.39%, 03/18/98                                        6,480,342
  2,530,000    5.36%, 04/15/98                                        2,489,897
                                                                  -------------
                                                                     10,970,015
                                                                  -------------

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
--------------------------------------------------------------------------------

                                                                      Value
Par Value                                                            (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Continued)

               U.S. Treasury Notes - 1.14%
$ 2,500,000    6.25%, 03/31/99                                    $   2,517,975
  1,220,000    5.75%, 09/30/99                                        1,221,525
  1,300,000    6.00%, 08/15/00                                        1,309,344
  3,000,000    6.25%, 06/30/02                                        3,060,939
    175,000    5.75%, 08/15/03                                          175,164
                                                                  -------------
                                                                      8,284,947
                                                                  -------------
               Federal National Mortgage Association - 0.56%
  2,500,000    5.43%, 03/30/98                                        2,466,408
  1,640,000    6.50%, 02/25/02                                        1,636,184
                                                                  -------------
                                                                      4,102,592
                                                                  -------------
               Federal Farm Credit Bank - 0.56%
  1,200,000    6.13%, 04/23/98                                        1,201,450
  3,000,000    5.50%, 08/12/98                                        2,896,749
                                                                  -------------
                                                                      4,098,199
                                                                  -------------
               Federal Home Loan Mortgage Corporation - 0.34%
  2,500,000    6.20%, 09/08/99                                        2,500,150
                                                                  -------------
               Total U.S. Government
               and Agency Obligations                                29,955,903
               (Cost $29,944,081)                                 -------------

CERTIFICATES OF DEPOSITS - 0.41%

  1,000,000    Barclays Bank Plc, Yankee
               5.75%, 12/16/98                                          994,500
  2,000,000    Skandinaviska Enskilda Banken
               5.88%, 06/03/98                                        1,999,200
                                                                  -------------
               Total Certificates of Deposits                         2,993,700
               (Cost $2,999,705)                                  -------------

COMMERCIAL PAPER (A) - 0.84%

  2,000,000    China International Marine Containers
               5.59%, 02/13/98                                        1,986,000
  4,141,000    Lexington Parker Capital Corp.
               5.93%, 01/21/98                                        4,127,358
                                                                  -------------
               Total Commercial Paper                                 6,113,358
               (Cost $6,114,004)                                  -------------

ASSET-BACKED SECURITIES - 0.78%

  2,000,000    Green Tree Lease Finance, Llc, 1997-1, Series A1
               5.99%, 01/20/99                                        2,000,000
  2,500,000    Newcourt Receivables Asset Trust, 1997-1, Series A2
               6.04%, 06/20/00                                        2,498,175
  1,193,984    WFS Financial Owner Trust, 1997-C, Series A1
               5.79%, 09/20/98                                        1,194,357
                                                                  -------------
               Total Asset-Backed Securities                          5,692,532
               (Cost $5,693,909)                                  -------------

  Shares
----------

INVESTMENT COMPANY - 0.75%

  5,412,367    State Street Bank Temporary Fund                       5,412,367
                                                                  -------------
               Total Investment Company                               5,412,367
               (Cost $5,412,367)                                  -------------

Total Investments - 101.25%                                         737,751,572
(Cost $610,340,287)                                               -------------

Net Other Assets and Liabilities - (1.25)%                           (9,072,750)
                                                                  -------------
Net Assets - 100.00%                                              $ 728,678,822
                                                                  =============
--------------------
*    Non income producing security.
(A)  Effective yield at time of purchase.
GO   General Obligation
ADR  American Depositary Receipt
MTN  Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1997, the aggregate cost of investment securities for tax purposes was $611,252,362. Net unrealized appreciation (depreciation) aggregated $126,499,210, of which $145,362,485 related to appreciated investment securities and $(18,863,275) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1997 were $100,532,836.

OTHER INFORMATION

For the year ended December, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $488,485,759 and $480,356,664 of non-governmental issuers, respectively, and $12,407,836 and $1,000,000 of U.S. Government Agency issuers, respectively.

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------
                  PORTFOLIO OF INVESTMENTS . December 31, 1997
-------------------------------------------------------------------------------

                                                                         Value
   Shares                                                               (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS -98.58%

                Finance - 17.12%
     5,785      Aetna, Inc.                                        $     408,204
     3,800      Ahmanson (H.F.) & Co.                                    254,363
    16,969      Allstate Corp.                                         1,542,057
    18,200      American Express Co.                                   1,624,350
     9,717      American General Corp.                                   525,325
    27,300      American International Group, Inc.                     2,968,875
     6,500      AON Corp.                                                381,063
    22,640      Banc One Corp.                                         1,229,635
    14,700      Bank of New York Co., Inc.                               849,844
    27,204      BankAmerica Corp.                                      1,985,892
     5,700      BankBoston Corp.                                         535,444
     3,900      Bankers Trust New York Corp.                             438,506
     7,800      Barnett Banks, Inc.                                      560,625
     5,400      BB&T Corp.*                                              345,938
     2,000      Beneficial Corp.                                         166,250
    16,476      Chase Manhattan Corp.                                  1,804,122
     6,800      Chubb Corp.                                              514,250
     2,900      CIGNA Corp.                                              501,881
     2,200      Cincinnati Financial Corp.*                              309,650
    17,800      Citicorp                                               2,250,588
     4,100      Comerica, Inc.                                           370,025
     7,300      Conseco, Inc.                                            331,694
     7,900      Corestates Financial Corp.                               632,494
     4,100      Countrywide Credit Industries, Inc.                      175,788
    26,900      Federal Home Loan Mortgage Corp.                       1,128,119
    41,200      Federal National Mortgage Association                  2,350,975
     6,050      Fifth Third Bancorp                                      494,588
    11,558      First Chicago NBD Corp.                                  965,093
    24,350      First Union Corp.                                      1,247,937
     9,655      Fleet Financial Group, Inc.                              723,522
     3,100      General Re Corp.                                         657,200
     2,300      Golden West Financial Corp.                              224,969
     5,100      Green Tree Financial Corp.                               133,556
     4,700      Hartford Financial Services Group, Inc.                  439,744
     4,300      Household International, Inc.                            548,519
     6,200      Humana, Inc.*                                            128,650
     7,300      Huntington Bancshares, Inc.                              262,800
     2,800      Jefferson-Pilot Corp.                                    218,050
     8,500      KeyCorp                                                  601,906
     4,000      Lincoln National Corp.                                   312,500
     6,500      Marsh & McLennan Cos., Inc.                              484,656
     3,400      MBIA, Inc.                                               227,163
    19,412      MBNA Corp.                                               530,190
     9,700      Mellon Bank Corp.                                        588,063
    12,800      Merrill Lynch & Co., Inc.                                933,600
     4,500      MGIC Investment Corp.                                    299,250
    22,717      Morgan Stanley, Dean Witter, Discover                  1,343,143
     6,900      Morgan (J.P.) & Co., Inc.                                778,837
     8,400      National City Corp.                                      552,300
    27,600      NationsBank Corp.                                      1,678,425
     1,800      NICOR, Inc.                                               75,937
    29,000      Norwest Corp.                                          1,120,125
    11,900      PNC Bank Corp.                                           679,044
     2,900      Progressive Corp.                                        347,637
     3,700      Providian Financial Corp.                                167,194
     2,200      Republic New York Corp.                                  251,213
     5,400      SAFECO Corp.                                             263,250
    10,300      Schwab (Charles) Corp.                                   431,955
     6,300      State Street Corp.                                       366,580
     3,200      St. Paul Cos., Inc.                                      262,600
     2,800      Sun Co., Inc.                                            117,775
     7,450      Sunamerica, Inc.                                         318,488
     8,400      SunTrust Banks, Inc.                                     599,550
     6,800      Synovus Financial Corp.*                                 222,700
     5,300      Torchmark Corp.                                          222,930
     2,600      Transamerica Corp.                                       276,900
    44,460      Travelers Group, Inc.                                  2,395,283
     5,500      UNUM Corp.                                               299,063
     4,300      USF & G Corp.                                             94,869
     7,100      UST, Inc.                                                262,256
     9,550      U.S. Bancorp                                           1,069,002
     8,000      Wachovia Corp.                                           649,000
     9,650      Washington Mutual, Inc.                                  615,790
     3,533      Wells Fargo & Co.                                      1,199,233
                                                                   -------------
                                                                      50,868,992
                                                                   -------------

                Durable Goods - 16.36%
     2,800      Adobe Systems, Inc.                                      115,500
    21,800      AlliedSignal, Inc.                                       848,837
     7,200      Alltel Corp.                                             295,650
    21,300      Ameritech Corp.                                        1,714,650
     8,400      AMP, Inc.                                                352,800
     1,600      Armstrong World Industries, Inc.                         119,600
     3,900      Avery-Dennison Corp.                                     174,525
     6,500      Baker Hughes, Inc.                                       283,563
     8,100      Bay Networks, Inc.*                                      207,056
    38,838      Boeing Co.                                             1,900,635
     1,500      Caliber System, Inc.                                      73,031
     2,900      Case Corp.                                               175,269
    14,600      Caterpillar, Inc.                                        709,013
    27,200      CBS Corp.                                                800,700
    26,100      Chrysler Corp.                                           918,394
     4,700      Cooper Industries, Inc.                                  230,300
     3,000      Cooper Tire & Rubber Co.                                  73,125
     1,700      Crane Co.                                                 73,738
     1,500      Cummins Engine Co., Inc.                                  88,594
     4,000      Dana Corp.                                               190,000
     9,800      Deere & Co.                                              571,463
    12,800      Dell Computer Corp.*                                   1,075,200
     7,150      Dominion Resources, Inc.                                 304,322
     4,500      DSC Communications Corp.*                                108,000
     3,000      Eaton Corp.                                              267,750
     2,300      Echlin, Inc.                                              83,230
     1,700      EG & G, Inc.                                              35,381
    17,200      Emerson Electric Co.                                     970,725
     1,400      Fleetwood Enterprises, Inc.                               59,413
    46,300      Ford Motor Co.                                         2,254,231
     6,300      Frontier Corp.                                           151,594
   127,000      General Electric Co.                                   9,318,625
    28,300      General Motors Corp.                                   1,715,688
     1,900      General Signal Corp.                                      80,156
     6,850      Genuine Parts Co.                                        232,472
     2,000      Goodrich (B.F.) Co.                                       82,875
     6,000      Goodyear Tire & Rubber Co.                               381,750

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
--------------------------------------------------------------------------------

                                                                         Value
   Shares                                                               (Note 2)
--------------------------------------------------------------------------------

               Durable Goods (continued)
     1,900     Grainger (W.W.), Inc.                                $    184,656
     3,000     Harris Corp.                                              137,625
     1,000     Helmerich & Payne, Inc.                                    67,875
    40,400     Hewlett-Packard Co.                                     2,525,000
     9,600     Illinois Tool Works, Inc.                                 577,200
     6,400     Ingersoll-Rand Co.                                        259,200
    63,300     Intel Corp.                                             4,446,825
     3,200     Johnson Controls, Inc.                                    152,800
     3,200     Kla-Tencor Corp.*                                         123,600
     7,641     Lockheed Martin Corp.                                     752,639
     2,000     McDermott International, Inc.                              73,250
    26,800     MCI Communications Corp.                                1,147,375
     1,700     Millipore Corp.                                            57,694
     3,300     Moore Corp., Ltd.                                          49,913
    23,100     Motorola, Inc.                                          1,318,144
     1,700     National Service Industries, Inc.                          84,255
    10,200     Northern Telecom, Ltd.                                    907,800
     2,700     Northrop Grumman Corp.                                    310,500
     2,980     Paccar, Inc.                                              156,450
     4,800     Pall Corp.                                                 99,300
     4,375     Parker-Hannifin Corp.                                     200,702
     2,400     Pep Boys-Manny, Moe & Jack                                 57,300
     1,700     Perkin-Elmer Corp.                                        120,806
     2,700     Pioneer Hi-Bred International, Inc.                       289,575
     3,400     Raychem Corp.                                             146,412
     1,792     Raytheon Co., Class A*                                     88,365
     9,100     Raytheon Co., Class B*                                    459,550
     8,100     Rockwell International Corp.                              423,225
     3,300     Rowan Cos., Inc.*                                         100,650
     2,900     Ryder System, Inc.                                         94,975
     3,000     Scientific-Atlanta, Inc.                                   50,250
    16,800     Sprint Corp.                                              984,900
     4,000     Tandy Corp.                                               154,250
     7,000     Tellabs, Inc.*                                            370,125
    14,800     Texas Instruments, Inc.                                   666,000
     6,500     Textron, Inc.                                             406,250
     5,800     Thermo Electron Corp.*                                    258,100
     9,500     Union Pacific Corp.                                       593,156
     3,600     US Airways Group, Inc.*                                   225,000
    18,600     U.S. West, Inc., Communications Group                     839,325
    23,500     U.S. West, Inc., Media Group*                             678,562
    12,600     Xerox Corp.                                               930,037
                                                                    ------------
                                                                      48,607,471
                                                                    ------------
               Chemicals and Drugs - 13.10%
    29,900     Abbott Laboratories                                     1,960,319
     4,300     Air Products & Chemicals, Inc.                            353,675
     2,100     Alberto-Culver Co., Class B                                67,331
     2,400     Allergan, Inc.                                             80,550
     3,200     Alza Corp.*                                               101,800
    25,100     American Home Products Corp.                            1,920,150
    10,300     Amgen, Inc.*                                              557,487
     5,200     Avon Products, Inc.                                       319,150
     2,100     Bausch & Lomb, Inc.                                        83,213
    10,800     Baxter International, Inc.                                544,725
     4,700     Becton Dickinson & Co.                                    235,000
     7,500     Boston Scientific Corp.*                                  344,063
    38,800     Bristol-Myers Squibb Co.                                3,671,450
     4,200     Cardinal Health, Inc.                                     315,525
    11,600     Colgate Palmolive Co.                                     852,600
     8,800     Dow Chemical Co.                                          893,200
    43,900     duPont (E.I.) deNemours & Co.                           2,636,744
     3,000     Eastman Chemical Co.                                      178,688
     5,450     Engelhard Corp.                                            94,694
     1,400     FMC Corp.*                                                 94,237
     2,800     Grace (W.R.) & Co.                                        225,225
     2,400     Great Lakes Chemical Corp.                                107,700
     5,800     Guidant Corp.                                             361,050
     3,900     Hercules, Inc.                                            195,244
     4,200     International Flavors & Fragrances, Inc.                  216,300
    51,600     Johnson & Johnson                                       3,399,150
    43,200     Lilly (Eli) & Co.                                       3,007,800
     2,800     Mallinckrodt, Inc.                                        106,400
    18,100     Medtronic, Inc.                                           946,855
    46,900     Merck & Co., Inc.                                       4,983,125
    22,800     Monsanto Co.                                              957,600
     5,100     Morton International, Inc.                                175,312
     2,600     Nalco Chemical Co.                                        102,863
    50,100     Pfizer, Inc.                                            3,735,580
    19,580     Pharmacia & Upjohn, Inc.                                  717,118
     6,100     Praxair, Inc.                                             274,500
     2,500     Rohm & Haas Co.                                           239,375
    28,400     Schering-Plough Corp.                                   1,764,350
     1,000     Shared Medical Systems Corp.                               66,000
     6,700     Sherwin-Williams Co.                                      185,925
     3,900     Sigma Aldrich Corp.                                       155,025
     3,400     St. Jude Medical, Inc.*                                   103,700
     4,800     Union Carbide Corp.                                       206,100
     2,800     United States Surgical Corp.                               82,075
    10,500     Warner-Lambert Co.                                      1,302,000
                                                                    ------------
                                                                      38,920,973
                                                                    ------------
               Consumer Products - 9.53%
     2,900     American Greetings Corp., Class A                         113,463
     3,400     Andrew Corp.                                               81,600
    19,000     Anheuser-Busch Cos., Inc.                                 836,000
    14,000     Applied Materials, Inc.*                                  421,750
    22,643     Archer-Daniels-Midland Co.                                491,070
     1,200     Ball Corp.                                                 42,375
     2,000     Bemis Co., Inc.                                            88,125
     2,000     Boise Cascade Corp.                                        60,500
     2,700     Brown-Forman Corp., Class B                               149,175
    17,900     Campbell Soup Co.                                       1,040,438
     3,900     Clear Channel Communications, Inc.*                       309,806
    18,400     Conagra, Inc.                                             603,750
     8,900     Corning, Inc.                                             330,413
     4,900     Crown Cork & Seal Co., Inc.                               245,613
     3,100     Deluxe Corp.                                              106,950
     4,200     Dillard's, Inc., Class A                                  148,050
    26,243     Disney (Walt) Co.                                       2,599,697
     5,700     Donnelley (R.R.) & Sons Co.                               212,325
     3,800     Dow Jones & Co., Inc.                                     204,013
     6,500     Dun & Bradstreet Corp.                                    201,094

                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
--------------------------------------------------------------------------------
                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------

                  Consumer Products (continued)
    12,700        Eastman Kodak Co.                                 $    772,319
     7,200        Fort James Corp.                                       275,400
    11,000        Gannett Co., Inc.                                      679,938
     3,500        Georgia-Pacific Corp,*                                 212,625
     9,900        Halliburton Co.                                        514,181
     1,200        Harland (John H.) Co.                                   25,200
     4,900        Hasbro, Inc.                                           154,350
    14,300        Heinz (H.J.) Co.                                       726,619
     5,600        Hershey Foods Corp.                                    346,850
     5,000        Ikon Office Solutions, Inc.                            140,625
    11,800        International Paper Co.                                508,875
    16,100        Kellogg Co.                                            798,963
    21,640        Kimberly-Clark Corp.                                 1,067,123
     1,400        King World Productions, Inc.                            80,850
     3,400        Knight-Ridder, Inc.                                    176,800
     2,600        Liz Claiborne, Inc.                                    108,712
     1,500        Longs Drug Stores Corp.                                 48,187
    11,212        Mattel, Inc.                                           417,647
     3,700        Maytag Corp.                                           138,056
     3,900        McGraw-Hill Cos., Inc.                                 288,600
     4,000        Mead Corp.                                             112,000
     2,000        Meredith Corp.                                          71,375
     3,800        New York Times Co., Class A                            251,275
    11,100        Nike, Inc., Class B                                    435,675
     5,400        Owens-Illinois, Inc.*                                  204,863
     1,700        Polaroid Corp.                                          82,769
     1,000        Potlatch Corp.                                          43,000
    52,400        Procter & Gamble Co.                                 4,182,175
     5,300        Quaker Oats Co.                                        279,575
     2,100        Reebok International, Ltd.*                             60,505
     5,800        Rubbermaid, Inc.                                       145,000
     1,400        Russell Corp.                                           37,187
    18,700        Sara Lee Corp.                                       1,053,044
    14,400        Seagram Co., Ltd.                                      465,300
     2,400        Snap-On, Inc.                                          104,700
     3,400        Stanley Works                                          160,437
     3,710        Stone Container Corp.*                                  38,723
     6,800        Sysco Corp.                                            309,825
     2,300        Temple-Inland, Inc.                                    120,319
     6,500        Tenneco, Inc.                                          256,750
    21,680        Time Warner, Inc.                                    1,344,160
     3,800        Times Mirror Co., Class A                              233,700
     6,200        TJX Cos., Inc.                                         213,125
     4,700        Tribune Co.                                            292,575
     4,800        TRW, Inc.                                              256,200
     2,300        Tupperware Corp.                                        64,112
     2,700        Union Camp Corp.                                       144,956
    13,563        Viacom, Inc., Class B*                                 562,017
     3,950        Westvaco Corp.                                         124,178
     7,800        Weyerhaeuser Co.                                       382,688
     2,900        Whirlpool Corp.                                        159,500
     4,500        Wrigley (Wm.) Jr. Co.                                  358,030
                                                                    ------------
                                                                      28,317,865
                                                                    ------------
                  Energy - 8.44%
     3,500        Amerada Hess Corp.                                     192,063
    19,100        Amoco Corp.                                          1,625,888
     2,300        Anadarko Petroleum Corp.                               139,581
     3,500        Apache Corp.                                           122,719
     1,600        Asarco, Inc.                                            35,900
     2,900        Ashland, Inc.                                          155,694
    12,500        Atlantic Richfield Co.                               1,001,563
     6,782        Burlington Resources, Inc.                             303,918
    25,400        Chevron Corp.                                        1,955,800
     4,100        Coastal Corp.                                          253,944
     6,700        Dresser Industries, Inc.                               280,980
       700        Eastern Enterprises                                     31,500
    11,900        Enron Corp.                                            494,594
    96,000        Exxon Corp.                                          5,874,000
     5,500        Homestake Mining Co.                                    48,813
     1,800        Kerr-McGee Corp.                                       113,963
     4,200        Louisiana-Pacific Corp.                                 79,800
    30,600        Mobil Corp.                                          2,208,937
    12,800        Occidental Petroleum Corp.                             375,200
     1,100        Oneok, Inc.                                             44,413
     3,900        Oryx Energy Co.*                                        99,450
     3,200        Pacific Enterprises                                    120,400
     1,800        Pennzoil Co.                                           120,263
    10,300        Phillips Petroleum Co.                                 500,837
    83,100        Royal Dutch Petroleum Co.                            4,502,980
    19,300        Schlumberger, Ltd.                                   1,553,650
     3,300        Sonat, Inc.                                            150,975
    20,400        Texaco, Inc.                                         1,109,250
     9,781        Union Pacific Resources Co.                            237,189
     9,600        Unocal Corp.                                           372,600
    11,100        USX-Marathon Group                                     374,625
     3,220        USX-U.S. Steel Group, Inc.                             100,625
     2,200        Western Atlas, Inc.*                                   162,800
    12,200        Williams Cos., Inc.                                    346,175
                                                                    ------------
                                                                      25,091,089
                                                                    ------------
                  Technology - 8.25%
    13,400        3Com Corp.*                                            468,163
     5,300        Advanced Micro Devices, Inc.*                           95,068
    19,500        Airtouch Communications, Inc.*                         810,469
     4,800        Apple Computer, Inc.*                                   63,000
     1,800        Autodesk, Inc.                                          66,600
    11,300        Automatic Data Processing, Inc.                        693,537
     6,000        Cabletron Systems, Inc.*                                90,000
     2,900        Ceridian Corp.*                                        132,856
    38,900        Cisco Systems, Inc.*                                 2,168,675
    29,302        Compaq Computer Corp.*                               1,653,732
    21,250        Computer Associates International, Inc.              1,123,594
     3,000        Computer Sciences Corp.*                               250,500
     1,800        Data General Corp.*                                     31,387
     5,900        Digital Equipment Corp.*                               218,300
    19,000        EMC Corp.*                                             521,313
     1,800        Harnischfeger Industries, Inc.                          63,563
     5,000        Honeywell, Inc.                                        342,500
    38,200        International Business Machines Corp.                3,994,287

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
-------------------------------------------------------------------------------
                                                                        Value
   Shares                                                              (Note 2)
--------------------------------------------------------------------------------
                Technology (continued)

     4,500      ITT Corp.*                                          $    372,938
     4,500      ITT Industries, Inc.                                     141,188
     5,500      LSI Logic Corp.*                                         108,625
    24,898      Lucent Technologies, Inc.                              1,988,728
     8,000      Micron Technology, Inc.*                                 208,000
    46,600      Microsoft Corp.*                                       6,023,050
     6,100      National Semiconductor Corp.*                            158,219
     5,700      Nextlevel Systems, Inc.*                                 101,887
    13,400      Novell, Inc.*                                            100,500
    37,987      Oracle Corp.*                                            847,585
     4,900      Parametric Technology Corp.*                             232,137
     5,700      Pitney Bowes, Inc.                                       512,644
     9,400      Seagate Technology, Inc.*                                180,950
     6,700      Silicon Graphics, Inc.*                                   83,330
    14,300      Sun Microsystems, Inc.*                                  570,213
     6,600      Unisys Corp.*                                             91,575
                                                                    ------------
                                                                      24,509,113
                                                                    ------------

                Utilities - 7.82%
     7,300      American Electric Power, Inc.                            376,863
    63,067      AT&T Corp.                                             3,862,854
     5,750      Baltimore Gas & Electric Co.                             195,859
    30,173      Bell Atlantic Corp.                                    2,745,743
    38,400      Bellsouth Corp.                                        2,162,400
     7,700      Browning-Ferris Industries, Inc.                         284,900
     5,800      Carolina Power & Light Co.                               246,138
     8,100      Central & South West Corp.                               219,206
     6,043      CINergy Corp.                                            231,522
     2,200      Columbia Gas System, Inc.                                172,838
     9,100      Consolidated Edison Co. Of New York                      373,100
     3,800      Consolidated Natural Gas Co.                             229,900
     5,600      DTE Energy Co.                                           194,250
    14,017      Duke Energy Corp.                                        776,191
    15,300      Edison International                                     415,969
     9,200      Entergy Corp.                                            275,425
     8,900      Firstenergy Corp.*                                       258,100
     7,100      FPL Group, Inc.                                          420,231
     4,600      GPU, Inc.                                                193,775
    37,000      GTE Corp.                                              1,933,250
    10,998      Houston Industries, Inc.                                 293,509
     5,600      Niagara Mohawk Power Corp.*                               58,800
     2,900      Northern States Power Co.                                168,925
    11,400      Pacificorp                                               311,363
     8,500      PECO Energy Co.                                          206,125
     1,400      Peoples Energy Corp.                                      55,125
    17,000      PG&E Corp.                                               517,438
     6,300      PP & L Resources, Inc.                                   150,806
     9,000      Public Service Enterprise Group, Inc.                    285,187
    35,554      SBC Communications, Inc.                               2,604,331
    26,400      Southern Co.                                             683,100
     9,240      Texas Utilities Co.                                      384,037
     8,300      Unicom Corp.                                             255,225
     4,000      Union Electric Co.                                       173,000
    17,400      Waste Management, Inc.                                   478,500
    35,000      WorldCom, Inc.                                         1,058,750
                                                                    ------------
                                                                      23,252,735
                                                                    ------------

                Consumer Staples - 6.86%
     3,700      Black & Decker Corp.                                     144,531
     4,100      Clorox Co.                                               324,156
    96,300      Coca-Cola Co.                                          6,415,988
     1,400      Coors (Adolph) Co., Class B                               46,550
     5,900      Darden Restaurants, Inc.                                  73,750
     6,500      Fortune Brands, Inc.                                     240,906
     2,700      Fruit of the Loom, Inc., Class A*                         69,187
     6,200      General Mills, Inc.                                      444,075
    21,800      Gillette Co.                                           2,189,538
    16,100      Minnesota Mining & Manufacturing Co.                   1,321,206
     6,100      Newell Co.                                               259,250
    59,300      PepsiCo, Inc.                                          2,160,744
    93,900      Philip Morris Cos., Inc.                               4,254,844
     4,100      Ralston Purina Co.                                       381,044
       700      Springs Industries, Inc., Class A                         36,400
     5,810      Tricon Global Restaurants, Inc.*                         168,853
    24,800      Unilever NV                                            1,548,450
     4,800      VF Corp.                                                 220,500
     3,800      Whitman Corp.                                             99,037
                                                                    ------------
                                                                      20,399,009
                                                                    ------------
                Retail - 4.64%
     9,600      Albertson's, Inc.                                        454,800
    10,400      American Stores Co.                                      213,850
     5,800      AutoZone, Inc.*                                          168,200
     4,100      Charming Shoppes, Inc.*                                   19,219
     3,700      Circuit City Stores-Circuit City Group                   131,581
     8,256      Costco Cos., Inc.*                                       368,424
     5,600      CPC International, Inc.                                  603,400
     6,600      CVS Corp.                                                422,813
     8,500      Dayton-Hudson Corp.                                      573,750
     8,000      Federated Department Stores, Inc.*                       344,500
     1,300      Fleming Cos., Inc.                                        17,469
    15,600      Gap, Inc.                                                552,825
     2,200      Giant Food, Inc., Class A                                 74,113
     1,300      Great Atlantic & Pacific Tea Co., Inc.                    38,594
     2,800      Harcourt General, Inc.                                   153,300
    28,349      Home Depot, Inc.                                       1,669,047
    18,800      Kmart Corp. *                                            217,375
     9,800      Kroger Co.*                                              361,987
    10,500      Limited, Inc.                                            267,750
     9,000      May Department Stores Co.                                474,188
     1,400      Mercantile Stores Co., Inc.                               85,225
     2,900      Nordstrom, Inc.                                          175,088
     9,700      Penney (J.C.) Co., Inc.                                  585,030
     4,700      Rite Aid Corp.                                           275,830
    15,100      Sears Roebuck & Co.                                      683,275
     2,400      Supervalu, Inc.                                          100,500
    11,000      Toys `R' Us, Inc.*                                       345,812
    19,100      Walgreen Co.                                             599,263
    87,800      Wal-Mart Stores, Inc.                                  3,462,613
     5,800      Winn-Dixie Stores, Inc.                                  253,388
     5,100      Woolworth Corp.*                                         103,913
                                                                    ------------
                                                                      13,797,122
                                                                    ------------

                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
--------------------------------------------------------------------------------
                                                                       Value
   Shares                                                             (Note 2)
--------------------------------------------------------------------------------
                Building and Construction - 1.19%
     1,100      Aeroquip-Vickers, Inc.                              $     53,969
     4,000      Armco, Inc.*                                              19,750
     1,000      Briggs & Stratton Corp.                                   48,562
     1,200      Centex Corp.                                              75,525
     3,800      Champion International Corp.                             172,188
     8,600      Dover Corp.                                              310,675
     3,200      Fluor Corp.                                              119,600
     1,500      Kaufman & Broad Home Corp.                                33,656
     4,600      Loews Corp.                                              488,175
     6,800      Lowe's Cos., Inc.                                        324,275
     6,400      Masco Corp.                                              325,600
     2,000      Owens Corning                                             68,250
     7,000      PPG Industries, Inc.                                     399,875
       700      Pulte Corp.                                               29,269
    20,600      Tyco International, Ltd.                                 928,288
     4,200      Willamette Industries, Inc.                              135,187
                                                                    ------------
                                                                       3,532,844
                                                                    ------------

                Metals and Mining - 0.91%
     8,800      Alcan Aluminum, Ltd.                                     243,100
     6,702      Allegheny Teledyne, Inc.                                 173,414
     6,800      Aluminum Co. of America                                  478,550
    14,400      Barrick Gold Corp.                                       268,200
     8,900      Battle Mountain Gold Co.                                  52,287
     4,300      Bethlehem Steel Corp.*                                    37,087
     4,300      Biomet, Inc.                                             110,188
     3,500      Cyprus Amax Minerals Co.                                  53,813
     5,400      Echo Bay Mines, Ltd.                                      13,163
     7,700      Freeport-McMoRan Copper & Gold, Inc.,                    121,275
     3,500      Georgia-Pacific Corp., Timber Group                       79,406
     6,400      Inco, Ltd., Class A                                      108,800
     1,800      Inland Steel Industries, Inc.                             30,825
     1,500      Jostens, Inc.                                             34,594
     6,011      Newmont Mining Corp.                                     176,573
     3,500      Nucor Corp.                                              169,094
     2,300      Phelps Dodge Corp.                                       143,175
     9,100      Placer Dome, Inc.                                        115,456
     2,800      Reynolds Metals Co.                                      168,000
     2,300      Timken Co.                                                79,063
     3,600      Worthington Industries, Inc.                              59,400
                                                                    ------------
                                                                       2,715,463
                                                                    ------------
                Business Services - 0.83%
    30,333      Cendant Corp.*                                         1,042,697
     6,400      Cognizant Corp.                                          285,200
     2,600      Ecolab, Inc.                                             144,138
     5,800      Equifax, Inc.                                            205,538
    17,100      First Data Corp.                                         500,175
     4,850      Interpublic Group of Companies, Inc.                     241,590
     2,100      Safety Kleen Corp.                                        57,618
                                                                    ------------
                                                                       2,476,956
                                                                    ------------
                Transportation - 0.83%
     5,984      Burlington Northern Santa Fe Corp.                       556,137
     8,500      CSX Corp.                                                459,000
     2,900      Delta Air Lines, Inc.                                    345,100
     4,400      Federal Express Corp.*                                   268,675
    12,700      Laidlaw, Inc.                                            173,038
    14,600      Norfolk Southern Corp.                                   449,863
     8,450      Southwest Airlines Co.                                   208,081
                                                                    ------------
                                                                       2,459,894
                                                                    ------------

                Health Services - 0.82%
     2,100      Bard (C.R.), Inc.                                         65,756
    25,300      Columbia/HCA Healthcare Corp.                            749,513
     7,600      HBO & Co. *                                              364,800
    15,000      HEALTHSOUTH Corp.*                                       416,250
     2,500      Manor Care, Inc.                                          87,500
    11,600      Tenet Healthcare Corp.*                                  384,250
     7,200      United Healthcare Corp.                                  357,750
                                                                    ------------
                                                                       2,425,819
                                                                    ------------

                Food Services - 0.47%
    26,700      McDonald's Corp.                                       1,274,925
     5,000      Wendy's International, Inc.                              120,313
                                                                    ------------
                                                                       1,395,238
                                                                    ------------
                Aerospace-Airlines - 0.45%
     3,600      AMR Corp.*                                               462,600
     2,500      General Dynamics Corp.                                   216,094
     9,200      United Technologies Corp.                                669,875
                                                                    ------------
                                                                       1,348,569
                                                                    ------------

                Broadcasting - 0.33%
    13,400      Comcast Corp. Special, Class A                           422,938
    19,600      Tele-Communications, Inc., TCI Group, Class A*           547,575
                                                                    ------------
                                                                         970,513
                                                                    ------------

                Hotels-Leisure - 0.29%
     3,800      Harrah's Entertainment, Inc.*                             71,725
     9,600      Hilton Hotels Corp.                                      285,600
     5,000      Marriott International, Inc.                             346,250
     6,900      Mirage Resorts, Inc.*                                    156,975
                                                                    ------------
                                                                         860,550
                                                                    ------------

                Consumer Services - 0.18%
     4,100      Block (H & R), Inc.                                      183,731
     9,800      Service Corp. International                              361,988
                                                                    ------------
                                                                         545,719
                                                                    ------------

                Electronics - 0.06%
     1,950      Tektronix, Inc.                                           77,391
     2,200      Thomas & Betts Corp.                                     103,950
                                                                    ------------
                                                                         181,341
                                                                    ------------

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
--------------------------------------------------------------------------------
                                                                        Value
   Shares                                                              (Note 2)
--------------------------------------------------------------------------------

               Capital Goods - 0.06%
       1,500   Cincinnati Milacron, Inc.                            $     38,906
       1,400   Foster Wheeler Corp.                                       37,888
         300   Nacco Industries, Inc., Class A                            32,156
       2,800   Navistar International Corp.*                              69,475
                                                                    ------------
                                                                         178,425
                                                                    ------------

               Leisure and Entertainment - 0.04%
       3,700   Brunswick Corp.                                           112,156
                                                                    ------------
               Total Common Stocks                                   292,967,856
               (Cost $203,043,737)                                  ------------


PREFERRED STOCKS - 0.01%


         261   Aetna, Inc., Class C                                       18,662
       2,400   Fresenius National Medical Care, Inc., Class D*               168
                                                                    ------------
               Total Preferred Stocks                                     18,830
               (Cost $17,063)                                       ------------

Par Value
---------

U.S. GOVERNMENT OBLIGATION (A) - 0.11%

$    350,000   U.S. Treasury Bill
               5.13% 11/12/98 (1)                                        334,289
                                                                    ------------
               Total U.S. Government Obligation                          334,289
               (Cost $334,289)                                      ------------

INVESTMENT COMPANY - 1.14%

   3,392,619   State Street Bank Temporary Fund                     $  3,392,619
                                                                    ------------
               Total Investment Company                                3,392,619
               (Cost $3,392,619)                                    ------------


Total Investments - 99.84%                                           296,713,594
(Cost $206,787,708)                                                 ------------

Net Other Assets and Liabilities - 0.16%                                 477,010
                                                                    ------------
Net Assets - 100.00%                                                $297,190,604
                                                                    ============

--------------------------------------------
*   Non income producing security.
(A) Effective yield at time of purchase.
(1) Security has been deposited as initial margin on open futures contracts. At December 31, 1997, the Portfolio's open futures contracts were as follows:

Number of
Contracts   Contract    Expiration  Current Opening       Market Value at
Purchased     Type         Date        Position          December 31, 1997
---------     ----         ----        --------          -----------------
  13        S & P 500     03/98       $3,173,681             $3,182,075


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1997, the aggregate cost of investment securities for tax purposes was $206,935,471. Net unrealized appreciation (depreciation) aggregated $89,778,123, of which $95,217,279 related to appreciated investment securities and $(5,439,156) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1997 were $7,229,351.

OTHER INFORMATION

For the year ended December 31, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $107,219,460 and $19,828,849 of non-governmental issuers, respectively.


                       See Notes to Financial Statements.
---------------------------------------------------------

----------------------------------------------------------------------------
                      INVESTMENT GRADE INCOME FUND
----------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . December 31, 1997
----------------------------------------------------------------------------
                                                  Moody's Ratings   Value
  Par Value                                         (Unaudited)    (Note 2)
----------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 44.88%

              U.S. Treasury Notes - 14.80%
$1,300,000    5.13%, 02/28/98                          Aaa       $ 1,299,188
   750,000    5.13%, 04/30/98                          Aaa           749,297
 2,780,000    5.88%, 03/31/99                          Aaa         2,787,820
    90,000    7.75%, 01/31/00                          Aaa            93,600
13,960,000    5.75%, 08/15/03 (C)                      Aaa        13,973,094
   250,000    6.50%, 08/15/05                          Aaa           260,860
 8,300,000    6.88%, 05/15/06                          Aaa         8,883,598
                                                                ------------
                                                                  28,047,457
                                                                ------------

              Federal National Mortgage Association - 13.20%
   272,454    6.00%, 05/01/01, Pool # 190806 (A)                     270,593
 1,501,675    7.48%, 08/17/03, REMIC (A)               Aaa         1,526,438
   815,504    6.50%, 05/01/08, Pool # 50730 (A)        Aaa           818,685
   595,959    8.50%, 07/01/08, Pool # 10001 (A)        Aaa           622,151
   216,159    8.00%, 04/01/09, Pool # 111253 (A)       Aaa           222,424
   697,717    9.00%, 02/01/10, Pool # 303165 (A)       Aaa           728,130
 1,664,125    6.50%, 09/01/10, Pool # 327824 (A)       Aaa         1,666,704
   253,079    7.00%, 05/01/17, Pool # 68635 (A)        Aaa           256,430
 1,456,268    8.00%, 04/01/22, Pool # 124267 (A)       Aaa         1,517,038
 1,757,024    8.00%, 01/01/23, Pool # 125178 (A)       Aaa         1,830,345
   843,674    8.00%, 04/01/23, Pool # 124834 (A)       Aaa           878,881
    50,001    7.00%, 11/01/23, Pool # 249703 (A)       Aaa            50,587
 2,168,262    7.00%, 11/01/23, Pool # 50930 (A)        Aaa         2,193,696
 3,307,929    6.50%, 01/01/24, Pool # 50965 (A)        Aaa         3,281,102
 2,894,439    7.00%, 02/01/24, Pool # 50993 (A)        Aaa         2,926,683
 1,906,046    7.50%, 10/01/25, Pool # 321152 (A)       Aaa         1,952,001
   274,793    7.50%, 10/01/26, Pool # 359890 (A)       Aaa           281,418
   636,605    7.50%, 12/01/26, Pool # 362034 (A)       Aaa           651,546
   362,332    7.50%, 12/01/26, Pool # 366778 (A)       Aaa           370,835
 2,896,481    7.50%, 01/11/28 (B)                      Aaa         2,962,558
                                                                ------------
                                                                  25,008,245
                                                                ------------

              Federal Home Loan Mortgage Corporation (A) - 6.49%
   310,511    9.50%, 03/01/01, Pool # 200029           Aaa           319,553
   126,750    6.50%, 06/01/04, Pool # 548801           Aaa           124,849
   210,714    6.50%, 08/01/04, Pool # 181863           Aaa           210,886
 1,364,214    7.50%, 01/01/07, Pool # E00071           Aaa         1,400,884
   329,856    8.00%, 04/01/07, Pool # 170014           Aaa           341,427
   349,556    8.00%, 09/01/08, Pool # 530125           Aaa           360,154
   145,499    8.00%, 06/01/09, Pool # 184989           Aaa           150,283
   215,159    8.00%, 04/01/09, Pool # 534627           Aaa           219,817
   295,254    8.00%, 08/01/09, Pool # 546108           Aaa           304,962
 3,372,060    7.00%, 08/01/10, Pool # E20187           Aaa         3,425,406
    32,213    7.00%, 09/01/11, Pool # E65257           Aaa            32,719
   463,357    7.00%, 11/01/11, Pool # E65777           Aaa           470,632
 1,135,414    7.00%, 12/01/11, Pool # E20276           Aaa         1,153,240
 1,292,943    7.90%, 07/01/16, Pool # W30001           Aaa         1,419,409
   511,099    8.75%, 05/01/17, Pool # A00870           Aaa           545,250
   405,758    7.50%, 10/01/18, Pool # 304313           Aaa           413,650
   633,347    9.50%, 08/01/19, Pool # 555229           Aaa           676,503
    19,331    9.50%, 08/01/20, Pool # A00742           Aaa            21,032
   237,422    10.00%, 12/01/20, Pool # D06613          Aaa           259,706
    24,496    10.00%, 10/01/20, Pool # D13442          Aaa            26,821
   380,647    9.50%, 02/01/21, Pool # D06612           Aaa           413,725
                                                                ------------
                                                                  12,290,908
                                                                ------------
              U.S. Treasury Bonds - 5.88%
 4,565,000    7.25%, 05/15/16 (D)                      Aaa         5,196,969
 1,500,000    7.50%, 11/15/16                          Aaa         1,749,840
   650,000    7.63%, 11/15/22                          Aaa           782,438
 3,000,000    7.13%, 02/15/23                          Aaa         3,422,814
                                                                ------------
                                                                  11,152,061
                                                                ------------


              Government National Mortgage Association - 4.51%
 1,313,402    9.50%, 02/15/06, Pool # 780238           Aaa         1,383,406
   282,557    6.50%, 09/15/08, Pool # 357124 (A)       Aaa           284,244
   130,748    9.00%, 08/15/16, Pool # 165233 (A)       Aaa           142,904
   221,339    9.00%, 08/15/16, Pool # 173341 (A)       Aaa           241,917
   246,699    8.00%, 08/15/22, Pool # 323199 (A)       Aaa           257,263
   981,785    7.00%, 06/15/23, Pool # 349678 (A)       Aaa           992,673
 3,521,363    6.50%, 01/15/24, Pool # 370999           Aaa         3,492,559
   381,824    8.00%, 09/15/26, Pool # 421495           Aaa           396,104
   146,364    8.00%, 09/15/26, Pool # 431341           Aaa           151,838
 1,169,875    8.00%, 09/15/26, Pool # 436476           Aaa         1,213,629
                                                                ------------
                                                                   8,556,537
                                                                ------------
                  Total U.S. Government
                  and Agency Obligations                          85,055,208
                   (Cost $82,898,057)                           ------------


  CORPORATE NOTES AND BONDS - 35.43%

              Finance - 12.11%
 1,750,000    AT&T Capital Corp., Series 4, MTN
              6.26%, 02/18/99                          Baa         1,748,362
 1,450,000    BCH Cayman Islands
              Yankee Subordinated Note, Guaranteed
              6.50%, 02/15/06                            A         1,432,841
   500,000    Coles Myer Finance USA, Ltd., Series A,
              MTN 5.45%, 07/16/98                        A           498,941
 1,000,000    Compass Trust I
              8.23%, 01/15/27                           NR         1,085,812
 1,500,000    Conseco Financing Trust III
              8.80%, 04/01/27                           Ba         1,684,019
 2,075,000    First Empire Capital Trust I
              Bond, Series A, Guaranteed
              8.23%, 02/01/27                            A         2,246,181
 1,300,000    Ford Motor Credit Co.
              6.25%, 12/08/05                            A         1,283,017
 1,787,000    General Motors Acceptance Corp.
              7.00%, 03/01/00                            A         1,819,273

                      See Notes to Financial Statements.
F-16                  -----------------------------------------------------

---------------------------------------------------------------------------
                         INVESTMENT GRADE INCOME FUND
---------------------------------------------------------------------------

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
---------------------------------------------------------------------------
                                                  Moody's Ratings   Value
  Par Value                                         (Unaudited)    (Note 2)
---------------------------------------------------------------------------
              Finance (Continued)
$1,750,000    Homeside Lending, Inc., MTN
              6.88%, 05/15/00                            Baa   $ 1,774,946
 1,750,000    MBNA Corp., MTN
              6.96%, 09/12/02                            Baa     1,752,188
 1,970,000    Merita Bank, Ltd.
              Yankee Subordinated Note
              6.50%, 01/15/06                              A     1,953,005
 2,000,000    Star Banc Corp., Series A, MTN
              6.97%, 05/01/00                             NR     2,032,914
 1,700,000    The Money Store, Inc.
              8.05%, 04/15/02                             Ba     1,759,675
 1,770,000    Santander Financial Issuances, Ltd.
              Yankee Subordinated Note, Guaranteed
              7.75%, 05/15/05                              A     1,876,411
                                                              ------------
                                                                22,947,585
                                                              ------------

              Communications - 4.24%
 1,000,000    GTE Corp.
              8.85%, 03/01/98                            Baa     1,004,018
   500,000    GTE Corp.
              8.75%, 11/01/21                            NR        606,229
 1,500,000    LCI International, Inc., Senior Note
              7.25%, 06/15/07                            Baa     1,552,335
 2,550,000    TCI Communications, Inc., Senior Debenture
              7.88%, 02/15/26                            Baa     2,736,520
 2,000,000    WorldCom, Inc., Note
              7.75%, 04/01/07                            Baa     2,142,418
                                                              ------------
                                                                 8,041,520
                                                              ------------

              Utilities - 3.42%
 2,195,000    Connecticut Light & Power Co.
              First Mortgage, Series 94D
              7.88%, 10/01/24                            Ba      2,265,773
 1,000,000    Empresa Electrica Pehuenche SA
              Yankee Note
              7.30%, 05/01/03                            NR      1,027,690
 1,250,000    Philadelphia Electric Co.
              First Mortgage, Series 1992
              7.50%, 01/15/99                            Baa     1,267,624
 1,100,000    Sithe/Independence Funding Corp.
              Guaranteed, Series A
              9.00%, 12/30/13                            Baa     1,316,832
   580,000    Texas Utilities Electric Co.
              7.38%, 10/01/25                            Baa       593,798
                                                              ------------
                                                                 6,471,717
                                                              ------------

              Securities Brokers and Dealers - 3.29%
 2,045,000    Donaldson Lufkin & Jenrette, Inc.
              Senior Note
              6.88%, 11/01/05                            Baa     2,073,168
 1,500,000    Legg Mason, Inc., Senior Note
              6.50%, 02/15/06                            Baa     1,482,824
 1,500,000    Paine Webber Group, Inc., Debenture
              9.25%, 12/15/01                            Baa     1,643,312
 1,000,000    Salomon, Inc., Senior Note
              7.25%, 05/01/01                            A       1,029,521
                                                              ------------
                                                                 6,228,825
                                                              ------------
              Oil, Gas, and Petroleum - 2.68%
 1,000,000    Parker & Parsley Petroleum Co.
              Senior Note
              8.88%, 04/15/05                            Baa     1,131,128
   700,000    Southwest Gas Corp.
              Debenture, Series F
              9.75%, 06/15/02                            Baa       789,590
 1,500,000    Tennessee Gas Pipeline Co.
              7.50%, 04/01/17                            Baa     1,606,230
 1,500,000    Valero Energy Corp., MTN
              7.50%, 05/31/01                            Baa     1,544,399
                                                              ------------
                                                                 5,071,347
                                                              ------------
              Industry - 2.64%
   600,000    Chesapeake Corp.
              7.20%, 03/15/05                            Baa       619,326
   900,000    Donohue Forest Products, Inc.
              Senior Note
              7.63%, 05/15/07                            Baa       941,462
 1,350,000    Georgia Gulf Corp.
              7.63%, 11/15/05                            Ba      1,356,425
 2,000,000    News America Holdings, Inc.
              7.38%, 10/17/08                            Baa     2,079,144
                                                              ------------
                                                                 4,996,357
                                                              ------------
              Transportation - 2.42%
 1,300,000    AMR Corp.
              9.50%, 05/15/01                            Baa     1,424,985
   900,000    Consolidated Freightways, Inc.
              9.13%, 08/15/99                            Baa       935,456
 2,003,000    United Air Lines, Inc.
              9.00%, 12/15/03                            Baa     2,229,712
                                                              ------------
                                                                 4,590,153
                                                              ------------
              Book Publishing - 1.20%
   750,000    Time Warner, Inc., Debenture
              9.15%, 02/01/23                            Ba        921,927
 1,230,000    Time Warner, Inc., Debenture
              8.05%, 01/15/16                            Ba      1,344,118
                                                              ------------
                                                                 2,266,045
                                                              ------------
              Electronics - 0.91%
 1,700,000    Clear Channel Communications, Inc.
              7.25%, 10/15/27                            Baa     1,728,832
                                                              ------------

              Processed Foods - 0.86%
 1,500,000    Ralston Purina Co.
              7.75%, 10/01/15                            Baa     1,637,886
                                                              ------------
                      See Notes to Financial Statements.
-------------------------------------------------------                 F-17

--------------------------------------------------------------------------------
                      INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
--------------------------------------------------------------------------------
                                                 Moody's Ratings        Value
  Par Value                                         (Unaudited)       (Note 2)
--------------------------------------------------------------------------------
              Manufacturing - 0.80%
$ 1,500,000   Black & Decker Corp.
              6.63%, 11/15/00                             Baa      $  1,513,682
                                                                   ------------
              Engineering and Construction - 0.46%
    850,000   Pulte Corp., Senior Note
              7.00%, 12/15/03                             Baa           865,666
                                                                   ------------
              Consumer Products - 0.40%
    675,000   Time Warner Entertainment Co., LP
              Senior Debenture
              8.38%, 03/15/23                             Baa           770,043
                                                                   ------------
              Total Corporate Notes and Bonds                        67,129,658
              (Cost $64,364,875)                                   ------------

ASSET-BACKED SECURITIES (A) - 16.45%

  2,350,000   BankBoston RV Asset Backed Trust
              1997-1, Series A8
              6.54%, 02/15/09                              NR         2,374,628
  2,000,000   Barnett Auto Trust, 1997-A, A3
              6.03%, 11/15/01                              NR         1,998,400
  1,763,933   Bear Stearns Mortgage Securities, Inc.
              1995-1, Series 1A, CMO
              6.57%, 05/25/10                             Aaa         1,753,914
  1,250,000   Bear Stearns Mortgage Securities, Inc.
              1996-3, Series A10, CMO
              7.75%, 06/25/27                             Aaa         1,282,820
    750,000   Carco Auto Loan Master Trust, 1997-1,
              Series A 6.69%, 08/15/04                    Aaa           757,680
     62,253   Contimortgage Home Equity Loan Trust
              1994-3, Series A1
              7.63%, 05/15/09                             Aaa            62,232
  1,750,000   CS First Boston Mortgage Securities Co.
              1996-1, Series A2
              6.70%, 03/15/27                             Aaa         1,766,765
  1,560,000   CWMBS, Inc., 1996-A10, Series A3, CMO
              7.50%, 11/25/11                              NR         1,580,893
  1,691,594   Financial Asset Securitization, Inc.
              1997-NAMC, Series FXA2, CMO
              7.75%, 05/25/27                              NR         1,741,722
  1,599,526   First Plus Home Loan Owner Trust
              1996-2, Series A5
              7.47%, 02/20/11                              NR         1,640,426
  1,435,774   General Motors Acceptance Corp.
              1996-C1, Series A2A, CMO
              6.79%, 10/15/03                             Aaa         1,446,011
    500,000   Green Tree Financial Corp., 1992-1,
              Series A3 6.70%, 10/15/17                    NR           504,005
  1,700,000   Green Tree Financial Corp., 1994-1,
              Series A3 6.90%, 04/15/19                    Aa         1,725,109
    329,565   Green Tree Financial Corp., 1994-2,
              Series A2 7.35%, 05/15/19                    Aa           331,945
    572,177   Green Tree Financial Corp., 1994-8,
              Series A3 8.25%, 04/15/20                    Aa           579,684
  1,307,952   Green Tree Recreation
              Equipment & Consumer Trust
              6.55%, 07/15/28                              NR         1,316,535
    499,989   Green Tree Recreation
              Equipment & Consumer Trust
              1997-B, Series A1
              5.55%, 02/15/18                              NR           495,024
    281,163   NationsBank Auto Grantor Trust,
              1995-A, Series B
              6.00%, 06/15/02                              NR           281,118
  1,950,000   Olympic Automobile Receivables Trust
              Series 1996-A, Class A-4
              5.85%, 07/15/01                              NR         1,944,950
  1,000,000   PSB Lending Home Loan Owner Trust
              1997-3, Series A2
              6.57%, 02/20/13                              NR         1,000,156
  1,750,000   Resolution Trust Corp.
              1995-C1, Series A4C, CMO
              6.85%, 02/25/27                             Aaa         1,752,734
    446,443   United Air Lines, Inc., Series 91B1
              9.30%, 03/22/08                             Baa           449,617
    775,000   Vendee Mortgage Trust, 1997-1
              Series 2B, CMO
              7.50%, 09/15/01                              NR           787,701
     73,450   Western Financial Grantor Trust
              1994-2, Series A2
              6.38%, 09/01/99                             Aaa            73,594
    272,541   Western Financial Grantor Trust
              1995-2, Series A2
              7.10%, 07/01/00                             Aaa           274,324
  1,750,000   WFS Financial Owner Trust, 1996-D, A3
              6.05%, 07/20/01                              NR         1,743,858
  1,500,000   WFS Financial Owner Trust, 1997-A, A3
              6.50%, 09/20/01                              NR         1,510,215
                                                                   ------------
              Total Asset-Backed Securities                          31,176,060
                 (Cost $30,954,335)                                ------------

  Shares
----------
INVESTMENT COMPANY - 3.58%

  6,784,434   State Street Bank Temporary Fund             NR         6,784,434
                                                                   ------------
              Total Investment Company                                6,784,434
              (Cost $6,784,434)                                    ------------

Total Investments - 100.34%                                         190,145,360
 (Cost $185,001,701)                                               ------------

Net Other Assets and Liabilities - (0.34)%                             (642,700)
                                                                   ------------
Net Assets - 100.00%                                               $189,502,660
                                                                   ============
--------------------------------------------
(A)    Pass Through Certificates
(B)    Forward Commitment
(C)    Collateral on Forward Commitment Par Value of $2,900,000.
(D)    Collateral on Forward Commitment Par Value of $2,910,000.
CMO    Collateralized Mortgage Obligations
MTN    Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit


                      See Notes to Financial Statements.
                      -----------------------------------------------------

--------------------------------------------------------------------------------
                         INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1997, the aggregate cost of investment securities for tax purposes was $185,003,385. Net unrealized appreciation (depreciation) aggregated $5,141,975, of which $5,425,252 related to appreciated investment securities and $(283,277) related to depreciated investment securities.

As of December 31, 1997, the Portfolio had a capital loss carryforward of $1,388,318 which expires in 2002. During 1997, the Portfolio utilized $127,477 of its capital loss carryforward.

For the year ended December 31, 1997, the Portfolio has elected to defer $24,327 of capital losses attributable to Post-October Losses.

OTHER INFORMATION

For the year ended December 31, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $44,556,821 and $27,872,619 of non-governmental issuers, respectively, and $63,673,269 and $52,411,959 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

          Moody's Ratings (Unaudited)

       Aaa              49.55%
       Aa                1.39
       A                 6.38
       Baa              21.75
       Ba                4.91
       NR (Not Rated)   16.02
                      --------
                       100.00%
                      ========

                       See Notes to Financial Statements.
--------------------------------------------------------                  F-19

--------------------------------------------------------------------------------
                             GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

                  PORTFOLIO OF INVESTMENTS . December 31, 1997
--------------------------------------------------------------------------------

                                                                       Value
 Par Value                                                            (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 89.15%

                 U.S. Treasury Notes - 43.23%
$ 1,000,000      6.38%, 01/15/99                                   $   1,007,187
  3,050,000      5.88%, 03/31/99                                       3,058,580
  1,200,000      6.88%, 08/31/99                                       1,222,500
  3,450,000      7.13%, 02/29/00                                       3,550,267
  3,050,000      6.25%, 10/31/01                                       3,103,375
  5,525,000      5.75%, 08/15/03                                       5,530,182
  6,100,000      6.88%, 05/15/06                                       6,528,909
                                                                  --------------
                                                                      24,001,000
                                                                  --------------

                 Federal National Mortgage Association - 24.88%
  1,175,000      6.16%, 03/29/01, MTN                                  1,183,952
    750,000      6.45%, 04/23/01, MTN                                    762,112
  1,000,000      6.20%, 07/10/03, Note                                   989,803
    904,624      7.48%, 08/17/03, CMO, (A)                               919,541
  1,300,000      5.80%, 12/10/03, Note                                 1,286,900
  1,368,063      7.50%, 03/01/07, Pool # 50545 (A)                     1,403,797
  1,223,256      6.50%, 05/01/08, Pool # 50730, (A)                    1,228,027
  1,300,000      8.40%, 02/25/09, Class A3
                 Series 1996-W2, CMO, (A)                              1,374,344
    129,695      8.00%, 04/01/09, Pool # 111253, (A)                     133,454
  1,436,495      7.50%, 12/01/09, Pool # 356808, (A)                   1,474,303
    765,029      6.40%, 11/25/10, Class A2,
                 Series 1995-T2, REMIC (A)                               765,166
     93,439      7.00%, 05/01/17, Pool # 68635, (A)                       94,676
    894,858      8.00%, 09/01/21, Pool # 70941(A)                        933,569
  1,250,000      7.00%, 06/25/26, Class A3
                 Series 1996-M6, CMO, (A)                              1,261,600
                                                                  --------------
                                                                      13,811,244
                                                                  --------------

                 Federal Home Loan Mortgage Corporation - 9.33%
    323,766      9.50%, 03/01/01, Pool # 200029, (A)                     333,194
  1,000,000      5.99%, 03/06/01, Bond                                   993,146
     90,415      6.50%, 06/01/04, Pool # 548801, (A)                      89,059
    183,901      6.50%, 08/01/04, Pool # 181863, (A)                     184,052
    521,629      7.50%, 02/01/07, Pool # E00075, (A)                     535,650
    349,556      8.00%, 09/01/08, Pool # 530125, (A)                     360,154
    244,213      8.00%, 04/01/09, Pool # 534627, (A)                     249,500
     90,944      8.00%, 06/01/09, Pool # 184989, (A)                      93,934
    295,254      8.00%, 08/01/09, Pool # 546108, (A)                     304,962
    156,549      8.00%, 09/01/09, Pool # 273699, (A)                     159,938
    340,248      7.90%, 07/01/16, Pool # W30001, (A)                     373,529
    321,193      8.00%, 06/01/19, Pool # 544250, (A)                     333,890
    283,622      10.00%, 03/01/21, Pool # A00969, (A)                    310,532
    864,131      6.50%, 06/01/23, Pool # N300118, (A)                    858,307
                                                                  --------------
                                                                       5,179,847
                                                                  --------------

                 Government National Mortgage Association (A)- 6.12%
    391,345      9.50%, 02/15/06, Pool # 780238                          412,204
    101,984      8.00%, 12/15/06, Pool # 014758                          106,998
     94,351      6.50%, 06/15/09, Pool # 376548                           94,901
  2,002,192      7.00%, 06/15/09, Pool # 374332                        2,041,516
    728,410      7.00%, 06/15/12, Pool # 411797                          742,308
                                                                  --------------
                                                                       3,397,927
                                                                  --------------

                 U.S. Treasury Bond - 2.58%
  1,100,000      10.75%, 08/15/05                                  $   1,431,032
                                                                  --------------

                 U.S. Government Backed Bond - 1.99%
  1,100,000      Tennessee Valley Authority, Series D
                 6.00%, 11/01/00                                       1,105,823
                                                                  --------------

                 Federal Home Loan Bank - 1.02%
    550,000      6.55%, 03/07/05, Note, Series FX05                      566,949
                                                                  --------------

                 Total U.S. Government
                 and Agency Obligations                               49,493,822
                 (Cost $48,831,327)                               --------------

ASSET-BACKED SECURITIES (A) - 8.67%

    143,087      Advanta Mortgage Loan Trust, Class A2,
                 Series 1995-2
                 6.60%, 02/25/10                                         142,792
  1,550,000      Chase Credit Card Master Trust, 1997-2,
                 Series A
                 6.30%, 06/01/12                                       1,561,877
  1,175,000      CS First Boston Mortgage Securities Corp.,
                 1996-1, Series A2
                 6.70%, 03/15/27                                       1,186,257
    427,977      Green Tree Financial Corp.
                 Class A3, Series 1994-7
                 8.00%, 03/15/20                                         432,445
     79,998      Green Tree Recreation Equipment & Consumer
                 Trust Class A1, Series 1996-A
                 5.55%, 02/15/18                                          79,204
  1,400,000      Premier Auto Trust, 1996-4, Series A4
                 6.40%, 10/06/01                                       1,407,756
                                                                  --------------
                 Total Asset-Backed Securities                         4,810,331
                 (Cost $4,826,937)                                --------------

  Shares
  ------

INVESTMENT COMPANY - 1.46%

    811,059      State Street Bank Temporary Fund                        811,059
                                                                  --------------
                 Total Investment Comany                                 811,059
                 (Cost $811,059)                                  --------------

Total Investments - 99.28%                                            55,115,212
(Cost $54,469,323)                                                --------------

Net Other Assets and Liabilities - 0.72%                                 398,263
                                                                  --------------
Net Assets - 100.00%                                               $  55,513,475
                                                                  ==============

----------------------------------
(A)    Pass Through Certificates
CMO    Collateralized Mortgage Obligations
MTN    Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                             GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1997, the aggregate cost of investment securities for tax purposes was $54,525,766. Net unrealized appreciation (depreciation) aggregated $589,446 of which $678,735 related to appreciated investment securities and $(89,289) related to depreciated investment securities.

As of December 31, 1997, the Portfolio had capital loss carryforwards which expire as follows: $1,544,794 in 2002; $515,322 in 2003; $461,593 in 2004; and
$64,602 in 2005.

For the year ended December 31, 1997, the Portfolio has elected to defer $8,746 of capital losses attributable to Post-October Losses.

OTHER INFORMATION

For the year ended December 31, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $2,969,800 and $1,893,591, of non-governmental issuers, respectively and $34,127,112 and $26,769,998 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

       Moody's Ratings (Unaudited)

       Aaa               82.67%
       NR (Not Rated)    17.33
                       --------
                        100.00%
                       ========



                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------

                 PORTFOLIO OF INVESTMENTS . December 31, 1997
--------------------------------------------------------------------------------

                                                                       Value
  Par Value                                                           (Note 2)
--------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS - 28.44%

                    Securities Brokers and Dealers - 11.09%
$ 1,000,000         Bear Stearns Cos., Inc., Series B, MTN
                    6.13%, 02/17/98*                              $    1,000,240
  2,500,000         Bear Stearns Cos., Inc., Series B, MTN
                    6.44%, 02/23/98*                                   2,501,469
  5,000,000         Bear Stearns Cos., Inc., Series B, MTN
                    5.74%, 08/25/98*                                   5,000,000
  3,500,000         Goldman Sachs Group, LP, Series E, MTN
                    6.26%, 05/29/98*                                   3,503,438
  1,915,000         Lehman Brothers Holdings, Inc., Series E, MTN
                    6.73%, 02/27/98                                    1,917,269
  1,504,000         Lehman Brothers Holdings, Inc., Senior Note
                    6.38%, 06/01/98                                    1,506,333
  2,000,000         Merrill Lynch & Co., Inc., Series B, MTN
                    6.21%, 05/19/98*                                   2,001,975
  5,000,000         Paine Webber Group, Inc., Series C, Senior MTN
                    6.06%, 09/16/98*                                   5,000,000
  5,500,000         Paine Webber Group, Inc., Series C, MTN
                    5.93%, 11/04/98*                                   5,500,000
    975,000         Shearson Lehman Brothers Holdings, Inc.,
                    Series D, MTN
                    6.25%, 06/29/98                                      975,716
                                                                  --------------
                                                                      28,906,440
                                                                  --------------

                    Finance - 10.94%
  3,165,000         Abbey National Treasury Services Plc
                    6.50%, 12/21/98                                    3,178,625
    697,000         Asset Backed Capital Finance, Inc., MTN
                    5.93%, 05/08/98                                      682,419
  2,000,000         Asset-Backed Capital, Ltd., MTN
                    5.76%, 09/23/98*                                   2,000,000
  2,500,000         Avco Financial Service
                    5.90%, 11/17/98*                                   2,500,000
  5,750,000         General Electric Capital Corp., Series A, MTN
                    5.36%, 01/20/98                                    5,748,170
  1,400,000         General Motors Acceptance Corp., MTN
                    7.30%, 02/02/98                                    1,401,603
  4,000,000         General Motors Acceptance Corp., MTN
                    5.87%, 09/21/98*                                   3,998,027
  3,000,000         Green Tree Lease Finance, LLC, 1997-1, Series A1
                    5.91%, 01/20/99                                    3,000,000
  6,000,000         New England Education Loan Marketing Corp., MTN
                    6.14%, 09/18/98*                                   6,008,001
                                                                  --------------
                                                                      28,516,845
                                                                  --------------

                    Commercial Banks - 3.37%
  3,800,000         Bank of Boston, Senior MTN
                    5.82%, 04/22/98*                                   3,800,746
  2,500,000         First USA Bank, MTN
                    5.98%, 04/28/98*                                   2,501,049
  1,500,000         Morgan (J.P.) & Co., Inc., Subordinated Note
                    5.48%, 04/01/98                                    1,479,444
  1,000,000         Norwest Corp., Series G, Senior MTN
                    6.00%, 10/13/98                                    1,000,558
                                                                  --------------
                                                                       8,781,797
                                                                  --------------

                    Communication - 1.21%
  3,100,000         Nippon Telegraph and Telephone Corp.
                    9.50%, 07/27/98                                    3,160,563
                                                                  --------------

                    Retail - 0.98%
  1,000,000         Albertson's, Inc., Series A, MTN
                    5.71%, 03/23/98                                      999,815
  1,525,000         Sears Roebuck & Co.
                    9.25%, 04/15/98                                    1,537,203
                                                                  --------------
                                                                       2,537,018
                                                                  --------------

                    Utilities - 0.85%
  1,000,000         Virginia Electric & Power Co., Series A
                    9.38%, 06/01/98                                    1,012,177
  1,200,000         Virginia Electric & Power Co., Series E, MTN
                    6.35%, 06/08/98                                    1,202,402
                                                                  --------------
                                                                       2,214,579
                                                                  --------------
                    Total Corporate Notes and Bonds                   74,117,242
                    (Cost $74,117,242)                            --------------

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------

             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
--------------------------------------------------------------------------------

                                                                     Value
Par Value                                                           (Note 2)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 9.86%

              Federal National Mortgage Association - 4.18%
$ 5,000,000   5.44%, 02/04/98                                    $    4,974,311
  4,000,000   5.43%, 03/30/98                                         3,946,955
  1,000,000   5.55%, 05/07/98                                           980,575
  1,000,000   5.38%, 06/10/98                                           998,774
                                                                 --------------
                                                                     10,900,615
                                                                 --------------

              Federal Farm Credit Bank - 3.08%
  3,210,000   5.44%, 06/01/98                                         3,136,755
  3,026,000   5.34%, 06/25/98                                         2,947,450
  2,000,000   5.50%, 08/12/98                                         1,931,860
                                                                 --------------
                                                                      8,016,065
                                                                 --------------

              Federal Home Loan Mortgage Corp. - 1.61%
  1,930,000   5.24%, 01/30/98                                         1,921,852
  2,300,000   5.47%, 02/06/98                                         2,287,419
                                                                 --------------
                                                                      4,209,271
                                                                 --------------

              Federal Home Loan Bank - 0.99%
  2,000,000   5.40%, 02/11/98                                         1,987,700
    595,000   5.45%, 05/28/98                                           581,759
                                                                 --------------
                                                                      2,569,459
                                                                 --------------

              Total U.S. Government
              and Agency Obligations                                 25,695,410
              (Cost $25,695,410)                                 --------------

COMMERCIAL PAPER (A) - 35.00%

              Finance - 23.19%
  4,368,000   Bil North America
              5.60%, 01/09/98                                         4,362,564
  3,650,000   Budget Funding Corp.
              5.85%, 01/30/98                                         3,632,799
  4,000,000   Centre Square Funding Corp.
              5.67%, 01/20/98                                         3,988,030
    255,000   Ford Capital BV
              9.13%, 05/01/98                                           257,186
  4,000,000   General Electric Capital Corp.
              5.53%, 01/20/98                                         3,988,326
  1,000,000   General Electric Capital Corp.
              7.25%, 03/03/98                                         1,001,927
  9,100,000   Grand Metropolitan Capital Corp.
              5.54%, 01/07/98                                         9,091,598
  4,000,000   Jefferson Smurfit Finance Corp., Series B
              5.75%, 02/18/98                                         3,969,333
  5,000,000   Lexington Parker Capital Corp.
              5.93%, 01/21/98                                         4,983,528
    293,000   Lexington-Parker Capital Corp, LLC
              5.95%, 04/03/98                                           288,545
  2,500,000   National Rural Utilities Cooperative Finance Corp.
              5.55%, 02/13/98                                         2,483,427
  6,878,000   Pegasus Two, Ltd.
              5.86%, 03/18/98                                         6,792,912
  6,000,000   Sanyo Electric Finance Co.
              6.60%, 02/12/98                                         5,953,800
  1,500,000   Toshiba Capital Asia Corp.
              5.61%, 03/05/98                                         1,485,274
  1,096,000   Toshiba International Finance
              6.00%, 01/28/98                                         1,091,068
  1,084,000   Toshiba International Finance
              6.00%, 02/02/98                                         1,078,219
  6,000,000   Westpac Capital Corp.
              5.70%, 01/27/98                                         5,975,658
                                                                 --------------
                                                                     60,424,194
                                                                 --------------

                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------

             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
--------------------------------------------------------------------------------

                                                                        Value
  Par Value                                                            (Note 2)
--------------------------------------------------------------------------------
                 Consumer Goods - 3.25%
$  2,500,000     PepsiCo, Inc.
                 6.13%, 01/15/98                                 $     2,500,340
   6,000,000     Stanley Works
                 5.58%, 02/04/98                                       5,968,380
                                                                 ---------------
                                                                       8,468,720
                                                                 ---------------

                 Industry - 3.18%
     350,000     Archer-Daniels-Midland Co.
                 6.20%, 01/22/98                                         348,775
   8,000,000     China International Marine Containers
                 Group, Ltd. 5.59%, 02/13/98                           7,946,298
                                                                 ---------------
                                                                       8,295,073
                                                                 ---------------

                 Rubber Fabricating - 2.67%
   7,000,000     Bridgestone/Firestone, Inc.
                 7.35%, 01/27/98                                       6,962,842
                                                                 ---------------

                 Energy - 1.94%
   5,160,000     Songs Fuel Co.
                 5.62%, 05/19/98                                       5,048,836
                                                                 ---------------

                 Utilities - 0.39%
   1,012,000     Idaho Power Co.
                 6.05%, 01/23/98                                       1,008,258
                                                                 ---------------

                 Commercial Bank - 0.38%
   1,000,000     First Union Corp.
                 6.75%, 01/15/98                                       1,000,313
                                                                 ---------------

                 Total Commercial Paper                               91,208,236
                 (Cost $91,208,236)                              ---------------

CERTIFICATES OF DEPOSIT - 15.54%

   2,500,000     Bankers Trust Co.
                 5.92%, 07/17/98                                       2,499,615
   5,000,000     Barclays Bank Plc
                 5.75%, 12/16/98                                       4,998,588
   5,000,000     Barclays Bank Plc
                 5.73%, 04/16/98                                       4,999,792
   5,000,000     Corestates Bank of North America
                 5.81%, 09/08/98                                       5,000,000
   3,000,000     Deutsche Bank AG
                 5.95%, 10/26/98                                       2,998,836
   7,000,000     Sanwa Bank, Ltd., New York
                 6.55%, 06/24/98                                       7,000,324
  10,000,000     Skandinaviska Enskilda Banken
                 5.88%, 06/03/98                                      10,000,000
   3,000,000     Societe Generale
                 5.97%, 09/15/98                                       3,000,202
                                                                 ---------------
                 Total Certificates of Deposit                        40,497,357
                 (Cost $40,497,357)                              ---------------

REPURCHASE AGREEMENTS - 9.94%

   8,000,000     First Union Repurchase Agreement
                 5.88%, 1/2/98, Dated 12/03/97
                 Repurchase Price $8,039,200
                 (Collateralized by Heller Financial 6.39%,
                 Due 5/25/05; Total Par $8,390,000;
                 Market Value $8,494,928)                              8,000,000

  17,900,000     First Union Repurchase Agreement
                 7.50%, 1/2/98, Dated 12/31/97
                 Repurchase Price $17,907,458 (Collateralized
                 by Green Tree Lease Finance 5.91%, due
                 1/20/99; Total Par $14,500,000 and Green Tree
                 Lease Finance 6.20%, due 9/20/05; Total Par
                 $3,860,000; Total Market Value of $19,253,880)       17,900,000
                                                                 ---------------
                 Total Repurchase Agreements                          25,900,000
                 (Cost $25,900,000)                              ---------------

    Shares
    ------

INVESTMENT COMPANY - 0.47%

   1,236,333     State Street Bank Temporary Fund                      1,236,333
                                                                 ---------------
Total Investment Company                                               1,236,333
(Cost $1,236,333)                                                ---------------

Total Investments - 99.25%                                           258,654,578
(Cost $258,654,578)                                              ---------------

Net Other Assets and Liabilities - 0.75%                               1,964,929
                                                                 ---------------
Net Assets - 100.00%                                             $   260,619,507
                                                                 ===============

------------------------------
*   Variable rate security. The rate shown reflects rate currently in effect.
(A) Effective yield at time of purchase.
(B) Zero Coupon Bond. Rate shown reflects effective yield to maturity.
MTN Medium Term Note

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1997, the aggregate cost of investment securities for tax purposes was $258,654,578.

As of December 31, 1997, the Portfolio had capital loss carryforwards which expire as follows: $347 in 2002; $144 in 2003; $35,977 in 2004; and $8,154 in
2005.

For the year ended December 31, 1997, the Portfolio has elected to defer $321 of capital losses attributable to Post-October Losses.

OTHER INFORMATION

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

            Moody's Ratings (Unaudited)

            Aaa              89.50%
            NR (Not Rated)   10.50
                           --------
                            100.00%
                           ========






                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

           STATEMENTS OF ASSETS AND LIABILITIES . December 31, 1997
================================================================================


                                                            Select           Select                              Equity
                                                          Aggressive      International         Growth           Index
                                                         Growth Fund       Equity Fund           Fund             Fund
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments (Note 2):
       Investments at cost............................  $  475,614,635     $ 363,178,910    $  610,340,287    $ 206,787,708
       Repurchase agreements at cost..................              --                --                --               --
       Net unrealized appreciation (depreciation).....     127,325,268        31,272,139       127,411,285       89,925,886
                                                         -------------     -------------     -------------    -------------
         Total investments at value...................     602,939,903       394,451,049       737,751,572      296,713,594
    Cash..............................................          92,502                --           113,541              819
    Foreign currency
       (Cost $106,252 and $1,892,070 respectively)
       (Notes 2 and 7)................................              --         1,625,229                --               --
    Short-term investments held as collateral
        for securities loaned (Note 2)................      43,514,100                --                --               --
    Receivable for investments sold...................       3,087,825                --           391,427               --
    Receivable for shares sold........................         630,419           108,725             3,095          179,604
    Receivable for variation margin...................              --                --                --            8,394
    Interest and dividend receivables.................         209,728           531,794         1,626,259          413,410
    Deferred organizational expense (Note 2)..........              --                --                --               --
    Dividend tax reclaim receivables..................              --           347,663                --               --
    Net unrealized appreciation on
       forward currency contracts (Notes 2 and 8).....              --         1,418,782                --               --
                                                         -------------     -------------     -------------    -------------
         Total Assets.................................     650,474,477       398,483,242       739,885,894      297,315,821
                                                         -------------     -------------     -------------    -------------
LIABILITIES:
    Payable for investments purchased.................       2,301,571                --        10,660,234               --
    Payable for shares repurchased....................              --           107,907           178,553               --
    Payable to Custodian..............................              --               337                --               --
    Collateral for Securities loaned..................      43,514,100                --                --               --
    Advisory fee payable (Note 3).....................         443,554           301,534           276,936           74,267
    Accrued expenses and other payables...............          92,091           158,149            91,349           50,950
                                                         -------------     -------------     -------------    -------------
         Total Liabilities............................      46,351,316           567,927        11,207,072          125,217
                                                         -------------     -------------     -------------    -------------
NET ASSETS............................................   $ 604,123,161     $ 397,915,315     $ 728,678,822    $ 297,190,604
                                                         =============     =============     =============    =============
NET ASSETS consist of
    Paid-in capital (Note 6)..........................   $ 478,722,159     $ 366,994,058     $ 593,966,796    $ 206,731,567
    Undistributed (distribution in excess of)
       net investment income..........................              --         2,055,754           135,198           94,775
    Accumulated (distribution in excess of)
       net realized gain (loss) on investments
       sold, foreign currency transactions
       and futures contracts..........................      (1,924,266)       (3,563,727)        7,165,543          429,982
    Net unrealized appreciation of investments,
       assets and liabilities in foreign
       currency and futures contracts.................     127,325,268        32,429,230       127,411,285       89,934,280
                                                         -------------     -------------     -------------    -------------
TOTAL NET ASSETS......................................   $ 604,123,161     $ 397,915,315     $ 728,678,822    $ 297,190,604
                                                         =============     =============     =============    =============
Shares of beneficial interest outstanding
    (unlimited authorization, no par value)...........     271,561,208       296,715,707       301,559,983      107,949,028

NET ASSET VALUE,
    Offering and redemption price per share
    (Net Assets/Shares Outstanding)...................   $       2.225     $       1.341     $       2.416    $       2.753
                                                         =============     =============     =============    =============

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                      Investment Grade     Government           Money
                                                           Income             Bond              Market
                                                            Fund              Fund               Fund
----------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments (Note 2):
       Investments at cost...........................  $  185,001,701    $  54,469,323     $ 232,754,578
       Repurchase agreements at cost.................              --               --        25,900,000
       Net unrealized appreciation (depreciation)....       5,143,659          645,889                --
                                                       --------------    -------------     -------------
         Total investments at value..................     190,145,360       55,115,212       258,654,578
    Cash.............................................           2,481              822             8,350
    Foreign currency
       (Cost $106,252 and $1,892,070 respectively)
       (Notes 2 and 7)...............................              --               --                --
    Short-term investments held as collateral
        for securities loaned (Note 2)...............              --               --                --
    Receivable for investments sold..................          68,080        1,300,520                --
    Receivable for shares sold.......................         127,031            7,884           459,451
    Receivable for variation margin..................              --               --                --
    Interest and dividend receivables................       2,231,609          690,884         1,581,840
    Deferred organizational expense (Note 2).........              --               --                --
    Dividend tax reclaim receivables.................              --               --                --
    Net unrealized appreciation on
       forward currency contracts (Notes 2 and 8)....              --               --                --
                                                       --------------    -------------     -------------
         Total Assets................................     192,574,561       57,115,322       260,704,219
                                                       --------------    -------------     -------------

LIABILITIES:
    Payable for investments purchased................       2,954,637        1,566,965                --
    Payable for shares repurchased...................              --            2,033                --
    Payable to Custodian.............................              --               --                --
    Collateral for Securities loaned.................              --               --                --
    Advisory fee payable (Note 3)....................          69,961           22,917            59,896
    Accrued expenses and other payables..............          47,303            9,932            24,816
                                                       --------------    -------------     -------------
         Total Liabilities...........................       3,071,901        1,601,847            84,712
                                                       --------------    -------------     -------------
NET ASSETS...........................................  $  189,502,660    $  55,513,475     $ 260,619,507
                                                       ==============    =============     =============
NET ASSETS consist of
    Paid-in capital (Note 6).........................  $  185,755,659    $  57,515,235     $ 260,664,450
    Undistributed (distribution in excess of)
       net investment income.........................          17,671            3,851                --
    Accumulated (distribution in excess of)
       net realized gain (loss) on investments
       sold, foreign currency transactions
       and futures contracts.........................      (1,414,329)      (2,651,500)          (44,943)
    Net unrealized appreciation of investments,
       assets and liabilities in foreign
       currency and futures contracts................       5,143,659          645,889                --
                                                       --------------    -------------     -------------
TOTAL NET ASSETS.....................................  $  189,502,660    $  55,513,475     $ 260,619,507
                                                       ==============    =============     =============
Shares of beneficial interest outstanding
    (unlimited authorization, no par value)..........     170,391,530       53,041,341       260,664,450

NET ASSET VALUE,
    Offering and redemption price per share
    (Net Assets/Shares Outstanding)..................  $        1.112    $       1.047     $       1.000
                                                       ==============    =============     =============

-------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
          STATEMENTS OF OPERATIONS . For year ended December 31, 1997
================================================================================


                                                             Select           Select                            Equity
                                                           Aggressive      International      Growth             Index
                                                           Growth Fund      Equity Fund        Fund              Fund
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest (Note 2)................................   $     562,840    $       99,405    $   3,164,577    $       28,577
    Dividends (Note 2)...............................       2,163,467         8,955,151        9,663,452         4,132,107
    Less net foreign taxes withheld..................              --        (1,244,474)              --                --
                                                        -------------    --------------    -------------    --------------
       Total investment income.......................       2,726,307         7,810,082       12,828,029         4,160,684
                                                        -------------    --------------    -------------    --------------

EXPENSES
    Investment advisory fees (Notes 3 and 4).........       4,850,649         3,258,876        2,840,683           705,708
    Custodian fees (Note 3)..........................          48,716           301,681           57,682            75,087
    Fund accounting fees (Note 3)....................          79,072            67,644          110,407            79,001
    Legal fees.......................................           6,966               896           14,447               387
    Audit fees.......................................          12,128            21,560            6,477             5,375
    Trustees' fees and expenses (Note 3).............          11,792            10,293            9,129             4,986
    Reports to shareholders..........................         241,993           253,542          197,363           121,406
    Amortization of organization costs (Note 2)......              --                --               --                --
    Insurance........................................           1,378               711            3,483                19
    Miscellaneous....................................           6,596            24,733            1,547            14,278
                                                        -------------    --------------    -------------    --------------
       Total expenses before reductions..............       5,259,290         3,939,936        3,241,218         1,006,247
       Less reductions (Note 5)......................        (221,364)          (70,636)        (152,829)               --
                                                        -------------    --------------    -------------    --------------
       Total expenses net of reductions..............       5,037,926         3,869,300        3,088,389         1,006,247
                                                        -------------    --------------    -------------    --------------
NET INVESTMENT INCOME (LOSS).........................      (2,311,619)        3,940,782        9,739,640         3,154,437
                                                        -------------    --------------    -------------    --------------

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS (Note 2):
    Net realized gain (loss) on investments
      sold...........................................      38,455,043         7,636,009      108,102,209         7,809,561
    Net realized gain on futures contracts...........              --                --               --           314,143
    Net realized gain on foreign currency
      transactions...................................              --         7,017,386               --                --
    Net change in unrealized appreciation
      of assets and liabilities in foreign
      currency.......................................              --            38,117               --                --
    Net change in unrealized appreciation
      (depreciation) of investments and futures
      contracts......................................      49,158,982        (6,543,277)      24,921,710        49,226,053
                                                        -------------    --------------    -------------    --------------

NET GAIN (LOSS) ON INVESTMENTS.......................      87,614,025         8,148,235      133,023,919        57,349,757
                                                        -------------    --------------    -------------    --------------

NET INCREASE IN NET
    ASSETS RESULTING FROM OPERATIONS.................   $  85,302,406    $   12,089,017    $ 142,763,559    $   60,504,194
                                                        =============    ==============    =============    ==============


                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                 Investment Grade     Government          Money
                                                                      Income             Bond             Market
                                                                       Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest (Note 2).........................................     $  11,811,728    $   3,169,269    $   13,319,005
    Dividends (Note 2)........................................           275,574           51,042           293,092
    Less net foreign taxes withheld...........................                --               --                --
                                                                   -------------    -------------    --------------
       Total investment income................................        12,087,302        3,220,311        13,612,097
                                                                   -------------    -------------    --------------

EXPENSES
    Investment advisory fees (Notes 3 and 4)..................           710,821          244,355           647,964
    Custodian fees (Note 3)...................................            30,272           16,582            42,720
    Fund accounting fees (Note 3).............................            50,572           28,747            57,184
    Legal fees................................................                --               --                --
    Audit fees................................................             7,100            6,512             2,688
    Trustees' fees and expenses (Note 3)......................             2,425               --             5,869
    Reports to shareholders...................................            88,637           30,885            80,315
    Amortization of organization costs (Note 2)...............                --               --                --
    Insurance.................................................                --               --                --
    Miscellaneous.............................................                --               --                --
                                                                   -------------    -------------    --------------
       Total expenses before reductions.......................           889,827          327,081           836,740
       Less reductions (Note 5)...............................                --               --                --
                                                                   -------------    -------------    --------------
       Total expenses net of reductions.......................           889,827          327,081           836,740
                                                                   -------------    -------------    --------------
NET INVESTMENT INCOME (LOSS)..................................        11,197,475        2,893,230        12,775,357
                                                                   -------------    -------------    --------------

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS (Note 2):
    Net realized gain (loss) on investments sold..............           207,211          (70,250)           (8,306)
    Net realized gain on futures contracts....................                --               --                --
    Net realized gain on foreign currency transactions........                --               --                --
    Net change in unrealized appreciation
      of assets and liabilities in foreign currency...........                --               --                --
    Net change in unrealized appreciation (depreciation)
      of investments and futures contracts....................         4,489,947          570,630                --
                                                                   -------------    -------------    --------------

NET GAIN (LOSS) ON INVESTMENTS................................         4,697,158          500,380            (8,306)
                                                                   -------------    -------------    --------------

NET INCREASE IN NET
    ASSETS RESULTING FROM OPERATIONS..........................     $  15,894,633    $   3,393,610    $   12,767,051
                                                                   =============    =============    ==============

-------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                          Select Aggressive                 Select International
                                                             Growth Fund                         Equity Fund
--------------------------------------------------------------------------------------------------------------------
                                                        Year Ended December 31,             Year Ended December 31,
                                                         1997             1996              1997             1996
--------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of year .................   $ 407,442,033    $ 254,871,723    $ 246,876,936    $ 104,312,134
                                                    -------------    -------------    -------------    -------------
Increase in net assets
resulting from operations:
  Net investment income (loss) ..................      (2,311,619)      (1,746,724)       3,940,782        2,064,136
  Net realized gain (loss) on investments sold
      and foreign currency transactions .........      38,455,043       30,022,198       14,653,395        4,719,958
  Net change in unrealized appreciation
      (depreciation) of investments and assets
      and liabilities in foreign currency .......      49,158,982       24,617,401       (6,505,160)      29,610,329
                                                    -------------    -------------    -------------    -------------
  Net increase in net assets resulting
      from operations ...........................      85,302,406       52,892,875       12,089,017       36,394,423
                                                    -------------    -------------    -------------    -------------

Distributions to shareholders from:
  Net investment income .........................              --               --       (5,221,780)      (2,205,116)
  Distribution in excess of net investment income              --               --       (3,846,390)      (2,413,338)
  Net realized gain on investments ..............     (45,241,565)     (27,969,046)     (12,587,981)        (540,596)
  Distribution in excess of net realized gain
      on investments ............................      (1,941,087)              --               --               --
  Return of capital .............................              --               --               --               --
                                                    -------------    -------------    -------------    -------------
      Total distributions .......................     (47,182,652)     (27,969,046)     (21,656,151)      (5,159,050)
                                                    -------------    -------------    -------------    -------------

Capital share transactions:
  Net proceeds from sales of shares .............     125,269,733      118,694,806      156,120,845      111,783,820
  Issued to shareholders in reinvestment of
      distributions .............................      47,182,652       27,969,046       21,656,151        5,159,050
  Cost of shares repurchased ....................     (13,891,011)     (19,017,371)     (17,171,483)      (5,613,441)
                                                    -------------    -------------    -------------    -------------
      Net increase from capital share
        transactions ............................     158,561,374      127,646,481      160,605,513      111,329,429
                                                    -------------    -------------    -------------    -------------
      Total increase in net assets ..............     196,681,128      152,570,310      151,038,379      142,564,802
                                                    -------------    -------------    -------------    -------------

NET ASSETS at end of year (including line A) ....   $ 604,123,161    $ 407,442,033    $ 397,915,315    $ 246,876,936
                                                    =============    =============    =============    =============

(A) Undistributed (distribution in excess of)
      net investment income (loss) ..............   $          --    $          --    $   2,055,754    $     180,441
                                                    =============    =============    =============    =============

OTHER INFORMATION:
Share transactions:
  Sold ..........................................      56,852,703       58,055,566      110,807,769       91,002,428
  Issued to shareholders in reinvestment of
      distributions .............................      21,321,286       13,670,395       15,986,697        3,819,374
  Repurchased ...................................      (6,666,252)      (9,614,883)     (12,167,111)      (4,536,939)
                                                    -------------    -------------    -------------    -------------
      Net increase in shares outstanding.........      71,507,737       62,111,078      114,627,355       90,284,863
                                                    =============    =============    =============    =============

----------------------------------------------



                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                                                 ----------------------------------------------------------------
                                                                                            Equity Index
                                                             Growth Fund                        Fund
                                                 ----------------------------------------------------------------
                                                       Year Ended December 31,         Year Ended December 31,
                                                        1997            1996             1997            1996
                                                 ----------------------------------------------------------------
NET ASSETS at beginning of year .................  $ 556,750,605   $ 444,870,953   $ 151,129,661   $  90,888,716
                                                   -------------   -------------   -------------   -------------
Increase in net assets
resulting from operations:
  Net investment income (loss) ..................      9,739,640      10,150,991       3,154,437       2,095,474
  Net realized gain (loss) on investments sold
    and foreign currency transactions ...........    108,102,209      60,695,723       8,123,704       2,559,793
  Net change in unrealized appreciation
    (depreciation) of investments and assets
    and liabilities in foreign currency .........     24,921,710      21,064,610      49,226,053      19,381,336
                                                   -------------   -------------   -------------   -------------
  Net increase in net assets resulting
    from operations .............................    142,763,559      91,911,324      60,504,194      24,036,603
                                                   -------------   -------------   -------------   -------------
Distributions to shareholders from:
  Net investment income .........................     (9,604,442)    (10,182,273)     (3,062,476)     (2,092,660)
  Distribution in excess of net investment income             --              --              --              --
  Net realized gain on investments ..............   (117,671,041)    (49,801,860)     (7,995,243)     (2,189,067)
  Distribution in excess of net realized gain
    on investments ..............................             --              --              --              --
  Return of capital .............................             --              --              --              --
                                                   -------------   -------------   -------------   -------------
    Total distributions .........................   (127,275,483)    (59,984,133)    (11,057,719)     (4,281,717)
                                                   -------------   -------------   -------------   -------------

Capital share transactions:
  Net proceeds from sales of shares .............     45,743,350      37,725,612      89,175,027      49,502,418
  Issued to shareholders in reinvestment of
    distributions ...............................    127,275,483      59,984,133      11,057,719       4,281,727
  Cost of shares repurchased ....................    (16,578,692)    (17,757,284)     (3,618,278)    (13,298,076)
                                                   -------------   -------------   -------------   -------------

    Net increase from capital share transactions     156,440,141      79,952,461      96,614,468      40,486,069
                                                   -------------   -------------   -------------   -------------
    Total increase in net assets ................    171,928,217     111,879,652     146,060,943      60,240,945
                                                   -------------   -------------   -------------   -------------

NET ASSETS at end of year (including line A) ....  $ 728,678,822   $ 556,750,605   $ 297,190,604   $ 151,129,661
                                                   =============   =============   =============   =============


(A) Undistributed (distribution in excess of)
    net investment income (loss) ................  $     135,198   $     (90,261)  $      94,775   $       2,814
                                                   =============   =============   =============   =============

OTHER INFORMATION:
Share transactions:
  Sold ..........................................     17,276,989      16,203,094      35,527,439      24,895,979
    distributions ...............................     51,825,501      25,711,571       4,100,443       2,041,373
  Repurchased ...................................     (6,221,846)     (7,659,186)     (1,473,055)     (6,883,771)
                                                   -------------   -------------   -------------   -------------
    Net increase in shares outstanding ..........     62,880,644      34,255,479      38,154,827      20,053,581
                                                   =============   =============   =============   =============
                                                 ----------------------------------------------------------------
                                                           Investment Grade                  Government
                                                             Income Fund                      Bond Fund
                                                 ----------------------------------------------------------------
                                                        Year Ended December 31,         Year Ended December 31,
                                                         1997          1996                1997          1996
                                                 ----------------------------------------------------------------
NET ASSETS at beginning of year .................  $ 157,327,230   $ 141,625,380   $  46,395,931   $  45,778,124
                                                   -------------   -------------   -------------   -------------
Increase in net assets
resulting from operations:
  Net investment income (loss) ..................     11,197,475       9,688,573       2,893,230       2,779,448
  Net realized gain (loss) on investments sold
    and foreign currency transactions ...........        207,211         432,085         (70,250)       (507,714)
  Net change in unrealized appreciation
    (depreciation) of investments and assets
    and liabilities in foreign currency .........      4,489,947      (4,620,200)        570,630        (764,938)
                                                   -------------   -------------   -------------   -------------
  Net increase in net assets resulting
    from operations .............................     15,894,633       5,500,458       3,393,610       1,506,796
                                                   -------------   -------------   -------------   -------------

Distributions to shareholders from:
  Net investment income .........................    (11,253,260)     (9,688,573)     (2,898,327)     (2,778,718)
  Distribution in excess of net investment income         (8,726)        (34,833)             --              --
  Net realized gain on investments ..............             --              --              --              --
  Distribution in excess of net realized gain
    on investments ..............................             --              --              --              --
  Return of capital .............................             --              --              --              --
                                                   -------------   -------------   -------------   -------------
    Total distributions .........................    (11,261,986)     (9,723,406)     (2,898,327)     (2,778,718)
                                                   -------------   -------------   -------------   -------------
Capital share transactions:
  Net proceeds from sales of shares .............     27,269,591      19,642,102      13,847,253      12,572,808
  Issued to shareholders in reinvestment of
    distributions ...............................     11,261,986       9,723,406       2,898,327       2,778,718
  Cost of shares repurchased ....................    (10,988,794)     (9,440,710)     (8,123,319)    (13,461,797)
                                                   -------------   -------------   -------------   -------------


    Net increase from capital share transactions      27,542,783      19,924,798       8,622,261       1,889,729
                                                   -------------   -------------   -------------   -------------
    Total increase in net assets ................  $  32,175,430      15,701,850       9,117,544         617,807
                                                   -------------   -------------   -------------   -------------

NET ASSETS at end of year (including line A) ....  $ 189,502,660   $ 157,327,230   $  55,513,475   $  46,395,931
                                                   =============   =============   =============   =============

(A) Undistributed (distribution in excess of)
    net investment income (loss) ................  $      17,671   $      44,163   $       3,851   $       5,998
                                                   =============   =============   =============   =============

OTHER INFORMATION:
Share transactions:
  Sold ..........................................     24,928,465      18,013,400      13,257,977      11,938,486
  Issued to shareholders in reinvestment of
    distributions ...............................     10,340,066       9,040,646       2,800,609       2,690,564
  Repurchased ...................................    (10,070,180)     (8,682,856)     (7,819,671)    (12,948,203)
                                                   -------------   -------------   -------------   -------------

    Net increase in shares outstanding ..........     25,198,351      18,371,190       8,238,915       1,680,847
                                                   =============   =============   =============   =============
                                                   -----------------------------
                                                           Money Market
                                                               Fund
                                                   -----------------------------
                                                       Year Ended December 31,
                                                        1997             1996
                                                   -----------------------------
NET ASSETS at beginning of year .................  $ 217,255,732   $ 155,211,174
                                                   -------------   -------------
Increase in net assets
resulting from operations:
  Net investment income (loss) ..................     12,775,357       9,613,835
  Net realized gain (loss) on investments sold
    and foreign currency transactions ...........         (8,306)        (35,900)
  Net change in unrealized appreciation
    (depreciation) of investments and assets
    and liabilities in foreign currency .........             --              --
                                                   -------------   -------------
  Net increase in net assets resulting
    from operations .............................     12,767,051       9,577,935
                                                   -------------   -------------

Distributions to shareholders from:
  Net investment income .........................    (12,775,357)     (9,613,835)
  Distribution in excess of net investment income             --              --
  Net realized gain on investments ..............             --              --
  Distribution in excess of net realized gain
    on investments ..............................             --              --
  Return of capital .............................             --              --
                                                   -------------   -------------
    Total distributions .........................    (12,775,357)     (9,613,835)
                                                   -------------   -------------

Capital share transactions:
  Net proceeds from sales of shares .............    198,110,523     189,973,951
  Issued to shareholders in reinvestment of
    distributions ...............................     12,775,357       9,613,835
  Cost of shares repurchased ....................   (167,513,799)   (137,507,328)
                                                   -------------   -------------

    Net increase from capital share transactions      43,372,081      62,080,458
                                                   -------------   -------------
    Total increase in net assets ................     43,363,775      62,044,558
                                                   -------------   -------------

NET ASSETS at end of year (including line A) ....  $ 260,619,507   $ 217,255,732
                                                   =============   =============

(A) Undistributed (distribution in excess of)
    net investment income (loss) ................  $          --   $          --
                                                   =============   =============

OTHER INFORMATION:
Share transactions:
  Sold ..........................................    198,110,523     189,973,951
  Issued to shareholders in reinvestment of
    distributions ...............................     12,775,357       9,613,835
  Repurchased ...................................   (167,513,799)   (137,507,328)
                                                   -------------   -------------

    Net increase in shares outstanding ..........     43,372,081      62,080,458
                                                   =============   =============


---------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                                                   Income from Investment Operations
                               -------------------------------------------------------------------------

                                                                       Net Realized
                                  Net                                      and
                                 Asset                                  Unrealized
                                 Value                Net               Gain (Loss)           Total from
  Year Ended                   Beginning           Investment               on                Investment
  December 31,                  of Year            Income/(2)/          Investments           Operations
----------------               ---------           ----------          ------------           ----------
Select Aggressive
 Growth Fund/(1)/
     1997                      $  2.037            $  (0.009)            $  0.387             $  0.378
     1996                         1.848               (0.009)               0.351                0.342
     1995                         1.397               (0.001)               0.452                0.451
     1994                         1.431               (0.002)              (0.032)              (0.034)
     1993                         1.197                0.001                0.234                0.235
     1992                         1.000                0.001                0.197                0.198

Select International
   Equity Fund/(1)/
     1997                         1.356                0.015                0.049                0.064
     1996                         1.136                0.011                0.238                0.249
     1995                         0.963                0.013                0.176                0.189
     1994                         1.000                0.003               (0.038)              (0.035)

Growth Fund/(1)/
     1997                         2.333                0.039                0.540                0.579
     1996                         2.176                0.047                0.386                0.433
     1995                         1.814                0.049                0.539                0.588
     1994                         1.939                0.043               (0.041)               0.002
     1993                         2.034                0.039                0.095                0.134
     1992                         1.976                0.034                0.105                0.139
     1991                         1.471                0.038                0.548                0.586
     1990                         1.558                0.041               (0.047)              (0.006)
     1989                         1.308                0.043                0.289                0.332
     1988                         1.147                0.037                0.200                0.237

Equity Index Fund/(1)/
     1997                         2.165                0.034                0.664                0.698
     1996                         1.827                0.035                0.370                0.405
     1995                         1.468                0.035                0.474                0.509
     1994                         1.505                0.033               (0.018)               0.015
     1993                         1.409                0.032                0.102                0.134
     1992                         1.354                0.030                0.066                0.096
     1991                         1.080                0.032                0.279                0.311
     1990                         1.000                0.009                0.080                0.089


                                                         Less Distributions
                               -------------------------------------------------------------------------

                                                  Distributions
                                Dividends           from Net
                                 from Net           Realized           Distributions
  Year Ended                    Investment           Capital                in                Return of
  December 31,                    Income              Gains               Excess               Capital
----------------               -----------        -------------        -------------        ------------
Select Aggressive
 Growth Fund/(1)/
     1997                      $     --             $ (0.182)           $  (0.008)/(3)/       $     --
     1996                            --               (0.153)                  --                   --
     1995                            --                   --                   --                   --
     1994                            --                   --                   --                   --
     1993                        (0.001)                  --                   --                   --
     1992                        (0.001)                  --                   --                   --

Select International
   Equity Fund/(1)/
     1997                        (0.019)              (0.046)              (0.014)/(4)/             --
     1996                        (0.012)              (0.003)              (0.014)/(4)/             --
     1995                        (0.011)              (0.005)                  --                   --
     1994                        (0.001)              (0.001)                  --                   --

Growth Fund/(1)/
     1997                        (0.038)              (0.458)                  --                   --
     1996                        (0.048)              (0.228)                  --                   --
     1995                        (0.049)              (0.177)                  --                   --
     1994                        (0.043)              (0.084)                  --                   --
     1993                        (0.039)              (0.180)                  --               (0.010)
     1992                        (0.034)              (0.047)                  --                   --
     1991                        (0.039)              (0.042)                  --                   --
     1990                        (0.041)              (0.040)                  --                   --
     1989                        (0.046)              (0.036)                  --                   --
     1988                        (0.037)              (0.039)                  --                   --

Equity Index Fund/(1)/
     1997                        (0.033)              (0.077)                  --                   --
     1996                        (0.035)              (0.032)                  --                   --
     1995                        (0.035)              (0.047)              (0.002)/(3)/         (0.066)
     1994                        (0.033)              (0.019)                  --                   --
     1993                        (0.031)              (0.007)                  --                   --
     1992                        (0.031)              (0.010)                  --                   --
     1991                        (0.032)              (0.005)                  --                   --
     1990                        (0.009)                  --                   --                   --


                                                       Net
                                                     Increase
                                                    (Decrease)
                                                        in
  Year Ended                     Total               Net Asset
  December 31,                Distributions            Value
----------------              -------------        ------------
Select Aggressive
 Growth Fund/(1)/
     1997                      $ (0.190)            $  0.188
     1996                        (0.153)               0.189
     1995                            --                0.451
     1994                            --               (0.034)
     1993                        (0.001)               0.234
     1992                        (0.001)               0.197

Select International
   Equity Fund/(1)/
     1997                        (0.079)              (0.015)
     1996                        (0.029)               0.220
     1995                        (0.016)               0.173
     1994                        (0.002)              (0.037)

Growth Fund/(1)/
     1997                        (0.496)               0.083
     1996                        (0.276)               0.157
     1995                        (0.226)               0.362
     1994                        (0.127)              (0.125)
     1993                        (0.229)              (0.095)
     1992                        (0.081)               0.058
     1991                        (0.081)               0.505
     1990                        (0.081)              (0.087)
     1989                        (0.082)               0.250
     1988                        (0.076)               0.161

Equity Index Fund/(1)/
     1997                        (0.110)               0.588
     1996                        (0.067)               0.338
     1995                        (0.150)               0.359
     1994                        (0.052)              (0.037)
     1993                        (0.038)               0.096
     1992                        (0.041)               0.055
     1991                        (0.037)               0.274
     1990                        (0.009)               0.080

       -----------------------------------------------------
*      Annualized
**     Not Annualized
(A)    Including reimbursements, waivers, and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)    Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principle basis.
(1) The Select Aggressive Growth Fund commenced operations on August 21, 1992. The Select International Equity Fund commenced operations on May 2, 1994. The Equity Index Fund commenced operations on September 28, 1990. The Growth Fund changed Investment Sub-Adviser on April 1, 1988.
(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $(0.010) in 1997, $0.000 in 1993 and $(0.001) in 1992 for Select Aggressive Growth Fund; $0.015 in 1997, $0.011 in 1996 and $0.002 in 1994 for Select International Equity Fund; $0.038 in 1997, $0.046 in 1996 and $0.038 in 1993 for Growth Fund; and
       $0.031 in 1993, $0.028 in 1992, and $0.031 in 1991 for Equity Index Fund.
(3)    Distributions in excess of net realized capital gains.
(4)    Distributions in excess of net investment income.

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------

                            Ratios/Supplemental Data
    -----------------------------------------------------------------------
                          Ratios To Average Net Assets
          -----------------------------------------------------------


               Net Asset            Net Assets
                 Value                End of    Net                                                   Portfolio   Average
  Year Ended     End of    Total       Year    Investment     Operating Expenses      Management Fee  Turnover   Commissions
 December 31,    Year     Return      (000's)    Income      (A)      (B)      (C)    Gross      Net     Rate      Rate(D)
-------------- -------    -------    --------  ---------     ---      ---      ---    -----    -----  --------    ----------
    Select
  Aggressive
Growth Fund/(1)/
      1997    $  2.225     18.71%    $604,123    (0.45)%    0.99%    1.04%   1.04%    0.95%    0.95%       95%    $ 0.0617
      1996       2.037     18.55%     407,442    (0.53)%    1.08%    1.08%   1.08%    1.00%    1.00%      113%      0.0597
      1995       1.848     32.28%     254,872    (0.07)%    1.09%     --     1.09%    1.00%    1.00%      104%         --
      1994       1.397     (2.31)%    136,573    (0.21)%    1.16%     --     1.16%    1.00%    1.00%      100%         --
      1993       1.431     19.51%      66,251     0.10%     1.19%     --     1.23%    1.00%    0.96%       76%         --
      1992       1.197     19.85%**     9,270     0.34%*    1.35%*    --     1.88%*     N/A      N/A       33%         --
Select International
 Equity Fund/(1)/
      1997       1.341      4.65%     397,915     1.17%     1.15%    1.17%   1.17%    0.97%    0.97%       20%      0.0229
      1996       1.356     21.94%     246,877     1.22%     1.20%    1.23%   1.23%    1.00%    1.00%       18%      0.0248
      1995       1.136     19.63%     104,312     1.68%     1.24%     --     1.24%    1.00%    1.00%       24%         --
      1994       0.963     (3.49)%**   40,498     0.87%*    1.50%*    --     1.78%*   1.00%*   0.72%*      19%         --
 Growth Fund/(1)/
      1997       2.416     25.14%     728,679     1.48%     0.47%    0.49%   0.49%    0.43%    0.43%       79%      0.0575
      1996       2.333     20.19%     556,751     2.04%     0.48%    0.51%   0.51%    0.44%    0.44%       72%      0.0576
      1995       2.176     32.80%     444,871     2.34%     0.54%     --     0.54%    0.46%    0.46%       64%         --
      1994       1.814      0.16%     335,714     2.25%     0.56%     --     0.56%    0.48%    0.48%       46%         --
      1993       1.939      6.66%     338,545     1.92%     0.54%     --     0.55%    0.49%    0.48%       42%         --
      1992       2.034      7.11%     270,828     1.85%     0.58%     --     0.58%      N/A      N/A       19%         --
      1991       1.976     40.44%     182,965     2.26%     0.57%     --     0.57%      N/A      N/A       24%         --
      1990       1.471     (0.30)%     97,179     2.82%     0.60%     --     0.60%      N/A      N/A       39%         --
      1989       1.558     25.64%      76,783     2.98%     0.71%     --     0.71%      N/A      N/A       33%         --
      1988       1.308     20.80%(5)   52,439     2.93%     0.75%     --     0.75%      N/A      N/A       99%         --
Equity Index Fund/(1)/
      1997       2.753     32.41%     297,191     1.38%     0.44%    0.44%   0.44%    0.31%    0.31%        9%      0.0385
      1996       2.165     22.30%     151,130     1.79%     0.46%    0.46%   0.46%    0.32%    0.32%       12%      0.0395
      1995       1.827     36.18%      90,889     1.96%     0.55%     --     0.55%    0.34%    0.34%        8%         --
      1994       1.468      1.06%      52,246     2.25%     0.57%     --     0.57%    0.35%    0.35%        7%         --
      1993       1.505      9.53%      42,842     2.28%     0.57%     --     0.63%    0.35%    0.29%        4%         --
      1992       1.409      7.25%      22,393     2.47%     0.57%     --     0.75%     N/A      N/A         6%         --
      1991       1.354     29.16%       9,700     2.73%     0.55%     --     0.64%     N/A      N/A         6%         --
      1990       1.080      8.90%**     5,469     3.39%*    0.38%*    --     0.38%*    N/A      N/A      0.24%         --


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                     Income from Investment Operations                     Less Distributions
               ------------------------------------------- ------------------------------------------------

                                   Net Realized                                                                              Net
                  Net                  and                            Distributions                                       Increase
                 Asset              Unrealized             Dividends     from Net                                        (Decrease)
                 Value       Net    Gain (Loss) Total from  from Net     Realized   Distributions                            in
   Year Ended  Beginning Investment      on     Investment Investment     Capital         in      Return of     Total     Net Asset
  December 31,  of Year  Income/(2)/ Investments Operations   Income        Gains        Excess     Capital  Distributions   Value
  ------------ --------- ---------- ----------- ---------- ---------- ------------- ------------- --------- ------------- ---------
Investment Grade
 Income Fund/(1)/
     1997       $  1.084  $  0.071   $  0.028    $  0.099  $  (0.071)     $  --         $  --       $  --     $  (0.071)  $  0.028
     1996          1.117     0.070     (0.033)      0.037     (0.070)        --            --          --        (0.070)    (0.033)
     1995          1.012     0.071      0.106       0.177     (0.071)        --        (0.001)/(2)/    --        (0.072)     0.105
     1994          1.111     0.066     (0.099)     (0.033)    (0.066)        --            --          --        (0.066)    (0.099)
     1993          1.074     0.065      0.049       0.114     (0.065)      (0.012)         --          --        (0.077)     0.037
     1992          1.085     0.075      0.013       0.088     (0.075)      (0.024)         --          --        (0.099)    (0.011)
     1991          1.004     0.080      0.081       0.161     (0.080)        --            --          --        (0.080)     0.081
     1990          1.011     0.083     (0.006)      0.077     (0.084)        --            --          --        (0.084)    (0.007)
     1989          0.968     0.082      0.044       0.126     (0.083)        --            --          --        (0.083)     0.043
     1988          0.974     0.084     (0.006)      0.078     (0.084)        --            --          --        (0.084)    (0.006)
  Government
 Bond Fund/(1)/
     1997          1.036     0.061      0.011       0.072     (0.061)        --            --          --        (0.061)     0.011
     1996          1.062     0.062     (0.026)      0.036     (0.062)        --            --          --        (0.062)    (0.026)
     1995          0.997     0.062      0.066       0.128     (0.062)        --        (0.001)/(2)/    --        (0.063)     0.065
     1994          1.070     0.063     (0.073)     (0.010)    (0.063)        --            --          --        (0.063)    (0.073)
     1993          1.051     0.055      0.024       0.079     (0.055)      (0.003)         --        (0.002)     (0.060)     0.019
     1992          1.047     0.057      0.009       0.066     (0.057)      (0.005)         --          --        (0.062)     0.004
     1991          1.000     0.022      0.051       0.073     (0.022)      (0.004)         --          --        (0.026)     0.047
 Money Market
     Fund
     1997          1.000     0.053       --         0.053     (0.053)        --            --          --        (0.053)      --
     1996          1.000     0.052       --         0.052     (0.052)        --            --          --        (0.052)      --
     1995          1.000     0.057       --         0.057     (0.057)        --            --          --        (0.057)      --
     1994          1.000     0.039       --         0.039     (0.039)        --            --          --        (0.039)      --
     1993          1.000     0.030       --         0.030     (0.030)        --            --          --        (0.030)      --
     1992          1.000     0.037       --         0.037     (0.037)        --            --          --        (0.037)      --
     1991          1.000     0.060       --         0.060     (0.060)        --            --          --        (0.060)      --
     1990          1.000     0.078       --         0.078     (0.078)        --            --          --        (0.078)      --
     1989          1.000     0.086       --         0.086     (0.086)        --            --          --        (0.086)      --
     1988          1.000     0.071       --         0.071     (0.071)        --            --          --        (0.071)      --

-----------------------------------------------
*       Annualized
**      Not Annualized
(A)     Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)     Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(1) The Government Bond Fund commenced operations on August 26, 1991. The Investment Grade Income Fund was formerly known as Income Appreciation Fund.
(2)     Distributions in excess of net investment income.
(3)     Unaudited.
(4) Net investment income per share before reimbursement of fees by the investment adviser were $0.065 in 1993 for Investment Grade Income
        Fund; $0.055 in 1993 and $0.056 in 1992 for Government Bond Fund; and $0.030 in 1993 and $0.084(3) in 1988 for Money Market Fund.



                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                            Ratios/Supplement Data
         -------------------------------------------------------------
                         Ratios To Average Net Assets
                --------------------------------------------


                 Net Asset            Net Assets
                   Value                End of         Net                                                   Portfolio     Average
   Year Ended      End of     Total      Year      Investment     Operating Expenses       Management Fee     Turnover   Commissions
  December 31,      Year     Return     (000's)      Income     (A)       (B)      (C)    Gross        Net      Rate       Rate(D)
  ------------   ---------   ------   ----------   ----------   ---       ---      ---    -----        ---   ---------   -----------
Investment Grade
 Income Fund/(1)/
    1997         $  1.112     9.45%   $  189,503      6.48%     0.51%     0.51%    0.51%   0.41%      0.41%      48%        $  --
    1996            1.084     3.56%      157,327      6.50%     0.52%     0.52%    0.52%   0.40%      0.40%     108%           --
    1995            1.117    17.84%      141,625      6.66%     0.53%      --      0.53%   0.41%      0.41%     126%           --
    1994            1.012    (2.96)%     109,972      6.25%     0.58%      --      0.58%   0.42%      0.42%     129%           --
    1993            1.111    10.80%      107,124      6.16%     0.54%      --      0.55%   0.45%      0.44%      55%           --
    1992            1.074     8.33%       52,874      7.25%     0.59%      --      0.59%    N/A        N/A       71%           --
    1991            1.085    16.75%       29,018      8.10%     0.60%      --      0.60%    N/A        N/A       52%           --
    1990            1.004     8.02%       18,226      9.14%     0.56%      --      0.56%    N/A        N/A        5%           --
    1989            1.011    13.52%       13,171      8.67%     0.78%      --      0.78%    N/A        N/A        4%           --
    1988            0.968     8.20%(3)     8,951      8.57%     0.77%      --      0.77%    N/A        N/A       12%           --
 Government
Bond Fund/(1)/
    1997            1.047     7.08%       55,513       5.92%     0.67%    0.67%     0.67%   0.50%      0.50%      56%           --
    1996            1.036     3.51%       46,396      5.90%     0.66%    0.66%     0.66%   0.50%      0.50%     112%           --
    1995            1.062    13.06%       45,778      5.91%     0.69%     --       0.69%   0.50%      0.50%     180%           --
    1994            0.997    (0.88)%      42,078      5.60%     0.70%     --       0.70%   0.50%      0.50%     106%           --
    1993            1.070     7.51%       77,105      5.51%     0.61%     --       0.62%   0.50%      0.49%      35%           --
    1992            1.051     6.59%       33,689      6.13%     0.68%     --       0.69%    N/A        N/A       67%           --
    1991            1.047     7.60%**      7,591      5.55%*    0.54%*    --       0.54%*   N/A        N/A       65%           --
Money Market
    Fund
    1997            1.000     5.47%      260,620      5.33%     0.35%    0.35%     0.35%   0.27%      0.27%      N/A           --
    1996            1.000     5.36%      217,256      5.22%     0.34%    0.34%     0.34%   0.28%      0.28%      N/A           --
    1995            1.000     5.84%      155,211      5.68%     0.36%     --       0.36%   0.29%      0.29%      N/A           --
    1994            1.000     3.93%       95,991      3.94%     0.45%     --       0.45%   0.31%      0.31%      N/A           --
    1993            1.000     3.00%       71,052      2.95%     0.42%     --       0.43%   0.32%      0.31%      N/A           --
    1992            1.000     3.78%       64,506      3.65%     0.44%     --       0.44%    N/A        N/A       N/A           --
    1991            1.000     6.67%       39,909      5.98%     0.43%     --       0.43%    N/A        N/A       N/A           --
    1990            1.000     8.63%       28,330      8.22%     0.42%     --       0.42%    N/A        N/A       N/A           --
    1989            1.000     9.69%       12,060      8.62%     0.58%     --       0.58%    N/A        N/A       N/A           --
    1988            1.000     7.30%(3)     7,156      7.13%     0.60%     --       0.71%    N/A        N/A       N/A           --


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

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                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1.   ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company established as a Massachusetts business trust for the purpose of providing a vehicle for the investment of assets of various separate accounts established by Allmerica Financial Life Insurance and Annuity Company, a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") or other affiliated insurance companies. As of the date of this report, the Trust offered twelve managed investment portfolios (see Note
9). The accompanying financial statements and financial highlights are those of the Select Aggressive Growth, Select International Equity, Growth, Equity Index, Investment Grade Income, Government Bond and Money Market Funds (individually, a "Portfolio," collectively, the "Portfolios").

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and consistently followed by the Trust in the preparation of its financial statements.

Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select International Equity Fund may enter into forward foreign currency contracts whereby the Portfolio agrees to sell a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign currency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

Foreign Currency Translation: Investment valuations, other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the

                                        ----------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

accrual basis and consists of interest accrued and, if applicable, discounts earned on original issue discount bonds, zero coupon bonds, stepped-coupon bonds and payment in kind bonds, which are accreted. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Paid-in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Portfolios with the exception of the Money Market Portfolio for the year ended December 31, 1997.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Growth, Equity Index, Investment Grade Income, and Government Bond Funds, and annually for the Select Aggressive Growth and Select International Equity Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. The distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and forwards, including "Post-October Losses" and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

Futures Contracts: All Portfolios, except the Money Market Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Portfolio based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

Organization Costs: Each Portfolio bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of the Portfolio's operation. The Investment Adviser incurred all start up costs of the Portfolios.

Security Lending: Each Portfolio may loan securities to certain brokers who pay the Portfolio negotiated lenders' fees. Collateral must be maintained at a value at least equal to the value at all times of the securities lent. At December 31, 1997, securities with aggregate value of approximately $42,624,931 were on loan to brokers for the Select Aggressive Growth Fund. The loans were secured with cash collateral of $43,514,100, which was subsequently invested in short-term investments. The related income earned was $13,619, which is included in interest income for the year ended December 31, 1997.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

----------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------
Forward Commitments: The Investment Grade Income Fund and Government Bond Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of aquiring securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement transactions with institutions that the Trust's Investment Adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Investment Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3.   INVESTMENT ADVISORY, ADMINISTRATION
     AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Investment Management Company, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica, serves as Investment Adviser and Administrator to the Trust. Under the terms of the management agreement, as amended on March 18, 1997 and August 15, 1997, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                                                       Percentage of Average Daily Net Assets

                                          First             Next              Next            Next             Over
Portfolio                             $100,000,000      $150,000,000      $250,000,000    $250,000,000     $750,000,000
---------------------------------------------------------------------------------------------------------------------------
Select Aggressive Growth                  1.00%             0.90%             0.85%           0.85%            0.85%
Select International Equity               1.00%             0.90%             0.85%           0.85%            0.85%
Growth                                    0.60%             0.60%             0.40%           0.35%            0.35%

                                                    First                     Next                    Over
Portfolio                                        $50,000,000              $200,000,000            $250,000,000
---------------------------------------------------------------------------------------------------------------------------
Equity Index                                        0.35%                     0.30%                   0.25%
Government Bond                                     0.50%                     0.50%                   0.50%
Money Market                                        0.35%                     0.25%                   0.20%

                                                    First                     Next                    Over
Portfolio                                        $50,000,000               $50,000,000            $100,000,000
---------------------------------------------------------------------------------------------------------------------------
Investment Grade Income                             0.50%                     0.45%                   0.40%

Prior to September 1, 1997, the following Portfolios paid a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                                                       Percentage of Average Daily Net Assets

                                                First                   Next                   Over
Portfolio                                    $50,000,000            $200,000,000           $250,000,000
---------------------------------------------------------------------------------------------------------------------------
Select Aggressive Growth                        1.00%                   1.00%                  1.00%
Select International Equity                     1.00%                   1.00%                  1.00%
Growth                                          0.60%                   0.50%                  0.35%
Investment Grade Income                         0.50%                   0.35%                  0.25%

                                       ----------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

Amendments to the management agreement were approved by the shareholders of the applicable funds of the Trust at meetings held on March 18, 1997 and August 15, 1997.

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

   Select Aggressive Growth          Nicholas-Applegate Capital Management, L.P.
   Select International Equity       Bank of Ireland Asset Management
                                     (U.S.) Limited
   Growth                            Miller Anderson & Sherrerd, LLP
   Equity Index                      Allmerica Asset Management, Inc.
   Investment Grade Income           Allmerica Asset Management, Inc.
   Government Bond                   Allmerica Asset Management, Inc.
   Money Market                      Allmerica Asset Management, Inc.

At a meeting of shareholders held August 15, 1997, shareholders also approved amendments to the sub-advisory agreements for Select Agressive Growth Fund.

The Manager has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, whereby Investor Services Group performs administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administration fee to Investor Services Group. In a separate agreement, Investor Services Group receives separate fees from the Portfolios for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.   REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, excluding taxes, interest, broker commissions and extraordinary expenses, but including the advisory fee, exceed certain voluntary expense limitations (Select International Equity Fund - 1.50%, Select Aggressive Growth Fund - 1.35%, Growth Fund - 1.20%, Equity Index Fund - 0.60%, Investment Grade Income Fund - 1.00%, Government Bond Fund - 1.00% and Money Market Fund - 0.60%), the Manager will voluntarily reimburse its fees and any expenses in excess of the expense limitations. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders.

5.   REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.

6.   SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value.

----------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

7.   FOREIGN SECURITIES

All Portfolios may purchase securities of foreign issuers. Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

8.   FINANCIAL INSTRUMENTS

Investing in certain financial instruments including forward foreign currency contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select International Equity Fund enter into these contracts primarily to protect the Portfolio from adverse currency movement.

9.   SUBSEQUENT EVENT

The Trust recently established two new managed investment portfolios: Select Emerging Markets Fund and Select Strategic Growth Fund. Schroder Capital Management International Inc., a wholly-owned subsidiary of Schroders, Plc, will serve as sub-adviser for the Select Emerging Markets Fund. Cambiar Investors, Inc., a wholly-owned subsidiary of United Asset Management Corporation, will serve as sub-adviser for the Select Strategic Growth Fund. The new Portfolios are expected to commence operations on or about February 20, 1998.

                                        ----------------------------------------

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Trustees and Shareholders
of Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments (except for Moody's Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select Aggressive Growth Fund, Select International Equity Fund, Growth Fund, Equity Index Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund, (seven of the Portfolios constituting the Allmerica Investment Trust, hereafter referred to as the "Trust") at December 31, 1997, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 11, 1998


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                                                                            F-41
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                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                               OTHER INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS: (Unaudited)

A special meeting of the Trust's shareholders was held on August 15, 1997 in which they approved twelve proposals. The results were as follows:

Proposal 1 To elect as Trustees the following eight nominees:
----------
                               Shares               Shares         Percent of
                                 For               Withheld       Shares Voted
                            -------------         ----------      ------------
Cynthia A. Hargadon         1,938,258,984         31,269,098         100.00%
Gordon Holmes               1,939,243,085         30,284,997         100.00%
John P. Kavanaugh           1,939,797,208         29,730,874         100.00%
Bruce E. Langton            1,937,762,009         31,766,074         100.00%
John F. O'Brien             1,939,501,868         30,026,214         100.00%
Attiat F. Ott               1,938,512,953         31,015,129         100.00%
Richard M. Reilly           1,940,655,029         28,873,054         100.00%
Ranne P. Warner             1,938,603,816         30,924,266         100.00%


Proposal 2 To ratify the selection of Price Waterhouse LLP as independent ---------- accountants for the Trust:

                            Shares         Shares        Shares     Percent of
                              For          Against     Abstaining  Shares Voted
                         -------------   ----------    ----------  ------------
Price Waterhouse LLP     1,905,804,327   16,680,566    47,043,189     100.00%


Proposal 3 To amend the management fee schedules in the Management Agreement ---------- between Allmerica Investment Management Company, Inc. and Allmerica
           Investment Trust for the Funds below:

                                Shares       Shares       Shares     Percent of
                                  For        Against    Abstaining  Shares Voted
                              -----------  ----------   ----------  ------------
Select Aggressive Growth      210,913,895   5,360,717    7,081,745     100.00%
Select Capital Appreciation   114,202,372   3,265,814    3,442,617     100.00%
Select International Equity   220,386,752   4,564,117    7,695,067     100.00%
Growth                        222,195,807  14,056,428    8,369,802     100.00%
Select Growth and Income      227,489,980   5,863,093    8,109,903     100.00%
Select Income                  78,873,767   1,233,240    5,176,275     100.00%
Investment Grade Income       142,274,939   7,145,607    4,262,609     100.00%


Proposal 4 To amend the sub-adviser fee schedule in the Sub-Adviser Agreement ---------- between Allmerica Investment Management Company, Inc. and
           Nicholas-Applegate Capital Management, L.P. relating to the Select Aggressive Growth Fund:

                             Shares        Shares        Shares     Percent of
                               For         Against     Abstaining  Shares Voted
                           -----------    ---------    ----------  ------------
Select Aggressive Growth   211,648,040    3,985,212     7,723,105     100.00%


Proposal 5 To amend the sub-adviser fee schedule in the Sub-Adviser Agreement ---------- between Allmerica Investment Management Company, Inc. and Janus
           Capital Corporation relating to the Select Capital Appreciation Fund:

                                Shares       Shares      Shares     Percent of
                                  For        Against   Abstaining  Shares Voted
                              -----------   ---------  ----------  ------------
Select Capital Appreciation   114,086,423   3,046,035   3,778,346     100.00%

                                        ----------------------------------------
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                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                               OTHER INFORMATION
--------------------------------------------------------------------------------

Proposal 6 To approve an arrangement that would permit the Investment Manager of ---------- the Trust to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without obtaining shareholder approval relating to the Funds below:

                                Shares       Shares       Shares     Percent of
                                  For        Against    Abstaining  Shares Voted
                              -----------  ----------   ----------  ------------
Select Aggressive Growth      202,036,453  13,599,240    7,720,664     100.00%
Select Capital Appreciation   109,284,768   7,510,075    4,115,960     100.00%
Select Value Opportunity       79,769,789   7,689,239    2,213,323     100.00%
Select International Equity   209,996,997  14,324,566    8,324,373     100.00%
Select Growth                 179,696,429  11,284,076    8,477,958     100.00%
Growth                        212,156,478  22,705,825    9,759,733     100.00%
Select Growth and Income      215,564,920  15,676,684   10,221,371     100.00%
Select Income                  75,878,564   3,137,643    6,267,075     100.00%


Proposal 7 To change the status of the investment objective of each Fund of the ---------- Trust from fundamental to non-fundamental:

                                Shares       Shares       Shares     Percent of
                                  For        Against    Abstaining  Shares Voted
                              -----------  ----------   ----------  ------------
Select Aggressive Growth      199,892,080  15,656,151    7,808,127     100.00%
Select Capital Appreciation   108,482,011   8,778,200    3,650,593     100.00%
Select Value Opportunity       78,734,323   8,501,412    2,436,617     100.00%
Select International Equity   207,396,063  16,754,817    8,495,056     100.00%
Select Growth                 176,524,469  14,761,165    8,172,830     100.00%
Growth                        207,638,770  27,600,709    9,382,558     100.00%
Equity Index                   76,633,944   7,821,946    2,211,602     100.00%
Select Growth and Income      212,516,025  19,542,689    9,404,262     100.00%
Select Income                  75,285,571   3,586,410    6,411,300     100.00%
Investment Grade Income       136,062,950  12,797,731    4,822,474     100.00%
Government Bond                38,759,285   4,497,417    1,465,727     100.00%
Money Market                  215,353,047  18,194,661   13,495,093     100.00%


Proposal 8 To revise the investment restrictions of each Fund of the Trust to ---------- permit the Fund to borrow money for temporary purposes when the aggregate amount borrowed does not exceed 33 1/3% of the value of the Fund's total assets at the time such borrow is made:

                                Shares       Shares       Shares     Percent of
                                  For        Against    Abstaining  Shares Voted
                              -----------  ----------   ----------  ------------
Select Aggressive Growth      191,754,480  23,649,250    7,952,627     100.00%
Select Capital Appreciation   102,008,709  14,085,611    4,816,484     100.00%
Select Value Opportunity       74,750,173  12,319,606    2,602,573     100.00%
Select International Equity   198,505,712  24,736,579    9,403,645     100.00%
Select Growth                 168,311,152  22,211,984    8,935,328     100.00%
Growth                        199,904,328  34,837,588    9,880,121     100.00%
Equity Index                   72,418,535  11,777,318    2,471,639     100.00%
Select Growth and Income      203,469,878  26,878,157   11,114,941     100.00%
Select Income                  73,158,611   5,875,439    6,249,232     100.00%
Investment Grade Income       131,877,958  17,190,516    4,614,681     100.00%
Government Bond                37,150,526   6,044,470    1,527,433     100.00%
Money Market                  202,129,620  30,802,423   14,110,757     100.00%

----------------------------------------
                                                                            F-43
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                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                               OTHER INFORMATION
--------------------------------------------------------------------------------

Proposal 9 To change the status of the investment restrictions of each fund of ---------- the Trust relating to financial futures and related options from fundamental to non-fundamental:

                               Shares         Shares      Shares     Percent of
                                 For          Against   Abstaining  Shares Voted
                             -----------    ----------  ----------  ------------
Select Aggressive Growth     197,382,652    17,966,640   8,007,066     100.00%
Select Capital Appreciation  107,113,209     9,612,369   4,185,225     100.00%
Select Value Opportunity      78,077,748     8,978,651   2,615,953     100.00%
Select International Equity  205,428,153    18,335,742   8,882,040     100.00%
Select Growth                174,587,490    16,485,541   8,385,432     100.00%
Growth                       205,011,067    29,451,137  10,159,833     100.00%
Equity Index                  75,341,614     9,159,968   2,165,910     100.00%
Select Growth and Income     210,679,129    20,453,649  10,330,197     100.00%
Select Income                 74,957,488     4,092,658   6,233,135     100.00%
Investment Grade Income      135,817,086    13,212,694   4,653,375     100.00%
Government Bond               38,525,164     4,814,161   1,383,104     100.00%
Money Market                 212,675,590    20,750,585  13,616,626     100.00%


Proposal 10 To revise the investment policies of the Select Value Opportunity ----------- Fund to permit the Fund to engage in financial futures and related options transactions:

                                Shares        Shares      Shares     Percent of
                                  For         Against   Abstaining  Shares Voted
                              ----------     ---------  ----------  ------------
Select Value Opportunity      78,603,876     8,271,306   2,797,170     100.00%


Proposal 11 To change the status of certain investment policies of the Growth ----------- Fund relating to the types of securities in which the Fund may invest and related limitations, if any, from fundamental to non-fundamental:

                                Shares         Shares     Shares     Percent of
                                  For          Against  Abstaining  Shares Voted
                              -----------    ---------- ----------  ------------
Growth                        208,052,803    26,700,986  9,868,247     100.00%


Proposal 12 To revise the investment restrictions of the funds listed below to ----------- permit such Funds to invest in securities which are restricted as to disposition under Federal securities laws:

                                Shares        Shares      Shares     Percent of
                                  For         Against   Abstaining  Shares Voted
                              -----------   ----------  ----------  ------------
Growth                        211,745,319   22,642,962  10,233,756     100.00%
Equity Index                   76,319,871    7,976,776   2,370,845     100.00%
Investment Grade Income       137,897,454   11,258,361   4,527,340     100.00%
Government Bond                39,298,062    3,968,040   1,456,327     100.00%
Money Market                  215,152,360   18,978,223  12,912,217     100.00%


At a special meeting of shareholders of the Select Value Opportunity Fund held on December 30, 1997, shareholders approved the new Sub-Adviser Agreement between Allmerica Investment Management Company, Inc. and Cramer Rosenthal McGlynn, LLC. The results were as follows:

                                 Shares       Shares      Shares     Percent of
                                   For        Against   Abstaining  Shares Voted
                               ----------    ---------  ----------  ------------
                               96,229,373    3,268,212   4,051,344     100.00%

                                        ----------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                             REGULATORY DISCLOSURES
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, Delaware Group Premium Fund International Equity Series, and T. Rowe Price International Stock Portfolio, which include important information related to charges and expenses.

                                 CLIENT NOTICES
--------------------------------------------------------------------------------

This annual report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the Allmerica IRA contracts. Separate account financial statements will no longer be provided.




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                                                                            F-45
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

                                  Allmerica IRA

Allmerica Financial is a diversified group of insurance and financial services companies. Allmerica IRA is issued by First Allmerica Financial Life Insurance Company. Established in 1844, First Allmerica Financial is the fifth oldest, and one of the most respected, life insurance companies in the nation. Our financial expertise, combined with a range of insurance and investment products, allows us to help you create sound financial solutions to meet your individual needs.

To be preceded or accompanied by the current prospectus. Read it carefully before investing.




                   The Allmerica IRA contract is issued by
     First Allmerica Financial Life Insurance Company and distributed by
                          Allmerica Investments, Inc.

                 [LOGO OF ALLMERICA FINANCIAL(R) APPEARS HERE]

First allmerica Financial Life Insurance Company . Allmerica Financial Life Insurance and Annuity Company (licensed in all states except NY & HI) Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica Investment Management Company, Inc. The Hanover Insurance Company . AMGRO, Inc. . Allmerica Financial Alliance Insurance Company Allmerica Asset Management, Inc. . Allmerica Financial Benefit Insurance Company . Sterling Risk Management Services, Inc. Citizens Corporation . Citizens Insurance Company of America . Citizens Management, Inc.

              440 Lincoln Street, Worcester, Massachusetts 01653